UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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PennyMac Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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PennyMac Financial Services, Inc. 3043 Townsgate Road Westlake Village, California 91361

April 13, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of PennyMac Financial Services, Inc. to be held on Tuesday, May 24, 2022, at 11:00 a.m. Pacific Time. Due to the ongoing COVID-19 pandemic, the 2022 Annual Meeting will be conducted online via live webcast at www.virtualshareholdermeeting.com/PFSI2022.

The Notice of 2022 Annual Meeting of Stockholders and Proxy Statement are attached to this letter and contain information about the matters on which you will be asked to vote at the Annual Meeting. We will transact no other business at the Annual Meeting, except for business properly brought before the Annual Meeting or any postponement or adjournment thereof by our Board of Directors. Only our stockholders of record at the close of business on March 29, 2022, the record date, are entitled to vote at the Annual Meeting.

Your vote is very important. Please carefully read the Notice of 2022 Annual Meeting of Stockholders and Proxy Statement so that you will know the matters on which we plan to vote at the Annual Meeting, and then vote your shares by proxy by mail, by Internet or by telephone as soon as possible to make sure that your shares are represented at the Annual Meeting.

ONLINE ANNUAL MEETING: To participate in the online Annual Meeting, you will need to log-in to www.virtualshareholdermeeting.com/PFSI2022 using the 16-digit control number found on the proxy card, voting instruction form, notice of internet availability of proxy materials or email, as applicable, previously sent or made available to stockholders entitled to vote at the Annual Meeting. Please read “INFORMATION CONCERNING VOTING AND SOLICITATION—Who can attend the Annual Meeting?” in the accompanying Proxy Statement. If it is determined the Annual Meeting will be held at a different time or in a different location or format (i.e., an in-person or hybrid meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (www.pennymacfinancial.com) and filed with the SEC via its EDGAR system.

On behalf of our Board of Directors, we look forward to your participation in our upcoming online Annual Meeting.

Sincerely,

DAVID A. SPECTOR
Chairman and Chief Executive Officer

PennyMac Financial Services, Inc. 3043 Townsgate Road Westlake Village, California 91361

Notice of 2022 Annual Meeting of Stockholders

Date and Time:	Tuesday, May 24, 2022 at 11:00 a.m. Pacific Time

Location:	Online via live webcast at www.virtualshareholdermeeting.com/PFSI2022

Record Date:

March 29, 2022. Only stockholders of record at the close of business on the record date are entitled to receive notice of, and vote at, the 2022 Annual Meeting of Stockholders, or Annual Meeting, and any continuation, postponement or adjournment thereof.

Mailing Date:

We intend to mail the Notice Regarding the Availability of Proxy Materials, or the Proxy Statement and proxy card, as applicable, on or about April 13, 2022 to our stockholders of record on the record date.

Items of Business:

•     To elect the eleven (11) director nominees identified in the enclosed Proxy Statement to serve on our Board of Directors, each for a one-year term expiring at the 2023 annual meeting of stockholders;

• To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022;

• To approve our 2022 Equity Incentive Plan;

• To approve, by non-binding vote, our executive compensation; and

• To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Attendance:

To be admitted to the Annual Meeting virtually, you will need to log-in to www.virtualshareholdermeeting.com/ PFSI2022 using the 16-digit control number found on the proxy card, voting instruction form, notice of internet availability of proxy materials or email, as applicable, previously sent or made available to stockholders entitled to vote at the Annual Meeting. Please read “INFORMATION CONCERNING VOTING AND SOLICITATION—Who can attend the Annual Meeting?” in the accompanying Proxy Statement.

Voting:

Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy by mail, by Internet or by telephone as soon as possible to make sure that your shares are represented at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct that firm or bank as to how to vote your shares.

By Order of the Board of Directors,

DEREK W. STARK

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2022:

This Notice of 2022 Annual Meeting of Stockholders, Proxy Statement and 2021 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available at www.proxyvote.com.

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PROXY STATEMENT SUMMARY

Proxy Statement Summary

This summary contains highlights about our Board of Directors, or our Board, and the upcoming 2022 Annual Meeting of Stockholders, or the Annual Meeting. References in this Proxy Statement to “we,” “us,” “our,” the “Company,” and “PNMAC” refer to PennyMac Financial Services, Inc. and its affiliates, unless the context otherwise requires. This summary does not contain all of the information that you should consider in advance of the Annual Meeting and we encourage you to read the entire Proxy Statement before voting. This Proxy Statement has been made available to our stockholders on the Internet on or about April 13, 2022.

2022 Annual Meeting of Stockholders

Date and Time:	Tuesday, May 24, 2022, at 11:00 a.m. Pacific Time
Location:	Online via live webcast at www.virtualshareholdermeeting.com/PFSI2022
Record Date:	March 29, 2022
Mail Date:	April 13, 2022

Voting Matters and Board Recommendations

Matter		Our Board Vote Recommendation
Proposal I:	Election of eleven (11) directors to our Board of Directors	FOR each Director Nominee identified in this Proxy Statement
Proposal II:	Ratification of the appointment of our independent registered public accounting firm	FOR
Proposal III:	Approval of our 2022 Equity Incentive Plan	FOR
Proposal IV:	Approval, by non-binding vote, of our executive compensation	FOR

Director Nominees

Director Nominees	Age	Director Since	Principal Occupation / Key Experience	Committee Membership
David A. Spector	59	2012	Chairman and Chief Executive Officer of PennyMac Financial Services, Inc.	None
Anne D. McCallion	67	2018	Former Senior Managing Director and Chief Enterprise Operations Officer of PennyMac Financial Services, Inc.	Finance Risk
James K. Hunt	70	2013	Former Managing Partner and CEO, Middle Market Credit at Kayne Anderson Capital Advisors LLC	Nominating and Corporate Governance Compensation
Jonathon S. Jacobson	60	2021	Founder of HighSage Ventures LLC and Former Co-Founder of Highfields Capital Management L.P.	Nominating and Corporate Governance Finance
Patrick Kinsella †	68	2014	Former Adjunct Professor at USC Marshall School of Business and Retired Senior Audit Partner with KPMG, LLP	Audit Related Party Matters Risk

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PROXY STATEMENT SUMMARY

Director Nominees	Age	Director Since	Principal Occupation / Key Experience	Committee Membership
Joseph Mazzella	69	2012	Retired Managing Director and General Counsel of Highfields Capital Management L.P.	Nominating and Corporate Governance Related Party Matters
Farhad Nanji	43	2012	Co-Founder of MFN Partners Management, L.P.	Compensation
Jeffrey A. Perlowitz*	65	2019	Retired Managing Director and Co-Head of Global Securitized Markets of Citigroup and/or its Predecessors	Compensation Finance Risk
Lisa M. Shalett	55	2020	Former Goldman Sachs Partner and Former Managing Partner of Brookfield Asset Management	Audit Nominating and Corporate Governance
Theodore W. Tozer	65	2017	Senior Fellow at the Milken Institute’s Center for Financial Markets and Former President of Government National Mortgage Association	Audit Related Party Matters Risk
Emily Youssouf	70	2013	Clinical Professor at NYU Schack Institute of Real Estate	Audit Finance

† Audit Committee Financial Expert

* Independent Lead Director

We believe our Board possesses deep and broad skill sets and specific experience and expertise that facilitate strong oversight and strategic direction for us as a leading specialty financial services firm focused on the production and servicing of U.S. mortgage loans and the management of investments related to the U.S. mortgage market.

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PROXY STATEMENT SUMMARY

Corporate Governance Highlights

We continuously monitor developments, trends and best practices in corporate governance and consider feedback from stockholders and proxy advisory firms, as appropriate, when enhancing our governance, policies and structure.

✓

Majority Voting Standard in the Election of Directors. Our Amended and Restated Bylaws provide for a majority voting standard for uncontested director elections and plurality voting standard for contested director elections.

		✓	Independent Lead Director. The independent directors of our Board elected Jeffrey A. Perlowitz as our independent lead director for a three year term that expires in March 2025.
✓

Director Resignation Policy. Our Corporate Governance Guidelines include a requirement that any director nominee who fails to receive a majority vote, if required, for election or re-election will promptly tender his or her resignation to the Board.

✓

Board Refreshment. We have robust processes to identify, evaluate and select qualified director candidates and we regularly assess the size and composition of the Board. We have added three board members since 2019.

✓

Director Limitations on Number of Boards. A director who is currently serving as a chief executive officer of a public company, including our Chief Executive Officer, is not permitted to serve on more than two outside public company boards. No other director is permitted to serve on more than five outside public company boards.

		✓	Regular Executive Sessions. Our independent directors meet privately on a regular basis. Our independent lead director presides at such meetings.
✓

Robust Stock Ownership Guidelines. We have robust stock ownership guidelines for our non-management directors (five times the base annual retainer) and executive officers (five times base salary for our Chief Executive Officer; three times base salary for all other executive officers).

		✓	Regular Board Evaluation. The Nominating and Corporate Governance Committee sponsors an annual self-assessment of the Board’s performance as well as the performance of each committee of the Board.
✓	Stockholder Engagement. We engage in active discussions with our stockholders on a variety of topics throughout the year to ensure that we are addressing their concerns.	✓	Annual Elections. Our Board is not classified and, therefore, we conduct annual elections for all directors who serve on our Board.

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PROXY STATEMENT SUMMARY

Financial Highlights(1)

PennyMac Financial Services, Inc.

Full Year 2021 Financial and Operational Highlights

(1)

For complete information regarding our Fiscal 2021 performance, stockholders should read “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the audited consolidated financial statements and accompanying notes thereto contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the Securities and Exchange Commission, or the SEC, on February 23, 2022 and is being made available to stockholders with this Proxy Statement as a part of our 2021 Annual Report to Stockholders.

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PROXY STATEMENT SUMMARY

COVID-19 Pandemic

The Company devoted substantial attention to responding to the human and business impact of the coronavirus or COVID-19 pandemic, while expanding our workforce and maintaining our operational focus. Throughout the COVID-19 pandemic, the Company acted to support its employees, customers and communities during these challenging times, responded to the associated business impact and developed protocols both for determining whether our businesses could remain open and for responsible operations when they could.

Our COVID-19 Response included:

•	Enhanced health measures to ensure the safety of our workforce;
•	Supported our clients while most of our workforce worked from home;
•	Provided resources so that our employees were able to successfully work at home during 2021;
•	Provided wellness and family resources for our employees via our COVID-19 resource center; and
•	Supported community giving programs.

Executive Compensation Highlights

Our compensation governance best practices are summarized as follows:

What We Do		What We Don’t Do
✓	Heavy bias toward performance-based equity: Our Board seeks to ensure that our long-term equity incentive awards are significantly weighted toward performance-based equity vehicles.	✗	No minimum level of total compensation: We do not provide for guaranteed minimum levels of performance-based incentives or long-term equity awards in our employment agreements.
✓

Multiple financial performance metrics: Our performance-based incentive and long-term equity incentives plans include investor-supported financial performance metrics such as return on equity and leverage ratio based on total recourse debt.

✗

No automatic salary increases: Our named executive officers are not entitled to automatic base salary increases and none of the employment agreements with our named executive officers contain such provisions.

✓

Clawback policy: Our Board maintains a clawback policy that allows us to recoup certain incentive compensation paid on the basis of erroneous financial statements that result in a material accounting restatement.

		✗	No “single trigger” payments: We do not provide for single trigger equity vesting upon a Change in Control, if assumed. We also do not provide for excise tax gross-ups upon a Change in Control.
✓

Balanced risk-taking approach to our compensation program: Our compensation program is designed to discourage excessive risk taking and encourage long-term decision making in alignment with the interests of our stockholders. We consult with our independent compensation consultant in this regard.

		✗	No excessive perks: Our perquisites are limited to those with a clear business-related rationale.
✓	Robust stock ownership guidelines: We impose robust stock ownership guidelines on our directors and executive officers to ensure that their interests are aligned with those of our stockholders.	✗	No gross-ups for perks: We do not provide excise tax gross-ups of perquisites for our executive officers.
✓	Stockholder engagement: We value the perspectives of our stockholders and interact with stockholders through a variety of engagement activities.	✗	No re-pricing: Our equity incentive plan prohibits the re-pricing of stock options and stock appreciation rights without stockholder approval.
✓	Consideration of stockholder feedback: We engage in careful consideration of stockholder feedback regarding compensation.	✗	No speculative or short-term trading: We prohibit our officers, employees and directors from engaging in speculative and short-term trading of our securities.
✓	Comprehensive review of peer group: On an annual basis, we engage in a comprehensive review to assess and identify a relevant peer group of companies in our or a related industry.	✗

No hedging, pledging, short sales, or margin trading: We restrict our officers, employees and directors from engaging in hedging, pledging, short sales, trading in publicly traded put or call options or trading on margin involving our securities.

✓

Independent compensation consultant: We utilize the services of Pearl Meyer, which is engaged directly by the Compensation Committee as an outside independent compensation consultant to advise on executive compensation matters.

		✗	No supplemental executive retirement plans: We do not maintain any supplemental executive retirement plans for named executive officers.

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CORPORATE GOVERNANCE

Corporate Governance

Director Qualification, Board Refreshment and Selection Criteria

The Nominating and Corporate Governance Committee is responsible for developing the general criteria, subject to approval by the full Board, for use in identifying, evaluating and selecting qualified candidates for election or re-election to our Board. The Nominating and Corporate Governance Committee periodically reviews with our Board the appropriate skills and characteristics required of directors in the context of the current composition of our Board. Final approval of director candidates is determined by the full Board, and invitations to join our Board are extended by our Chairman on behalf of the entire Board.

The Nominating and Corporate Governance Committee, in accordance with our Corporate Governance Guidelines, seeks to create a board that is strong in its collective knowledge and has skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, risk management, corporate governance, and knowledge of the mortgage and real estate investment trust sectors and the global markets. The Nominating and Corporate Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience, and differences in viewpoints and skills. We do not have a formal policy with respect to diversity; however, our Board and Nominating and Corporate Governance Committee believe that it is essential that our directors represent diverse viewpoints and backgrounds. In considering candidates for our Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards and in light of the needs of our Board and our Company at that time, given the then current mix of director attributes. The Nominating and Corporate Governance Committee also considers a candidate’s accessibility and availability to serve effectively on our Board, and it conducts inquiries into the background and qualifications of potential candidates. With respect to the nomination of continuing directors for re-election, the individual’s past contributions to our Board are also considered.

Pursuant to a separate stockholder agreement with HC Partners LLC, or HCP, HCP has the right to nominate up to two individuals for election to our Board, depending on the percentage of the voting power of our outstanding shares of common stock that it holds, and we are obligated to use our best efforts to cause the election of those nominees. Based on current levels of ownership, HCP has the right to nominate two directors to the Board. HCP has elected to nominate Joseph Mazzella and Jonathon S. Jacobson for election to our Board.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee assesses the appropriate size of our Board and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that a vacancy is anticipated, or otherwise arises, the Nominating and Corporate Governance Committee considers whether to fill any such vacancy and, if so, identifies various potential candidates for director. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board.

Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of our Board, professional search firms or other persons. The Nominating and Corporate Governance Committee also will consider recommendations for nominees properly submitted by our stockholders. See “Information Concerning Voting and Solicitation—When are stockholder proposals due for the 2023 Annual Meeting of Stockholders?” for procedures on submitting any recommendations. If any materials are provided by a stockholder in connection with a recommendation for a director nominee, such materials are forwarded to the Nominating and Corporate Governance Committee. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating and Corporate Governance Committee, in the same manner as other recommendations, at its next regularly scheduled or special meeting. The Nominating and Corporate Governance Committee may also retain an independent third party to assist in identifying appropriate director candidates for our Board.

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CORPORATE GOVERNANCE

Independence of Our Directors

The New York Stock Exchange, or NYSE, rules require that at least a majority of our directors be independent of our Company and management. The rules also require that our Board affirmatively determine that there are no material relationships between a director and us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) before such director can be deemed independent. We have adopted independence standards consistent with NYSE rules and the rules of the SEC. Our Board has reviewed both direct and indirect transactions and relationships that each of our directors has or had with us and our management.

As a result of this review, our Board affirmatively determined that 82% of our directors are independent under the NYSE rules. Our independent directors are James K. Hunt, Jonathon S. Jacobson, Patrick Kinsella, Joseph Mazzella, Farhad Nanji, Jeffrey A. Perlowitz, Lisa M. Shalett, Theodore W. Tozer and Emily Youssouf, based upon the fact that none of these directors has any material relationships with us other than as directors and holders of our common stock.

Board of Directors Leadership and Independent Lead Director

Our Chairman and the independent lead director provide leadership to and work with our Board to define its structure and activities in the fulfillment of its responsibilities. The Board determined in March 2022 that the position of Chairman of the Board should continue to be held by David A. Spector. Mr. Spector has served as a key executive since our founding in 2008 and throughout our growth into one of the largest mortgage lenders in the country. The Board believes Mr. Spector’s past experience has made him uniquely positioned to lead and oversee the Board and identify and execute our future strategic initiatives. In addition, Mr. Spector has proven himself capable of leading Board discussions on new initiatives and strategic priorities, facilitating internal Board communication and ensuring proper Board oversight of key issues.

This determination is based, in part, on our belief that independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside our Company and industry, while the Chief Executive Officer brings company-specific experience and expertise. We believe our Chief Executive Officer is thus better situated to serve as Chairman of the Board because he is able to utilize the in-depth focus and perspective gained in running our Company to effectively and efficiently lead our Board. As the director most familiar with our business and industry, he is capable of identifying new initiatives and businesses, strategic priorities and other critical and/or topical agenda items for discussion by our Board and then leading the discussion to ensure our Board’s proper oversight of these issues. Our Board believes that the combined role of Chairman of the Board and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and our Board, all of which are essential to effective governance.

This determination is also based on what we consider to be a strong governance structure already in place, including the appointment of an influential independent lead director with a strong voice. The independent lead director works with our Chairman of the Board and other directors to provide informed, independent oversight of our management and affairs. Among other things, the independent lead director reviews and provides input on Board meeting agendas and materials, coordinates with committee chairs to ensure the committees are fulfilling the responsibilities set forth in their respective charters, serves as the principal liaison between our Chairman of the Board and the independent directors, and chairs an executive session of the independent directors at each regularly scheduled Board meeting. Our Board re-elected Mr. Perlowitz in March 2022 as its independent lead director for a three year term expiring in March 2025.

Director Education

New directors receive an orientation upon joining the Board, including the opportunity to meet with members of management, which is designed to familiarize new directors with the Company’s purpose, business, operations, strategic direction, financial matters, risk management, corporate governance practices and other key policies and practices. The Board also believes in the importance of continuing director education to enhance the performance of the Board and its committees. All directors are offered membership with the National Association of Corporate Directors, a nationally recognized organization providing corporate governance and director education. In addition, directors receive ongoing internal education from management and the Company’s advisors on matters relevant to the Company’s business, industry trends and developments, corporate governance and other appropriate subjects to assist the directors in discharging their duties.

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CORPORATE GOVERNANCE

Succession Planning

Our Board oversees management’s succession plan for the Chairman and Chief Executive Officer and key positions at the executive officer level. Our Board annually reviews succession plans for the Chairman and Chief Executive Officer and executive management. In addition, the Chairman and Chief Executive Officer annually provides his assessment to our Board of executive leaders and their potential to succeed at key executive management positions.

The Role of the Board in Risk Oversight

Our senior management is responsible for designing, implementing and maintaining an effective and appropriate approach for managing enterprise risk. Our Board and each of its committees, and in particular, the Audit and Risk Committees, have an active role in overseeing our risk management process, while supporting organizational objectives, improving long-term organizational performance and creating stockholder value. A fundamental part of risk management oversight is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for our Company. The involvement of the full Board in determining our business strategy is a key part of its assessment of management’s appetite for risk and determination of what constitutes an appropriate level of risk for our Company. The Board also encourages senior management to promote a culture incorporating risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Company’s senior management, to assess and analyze the most likely areas of future risk. While our Board has the ultimate oversight responsibility for the risk management process, particularly with respect to those risks inherent in the operation of our businesses and the implementation of our strategic plan, the committees of our Board also share responsibility for overseeing specific areas of risk management as follows:

Committee	Primary Risk Oversight Responsibility
Audit	The Audit Committee focuses on risks associated with internal controls and securities, financial and accounting compliance, and receives an annual risk assessment report from our internal auditors.
Compensation

The Compensation Committee focuses on oversight of our compensation policies and practices, including whether such policies and practices balance risk taking and rewards in an appropriate manner so as not to encourage excessive risk taking.

Finance	The Finance Committee focuses on risks relating to our Company’s liquidity and capital resources and our investment policies and strategies.
Nominating and Corporate Governance

The Nominating and Corporate Governance Committee focuses on risks associated with proper board governance, including the independence of our directors and the assessment of the performance and effectiveness of each member and Board Committee. The Nominating and Corporate Governance Committee also has specific oversight responsibility for risks relating to our corporate sustainability and ESG practices, including environmental stewardship, human capital management (including diversity and inclusion, talent management and employee engagement), community involvement and corporate governance.

Related Party Matters

The Related Party Matters Committee focuses on risks arising out of potential conflicts of interest between us or any of our subsidiaries, on the one hand, and (i) PennyMac Mortgage Investment Trust, or PMT, and its subsidiaries, (ii) any other non-wholly-owned entity that we may manage or over which we may have control (whether through ownership, voting power, contract or otherwise), and (iii) any other identified related party, on the other hand.

Risk

The Risk Committee oversees our enterprise risk management function in relation to our business activities and focuses on credit risk, mortgage compliance risk and operational risk, including cybersecurity and data privacy risk. The Risk Committee, as well as other members of the Board, receive updates from the Company’s Chief Information Officer on the overall cybersecurity and data privacy risk environment including our enterprise-wide cybersecurity risk assessment results and key initiatives.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about the nature of all such risks.

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CORPORATE GOVERNANCE

Committees of the Board of Directors

Our Board has established six principal committees: the Audit Committee, the Compensation Committee, the Finance Committee, the Nominating and Corporate Governance Committee, the Related Party Matters Committee and the Risk Committee. Our Board committees have also adopted written charters that govern their conduct, each of which is available on our website at www.ir.pennymacfinancial.com.

The current chairs and members of the committees are identified in the following table:

Directors	Audit	Compensation	Finance	Nominating and Corporate Governance	Related Party Matters	Risk

Non-Management Directors

James K. Hunt		X		CC

Patrick Kinsella	CC				X	X

Jonathon S. Jacobson			X	X

Joseph Mazzella				X	CC

Anne D. McCallion			X			X

Farhad Nanji		CC

Jeffrey A. Perlowitz*		X	X			X

Lisa M. Shalett	X			X

Theodore W. Tozer	X				X	CC

Emily Youssouf	X		CC

Management Directors

David A. Spector†

†     – Chairman

*     – Independent Lead Director

CC – Committee Chair

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CORPORATE GOVERNANCE

The primary committee responsibilities, current committee membership and number of meetings held by each such committee of our Board during 2021 are summarized below:

Audit Committee	Primary Responsibilities
Members:

The Audit Committee assists our Board in overseeing:

•  our accounting and financial reporting processes;

•  the integrity and audits of our financial statements;

•  our internal control function;

•  our compliance with related legal and regulatory requirements;

•  the effectiveness of our compliance programs as they relate to applicable laws and regulations governing securities, financial and accounting matters;

•  the qualifications and independence of our independent registered public accounting firm; and

•  the performance of our independent registered public accounting firm and our internal auditors.

The Audit Committee is also responsible for preparing an audit committee report to be included in our annual proxy statement, reviewing and discussing management’s discussion and analysis of financial condition and results of operations to be included in our filings with the Securities and Exchange Commission, or SEC, the engagement, retention and compensation of our independent registered public accounting firm, reviewing with our independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, considering the range of audit and permissible non-audit fees, and reviewing the adequacy of our internal accounting controls.

Patrick Kinsella, Chair Lisa M. Shalett Theodore W. Tozer Emily Youssouf
Meetings in 2021: 9

Mr. Kinsella serves as an “audit committee financial expert,” as that term is defined by the SEC. Each of the members of the Audit Committee is “financially literate” under the rules of the NYSE.

Our Board has determined that all of the directors serving on the Audit Committee are independent under the applicable rules of the NYSE and SEC. For additional information on the Audit Committee, please see the section below entitled “Report of the Audit Committee.”

Compensation Committee	Primary Responsibilities
Members:

The principal functions of the Compensation Committee are to:

•  evaluate the performance of our Chief Executive Officer and other executive officers;

•  review and/or recommend to the Board the compensation of our Chief Executive Officer and other executive officers;

•  adopt and administer compensation policies, plans and benefit programs for our executive officers and all other members of our executive team;

•  review and recommend to our Board compensation plans, policies and programs;

•  prepare the compensation committee report on executive compensation to be included in our annual proxy statement;

•  review and discuss our compensation discussion and analysis to be included in our annual proxy statement;

•  recommend to our Board the compensation for our non-management directors;

•  collaborate with the Board’s Nominating and Corporate Governance Committee on succession plans; and

•  administer the issuance of any securities under the PennyMac Financial Services, Inc. 2013 Equity Incentive Plan, as amended, or the 2013 Plan, and future equity incentive plans adopted by stockholders.

The Compensation Committee may form, and delegate authority to, subcommittees when it deems appropriate to the extent permitted under applicable law.

Farhad Nanji, Chair James K. Hunt Jeffrey A. Perlowitz
Meetings in 2021: 4

Our Board has determined that all of the directors serving on the Compensation Committee are independent under the applicable rules of the NYSE and SEC. For additional information on the Compensation Committee, please see the section below entitled “Report of the Compensation Committee.”

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CORPORATE GOVERNANCE

Finance Committee	Primary Responsibilities
Members:

The Finance Committee is responsible for overseeing the financial objectives, policies, procedures and activities of our Company, including a review of our capital structure, sources of funds, liquidity and financial position. In connection with these responsibilities of the Finance Committee, its principal functions are to:

•  review, assess and monitor our capital structure, liquidity, capital adequacy and reserves;

•  review and assess any policies we may establish from time to time that relate to our liquidity management, capital structure and dividend approvals;

•  review our short- and long-term investment strategy, investment policies and the performance of our investments;

•  monitor our capital budget; and

•  review our policies and procedures on hedges, swaps and other derivative transactions.

Emily Youssouf, Chair Jonathon S. Jacobson Anne D. McCallion Jeffrey A. Perlowitz
Meetings in 2021: 5

Nominating and Corporate Governance Committee	Primary Responsibilities
Members:

The principal functions of the Nominating and Corporate Governance Committee are to:

•  seek, consider and recommend to the full Board qualified candidates for election as directors and then recommend nominees for election as directors at the annual meeting of stockholders;

•  review periodically with the Board and Compensation Committee the succession plans relating to the Chief Executive Officer and the Company’s other executive officers;

•  periodically prepare and submit to our Board for adoption the Nominating and Corporate Governance Committee’s selection criteria for director nominees;

•  review and make recommendations to our Board on matters involving the general operation of our Board and our corporate governance guidelines;

•  annually recommend to our Board nominees for each of its committees;

•  annually facilitate the assessment of the performance of the individual committees and our Board as a whole and reporting thereon to our Board; and

•  regularly oversee our environmental, social and governance criteria and policies, practices and initiatives regarding corporate sustainability.

James K. Hunt, Chair Jonathon S. Jacobson Joseph Mazzella Lisa M. Shalett
Meetings in 2021: 4
Our Board has determined that all of the directors serving on the Nominating and Corporate Governance Committee are independent under the applicable rules of the NYSE.

| 2022 Proxy Statement	11

CORPORATE GOVERNANCE

Related Party Matters Committee	Primary Responsibilities
Members:

The principal functions of the Related Party Matters Committee are to:

•  establish policies and procedures related to the identification and management of certain transactions, and resolve other potential conflicts of interest, between our Company and any of our subsidiaries, on the one hand, and PennyMac Mortgage Investment Trust, or PMT, and its subsidiaries and any other non-wholly-owned entity that we manage or over which we have control (whether through ownership, voting power, contract or otherwise), on the other hand;

•  establish policies and procedures related to the identification of any other transactions in which certain related parties, including our directors, executive officers and their family members, have a direct or indirect interest;

•  oversee and administer all such policies; and

•  review and, if necessary, approve and/or make recommendations to the Board regarding all such transactions, including, but not limited to, our management agreement, flow servicing agreement, mortgage banking services agreement, MSR recapture agreement, and mortgage loan purchase agreement with PMT, and any amendments of or extensions to such agreements.

Joseph Mazzella, Chair Patrick Kinsella Theodore W. Tozer
Meetings in 2021: 4
Our Board has determined that all of the directors serving on the Related Party Matters Committee are independent under the applicable rules of the NYSE.

Risk Committee	Primary Responsibilities
Members:

The principal function of the Risk Committee is to assist our Board in fulfilling its oversight responsibilities relating to: (i) our Company’s aggregate risk profile; (ii) specific risks expressly delegated to the Risk Committee, including credit risk, mortgage compliance risk, and operational risk; and (iii) management’s approach for assessing, monitoring and controlling such aggregate and specific risks. In carrying out its duties, the responsibilities of the Risk Committee include, but are not limited to, the following:

•  reviewing, discussing and overseeing our management’s establishment and operation of our Company’s enterprise risk management (and any significant changes thereto);

•  reviewing annually a schedule of all identified risks facing our Company and the alignment of such risks with our management committees and committees of our Board;

•  reviewing annually our enterprise risk management policy;

•  reviewing and overseeing credit risk, mortgage compliance risk, and operational risk (including regular reviews of risks arising from cybersecurity and data privacy), as well as the establishment and operation of policies and procedures and remediation for any deficiencies with respect to such specific risks; and

•  directing management to evaluate the effectiveness of our risk management.

Theodore W. Tozer, Chair Patrick Kinsella Anne D. McCallion Jeffrey A. Perlowitz
Meetings in 2021: 4

12	| 2022 Proxy Statement

CORPORATE GOVERNANCE

Board of Directors and Committee Meetings

During Fiscal 2021, our full Board held 12 meetings. All directors are expected to make every effort to attend all meetings of the Board and meetings of the committees of which they are members. Each of our incumbent directors attended at least 75% of the aggregate number of meetings held in Fiscal 2021 for the period during which such director served with respect to meetings of our Board and each committee on which such director served.

Executive Sessions of the Independent Directors

Our Corporate Governance Guidelines require that our Board hold at least four regularly scheduled meetings each year and that our independent directors meet in executive session without management on a regularly scheduled basis. These executive sessions, which are designed to promote unfettered discussions among our independent directors, are presided over by the independent lead director.

Attendance by Members of our Board of Directors at the 2021 Annual Meeting of Stockholders

We expect each member of the Board to attend our annual meetings of stockholders except for absences due to causes beyond the reasonable control of the director. Each incumbent director serving during the 2021 annual meeting of stockholders attended the meeting.

Board Evaluations

The charters of each of the Audit Committee, Compensation Committee, Finance Committee, Nominating and Corporate Governance Committee, Related Party Matters Committee and Risk Committee require an annual performance evaluation. The Nominating and Corporate Governance Committee oversees the annual board assessment process and the implementation of the annual committee assessments. The Nominating and Corporate Governance Committee typically engages an external evaluator to facilitate the board and committee assessment process. The key areas of focus for the evaluation are Board operations, Board accountability and committee performance. The results of the evaluation are reviewed with the Nominating and Corporate Governance Committee and the full Board. Below is an example of a typical external evaluator led board evaluation.

Commencement	Evaluation	Analysis	Findings	Follow-Up
The Nominating and Corporate Governance Committee Chair engages an outside law firm and they jointly develop a comprehensive questionnaire to serve as the basis for the interview with each director.

Questionnaires are distributed and the outside law firm interviews each director, soliciting feedback on the effectiveness of the Board and the directors individually including on board size, compositions, board and committee structure and overall performance.

The outside law firm synthesizes the interview discussions and prepares a summary of findings and themes for the Nominating and Corporate Governance Committee, working with the Chair.

The outside law firm and Chair present their findings and themes to the Nominating and Corporate Governance Committee, which discuss the findings. The Nominating and Corporate Governance Committee Chair then presents the findings to the Board.

Results requiring additional considerations are addressed at subsequent meetings and reported back to the Board, where appropriate.

Codes of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, which sets forth the basic principles and guidelines for resolving various legal and ethical questions that may arise in the workplace and in the conduct of our business. This code is applicable to all of our officers, employees and directors.

In addition, we have adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers, which sets forth specific policies to guide these individuals in the performance of their duties. The Code of Business Conduct and Ethics and the Code of Ethics for the Chairman, Chief Executive Officer and Senior Financial Officers are available on our website at www.ir.pennymacfinancial.com. Our directors, officers and employees are also encouraged to anonymously report suspected violations of the Code of Business Conduct and Ethics through various means, including a toll-free hotline available 24 hour, 7 days a week.

| 2022 Proxy Statement	13

CORPORATE GOVERNANCE

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines, available on our website at www.ir.pennymacfinancial.com, which, in conjunction with the charters and key practices of the committees of our Board, provide the framework for the governance of our Company. Pursuant to the majority voting standard in our Amended and Restated Bylaws, our Corporate Governance Guidelines provide that if any nominee for director fails to receive a majority vote for election or re-election, if so required, the director will promptly tender to the Board for its consideration his or her offer to resign from the Board.

Corporate Sustainability and ESG Overview and Goals

Commitment to Advancing Corporate Sustainability and ESG Priorities in Alignment with our Strategic Objectives. With oversight from our Board, the Nominating and Corporate Governance Committee and the Risk Committee, we are committed to being responsive to our stakeholders as it relates to managing the environmental, social, and governance (ESG) impacts of our business activities and continuously improving our corporate sustainability and ESG related disclosures. Our Board believes that it is important to establish a robust corporate sustainability and ESG program and framework that will support our corporate initiatives. This year, as part of our ongoing corporate sustainability and ESG program, we will publish another corporate sustainability and ESG report on our website with additional goals and Sustainability Accounting Standards Board industry-specific standards relevant to the mortgage finance industry. Our corporate sustainability and ESG report is prepared by our Senior Managing Director, Chief Strategic Planning and Corporate Sustainability Officer and our Managing Director, Corporate Sustainability. We maintain a Corporate Sustainability Subcommittee and a Corporate Sustainability and ESG Policy, which defines the framework requirements and governing platform for how we identify and manage the ESG impacts of our operations in furtherance of our strategic plans.

We strive not only to drive high operational and financial performance but also to serve a greater social purpose through our core businesses, which are centered on the essential public good of homeownership. Mortgage banking allows us to serve our customers throughout the country by facilitating home purchases, refinancings that make homes more affordable, and, when necessary, loss mitigation alternatives designed to avoid foreclosure and keep our customers and their families in their homes.

We also encourage and support principles of corporate sustainability through Board governance best practices, in our operations and throughout our communities. Corporate sustainability goals are included in our annual corporate strategic plan and are linked to compensation, including variable pay, where applicable. We believe these principles promote the sustainable, long-term growth of our organization for the benefit of our stockholders and the housing industry for the benefit of our customers, improving the environment in which we live. We hold ourselves accountable for managing the ESG impact of our business activities through a number of initiatives.

Corporate Sustainability and ESG Governance. Our Nominating and Corporate Governance Committee has specific oversight responsibility relating to our corporate sustainability and ESG practices, including environmental stewardship, human capital management (including diversity, equity and inclusion, talent management and employee engagement), community involvement and corporate governance, and, as appropriate, will make recommendations to our full Board. In addition, our Compensation Committee has oversight of talent management and our compensation programs and our Risk Committee has oversight of our enterprise risk management framework. Our Board has established a set of principles, guidelines and practices that support sustainable financial performance and long-term value creation for our stockholders.

Environmental Sustainability. We seek to operate our facilities in an environmentally sustainable manner that manages our impact on the environment by investing in sustainable products and services, committing to increased waste recycling, focusing on energy efficiency and engaging in conservative water consumption practices. We are committed to environmental sustainability and energy conservation and recognize the importance of being a responsible steward of the environment.

Board Diversity. Currently, three women serve on our Board representing 27% of our board members. In addition, three directors self-identify as representing underrepresented communities, including one director of Indian/South Asian heritage, one director of Middle-Eastern/North African heritage and one director of gay, lesbian, bisexual or transgender orientation. Our Board believes that these sorts of diversity factors are essential in promoting our long-term sustainable growth. Our Board maintains a policy regarding the evaluation of director candidates which states that the Board in its selection of director candidates will consider the overall Board balance of diversity of viewpoints, backgrounds and experiences. Our Board has also established director selection criteria which provides that the Board in its selection of director candidates will consider factors that contribute to Board diversity in the broadest sense, including gender, ethnicity, geography, education, and personal and professional experiences. In addition, we believe we are in compliance with California’s board diversity requirements.

14	| 2022 Proxy Statement

CORPORATE GOVERNANCE

Our Workforce Diversity

Workforce

Our long-term growth and success is highly dependent upon our employees and our ability to maintain a diverse, equitable and inclusive workplace representing a broad spectrum of backgrounds, ideas and perspectives. As part of these efforts, we strive to offer competitive compensation and benefits, foster a community where everyone feels a greater sense of belonging and purpose, and provide employees with the opportunity to give back and make an impact in the communities where we live and serve. We had over 6,900 domestic employees as of the end of Fiscal 2021. In addition, as of the end of Fiscal 2021, our workforce was 51.7% female and 48.3% male, and the ethnicity of our workforce was 42.9% White, 22.3% Hispanic or Latino, 17.2% Black or African American, 11.5% Asian and 6.1% other (which includes American Indian or Alaska Native, Native Hawaiian or Other Pacific Islander, and “Two or More Races”).

Recruiting and Employee Retention

We believe in attracting, developing and engaging the best talent, while providing a supportive work environment that prioritizes the health and safety of our employees. Our compensation programs are designed to motivate and reward employees who possess the necessary skills to support our business strategy and create long-term value for our stockholders. Employee compensation may include base salary, annual cash incentives, and long-term equity incentives, as well as life and health insurance and 401(k) plan matching contributions. Employees receive regular business and compliance training to help further enhance their career development objectives. For example, the average employee business and compliance training completion rate was 97% company-wide in 2021. We also actively manage enterprise-wide and divisional mentoring programs and have partnered with an external vendor to establish a comprehensive, fully integrated wellness program designed to enhance the productivity of our employees. We also support the U.S. military through our continued focus on recruiting and creating opportunities for veterans. For example, we maintain the SERVE (Support & Engagement for Reservist & Veteran Employees) Business Resource Group or BRG to further our efforts to attract, develop and engage an inclusive community of veterans and their families.

Diversity, Equity and Inclusion

We believe that building a diverse, equitable and inclusive, high-performing workforce where our employees bring varied perspectives and experiences to work every day creates a positive influence in our workplace, community and business operations. Our Board, Nominating and Corporate Governance Committee, Compensation Committee, and Risk Committee provide regular oversight of our corporate sustainability program, including our diversity, equity and inclusion programs and initiatives. We have also taken proactive measures to strategically and sustainably advance equity in the workplace through the establishment of several BRGs, a diversity hiring initiative, mentorship programs, and external partnerships with organizations such as the Mortgage Bankers Association and the National Association of Minority Mortgage Bankers of America. We also established leadership goals and created customized initiatives that focus on our continued effort to increase the number of women and underrepresented minorities in management positions throughout our company and its business divisions. As it relates to our inclusive culture, we established the following BRGs to emphasize career growth, networking, and learning opportunities for employees and allies with shared backgrounds and experiences: the BOLD BRG (for Black and African American employees and allies), the HOLA BRG (for Hispanic or Latino employees and allies, the InspirASIAN BRG (for our Asian American and Pacific Islander employees and allies), the Pennymac PRIDE BRG (for our LGBTQ employees and allies), the SERVE BRG (for our veteran and military family employees and allies), and the wEMRG BRG (for our women employees and allies). We also foster a more inclusive culture through a variety of initiatives, including corporate training, special events, community outreach and corporate philanthropy.

| 2022 Proxy Statement	15

CORPORATE GOVERNANCE

Community Involvement

We have a corporate philanthropy program that is governed by a philosophy of giving that prioritizes the support of causes and issues that are important in our local communities, and drives a culture of employee engagement and collaboration throughout our organization. We are committed to empowering our employees to be a positive influence in the communities where we live and serve, and believe that this commitment supports our efforts to attract and engage employees and improve retention. Our philanthropy program consists of three key components: an employee matching gift program, a charitable grants program and a corporate sponsorship program. Our five philanthropic focus areas are: community development and equitable housing, financial literacy and economic inclusion, human and social services, health and medical research, and environmental sustainability. We have established a separate donor advised fund to facilitate donations to various local and national charitable organizations and have provided funding to several charitable organizations located near our office sites and national organizations that support missions such as sustainable homeownership, mortgage and rental assistance, food insecurity, disaster recovery, family and child advocacy, and community empowerment.

Communications with our Board of Directors

Our stockholders and other interested persons may send written communications to the Board, committees of the Board and individual directors (including our independent lead director or the independent/non-management directors as a group) by mailing those communications to:

[Specified Addressee]

c/o PennyMac Financial Services, Inc.

3043 Townsgate Road

Westlake Village, California 91361

Email: PFSI_IR@pnmac.com

Attention: Investor Relations

Generally, these communications are sent by us directly to the specified addressee. Any communication that is primarily commercial, offensive, illegal or otherwise inappropriate, or does not substantively relate to the duties and responsibilities of our Board, may not be forwarded.

16	| 2022 Proxy Statement

PROPOSAL I – ELECTION OF DIRECTORS

PROPOSAL I – ELECTION OF DIRECTORS

We have eleven directors. Stanford L. Kurland, our founder and non-executive Chairman died on January 23, 2021. We are grateful to Mr. Kurland for his past services to the Company. The Board has nominated David A. Spector, James K. Hunt, Jonathon S. Jacobson, Patrick Kinsella, Joseph Mazzella, Anne D. McCallion, Farhad Nanji, Jeffrey A. Perlowitz, Lisa M. Shalett, Theodore W. Tozer and Emily Youssouf for election as directors, and each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If our director nominees are elected at this year’s Annual Meeting, they will serve until our 2023 annual meeting of stockholders and until their successors have been duly elected and qualified.

Because this is considered an uncontested election under our Amended and Restated Bylaws, a nominee for director is elected to the Board if he or she receives a majority of the votes cast for his or her election, meaning the number of shares voted for such nominee’s election exceeds the number of shares voted against such nominee’s election. Abstentions and broker non-votes will not affect the election of directors. In tabulating the voting results for the election of directors, only “FOR” and “AGAINST” votes are counted. If an incumbent director receives a greater number of votes against his or her election than votes for such election, such director shall tender his or her resignation as provided in our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee of the Board will then act on an expedited basis to determine whether to accept the director’s tendered resignation and will submit such recommendation for prompt consideration by the Board. In considering whether to accept or reject the tendered resignation, the Nominating and Corporate Governance Committee and the Board will consider any factors they deem relevant.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR DAVID A. SPECTOR, JAMES K. HUNT, JONATHON S. JACOBSON, PATRICK KINSELLA, JOSEPH MAZZELLA, ANNE D. MCCALLION, FARHAD NANJI, JEFFREY A. PERLOWITZ, LISA M. SHALETT, THEODORE W. TOZER AND EMILY YOUSSOUF AS DIRECTORS TO SERVE UNTIL OUR 2023 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

The following paragraphs provide the name and age of each director, as well as each director’s business experience over the last five years or more. Immediately following the description of each director’s business experience is a description of the particular experience, skills and qualifications that were instrumental in the Nominating and Corporate Governance Committee’s determination that the director should serve on our Board.

Name	Age	Position
David A. Spector	59	Chairman
James K. Hunt	70	Director
Jonathon S. Jacobson	60	Director
Patrick Kinsella	68	Director
Joseph Mazzella	69	Director
Anne D. McCallion	67	Director
Farhad Nanji	43	Director
Jeffrey A. Perlowitz	65	Independent Lead Director
Lisa M. Shalett	55	Director
Theodore W. Tozer	65	Director
Emily Youssouf	70	Director

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PROPOSAL I – ELECTION OF DIRECTORS

Director Nominees

DAVID A. SPECTOR

Mr. Spector has been a member of our Board since December 2012 and has been our Chairman and Chief Executive Officer since February 2021 and, prior thereto, as our President and Chief Executive Officer since January 2017. He served as our executive managing director, president and chief operating officer from February 2016 through December 2016 and, prior thereto, as president and chief operating officer from February 2013 to February 2016. Mr. Spector has also served in a variety of similar executive positions at PNMAC since its founding in January 2008. In addition, Mr. Spector has been a member of the board of PMT since its formation in May 2009 and has served as its chairman since February 2021. Prior to joining PNMAC, Mr. Spector was co-head of global residential mortgages for Morgan Stanley, a global financial services firm, based in London. Before joining Morgan Stanley in September 2006, Mr. Spector was the senior managing director, secondary marketing, at Countrywide, where he was employed from May 1990 to August 2006. Mr. Spector holds a BA from the University of California, Los Angeles. We believe Mr. Spector is qualified to serve on our Board because of his experience as a member of our executive management team and as an experienced executive with broad mortgage banking expertise in portfolio investments, interest rate and credit risk management, and capital markets activity that includes pricing, trading and hedging.

Board Member Since: 2012 Age: 59

JAMES K. HUNT

Mr. Hunt has been a member of our Board since April 2013 and served as our independent lead director from April 2014 until February 2021. Mr. Hunt is currently retired. From November 2015 until his retirement in August 2016, Mr. Hunt served as the managing partner and Chief Executive Officer, middle market credit at Kayne Anderson Capital Advisors LLC, a leading alternative investment firm in the areas of energy, real estate, credit and specialty growth capital. From August 2014 to November 2015, Mr. Hunt served as non-executive chairman of the board of THL Credit, Inc., an externally-managed, non-diversified closed-end management investment company. Mr. Hunt served as chief executive officer and chief investment officer of THL Credit, Inc. and of THL Credit Advisors, a registered investment advisor that provides administrative services to THL Credit, Inc., from April 2010 to July 2014 and, prior thereto, held similar executive positions with predecessor entities since May 2007. Previously, Mr. Hunt was chief executive officer and managing partner of Bison Capital Asset Management, LLC, a private equity firm, from 2001 to 2007. Prior to co-founding Bison Capital, Mr. Hunt was the president of SunAmerica Corporate Finance and executive vice president of SunAmerica Investments (subsequently, AIG SunAmerica). Mr. Hunt currently serves on the board of CION Ares Diversified Credit Fund, a diversified, closed-end management investment company, and Hunt Capital Holdings. Mr. Hunt formerly served on the boards of THL Credit, Inc., THL Credit Advisors, Primus Guaranty, Ltd., Fidelity National Information Services, Inc. and Lender Processing Services, Inc. Mr. Hunt received a BBA from the University of Texas at El Paso and an MBA from the Wharton School of the University of Pennsylvania. We believe Mr. Hunt is qualified to serve on our Board because of his experience in capital markets and in managing financial services companies.

Board Member Since: 2013 Age: 70
Committees: • Compensation • Nominating and Corporate Governance (Chair)

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PROPOSAL I – ELECTION OF DIRECTORS

JONATHON S. JACOBSON

Mr. Jacobson has been a member of our Board since February 2021. Mr. Jacobson is the founder of HighSage Ventures LLC, a private investment firm formed in 2019, which exclusively manages his family’s assets and those of the One8 Foundation. From 1998 to 2019, he served as the Chief Investment Officer and Chief Executive Officer of Highfields Capital Management LP, a Boston-based investment management firm that managed over $11 billion globally until October 2018, when it announced that it would return outside capital to investors. Prior to co-founding Highfields in 1998, Mr. Jacobson spent eight years as a senior portfolio manager at Harvard Management Company, Inc., which is responsible for investing Harvard University’s endowment. Mr. Jacobson is a former director of iHeartMedia, Inc. and iHeartCommunications, Inc. Currently, he is a member of the Lone Pine Capital LLC Advisory Board, a member of the Investment Committee of the Weizmann Global Endowment Management Trust, and a Lifetime Trustee and member of the Investment Committee of the Gilman School in Baltimore, Maryland. Previously, he served on the Board of Trustees of Brandeis University and the Board of Dean’s Advisors at Harvard Business School. Mr. Jacobson received an MBA from Harvard Business School and graduated magna cum laude with a B.S. in Economics from the Wharton School at the University of Pennsylvania. We believe Mr. Jacobson is qualified to serve on our Board because of his expertise in investing and financial services businesses as well as his prior public company board experience.

Board Member Since: 2021 Age: 60
Committees: • Finance • Nominating and Corporate Governance

PATRICK KINSELLA

Mr. Kinsella has been a member of our Board since July 2014. Prior to his retirement as a senior audit partner with KPMG LLP, or KPMG, in May 2013, Mr. Kinsella spent over 35 years at KPMG serving clients generally concentrated in the financial services sector, including banks, thrifts, mortgage companies, automotive finance companies, alternative investment companies and real estate companies. Mr. Kinsella served as an adjunct professor at the USC Marshall School of Business from August 2011 to May 2020. Mr. Kinsella also currently serves on the board of directors of Wrap Technologies, Inc., a developer of security products. Mr. Kinsella received a BS from California State University, Northridge and is a licensed certified public accountant in the State of California. We believe Mr. Kinsella is qualified to serve on our Board because of his extensive experience in providing professional accounting and auditing services to the financial services industry.

Board Member Since: 2014 Age: 68
Committees: • Audit (Chair) • Related Party Matters • Risk

| 2022 Proxy Statement	19

PROPOSAL I – ELECTION OF DIRECTORS

JOSEPH MAZZELLA

Mr. Mazzella has been a member of our Board since our formation in December 2012. Mr. Mazzella retired in March 2017 after serving as the managing director and the general counsel of Highfields, which he joined in 2002. Prior to joining Highfields, Mr. Mazzella was a partner at the law firm of Nutter, McClennen & Fish, L.L.P., in Boston, Massachusetts. Prior to private practice, he was an attorney at the Securities and Exchange Commission from 1978 to 1980, and previously served as a law clerk in the Superior Court of the District of Columbia. Mr. Mazzella has served on multiple public company boards of directors, including Alliant Techsystems, Inc. and Data Transmission Networks Corporation, and he served as chairman of the board of Insurance Auto Auctions, Inc. Mr. Mazzella received a BA from City College of New York and a JD from Rutgers University School of Law. We believe Mr. Mazzella is qualified to serve on our Board because of his broad experience and strong business and legal backgrounds in the financial services industry.

Board Member Since: 2012 Age: 69
Committees: • Nominating and Corporate Governance • Related Party Matters (Chair)

ANNE D. MCCALLION

Ms. McCallion has been a member of our Board since February 2018. Ms. McCallion served as our Senior Managing Director and Chief Enterprise Operations Officer from January 2017 until her retirement in June 2019. Prior thereto, she served as our senior managing director and chief financial officer from February 2016 through December 2016 and as our chief financial officer from January 2013 to February 2016. Ms. McCallion also served in a variety of similar executive positions at PNMAC from May 2009 until her retirement. Ms. McCallion served as senior managing director and chief enterprise operations officer of PMT from January 2017 until her retirement in June 2019. Prior thereto, she served as its chief financial officer from its formation in 2009 through December 2016. She also was a member of the technical staff at the Financial Accounting Standards Board. Ms. McCallion also served as a director at Pacific Mercantile Bancorp and Pacific Mercantile Bank. Ms. McCallion holds a BS degree from Gannon University and an MBA degree from Ashland University. She is also a Certified Public Accountant (inactive). We believe Ms. McCallion is qualified to serve on our Board because of her prior experience as a seasoned executive with significant financial expertise and considerable knowledge in the financial and operational aspects of the mortgage banking business.

Board Member Since: 2018 Age: 67
Committees: • Finance • Risk

FARHAD NANJI

Mr. Nanji has been a member of our Board since our formation in December 2012. In December 2016, Mr. Nanji co-founded MFN Partners Management, L.P., a value-oriented investment management firm based in Boston, Massachusetts. Prior thereto, until December 2015, Mr. Nanji served as a managing director of Highfields, where he focused on portfolio investments in distressed securities, restructurings, structured credit and global financial services from 2006. Prior to joining Highfields, Mr. Nanji was an associate with HighVista Strategies, an investment management firm, and he also served as an engagement manager in the financial institutions group at McKinsey & Company, a global consulting firm. Mr. Nanji received an MBA from Harvard Business School and a B.Com. degree from McGill University. We believe Mr. Nanji is qualified to serve on our Board because of his expertise in the mortgage and financial services businesses.

Board Member Since: 2012 Age: 43
Committees: • Compensation (Chair)

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PROPOSAL I – ELECTION OF DIRECTORS

JEFFREY A. PERLOWITZ Independent Lead Director

Mr. Perlowitz has been a member of our Board since February 2019 and our independent lead director since February 2021. He is currently retired. From 1998 until his retirement in 2016, Mr. Perlowitz served as managing director and co-head of global securitized markets at Citigroup and predecessor entities, where he was responsible for sales and trading of residential mortgage loans, commercial mortgages and consumer products. Mr. Perlowitz also currently serves as a director at the CION Ares Diversified Credit Fund. Mr. Perlowitz holds a B.S. in economics and accounting from The State University of New York at Albany. We believe Mr. Perlowitz is qualified to serve on our Board because of his extensive mortgage finance background and expertise in the securitization of residential mortgage loans.

Board Member Since: 2019 Age: 65
Committees: • Compensation • Finance • Risk

LISA M. SHALETT

Ms. Shalett has been a member of our Board since October 2020. Ms. Shalett is a former Goldman Sachs Partner and former Managing Partner at Brookfield Asset Management. Over her 20 years at Goldman Sachs, she held leadership roles in Equities, Global Compliance, Legal and Internal Audit, and Brand Marketing and Digital Strategy. At Brookfield, she was the firm’s first Head of Strategic Innovation. Currently, Ms. Shalett advises growth companies, serves on the boards of AccuWeather and Bully Pulpit Interactive, and is the founder of Extraordinary Women on Boards, a community of women board directors focused on board excellence. Ms. Shalett serves on the board of FTAC Emerald Acquisition Corp. and served as a board director of Brookfield Property Partners from 2015-2018. She holds a Masters of Business Administration from Harvard Business School and a B.A., summa cum laude, in East Asian Studies from Harvard University. We believe Ms. Shalett is qualified to serve on our Board because of her broad experience in finance, compliance, marketing and strategy in the financial services industry.

Board Member Since: 2020 Age: 55
Committees: • Audit • Nominating and Corporate Governance

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PROPOSAL I – ELECTION OF DIRECTORS

THEODORE W. TOZER

Mr. Tozer has been a member of our Board since August 2017. Mr. Tozer currently serves as a senior fellow at the Milken Institute’s Center for Financial Markets, where he leads the Institute’s housing finance reform work. Prior thereto, Mr. Tozer served as the president of the Government National Mortgage Association, or Ginnie Mae, from February 2010 to January 2017. Before joining Ginnie Mae, Mr. Tozer served as senior vice president of capital markets at National City Mortgage Company. He also has served as a charter member of the National Lender Advisory Boards of both Fannie Mae and Freddie Mac, chairman of the Capital Markets Committee of the Mortgage Bankers Association of America (MBA), and as a member of the Residential Board of Governors of the MBA. Mr. Tozer also currently serves as an advisory board member of DomiDocs. Mr. Tozer received a B.S. degree in Accounting and Finance from Indiana University in 1979, and is a Certified Public Accountant (inactive) and a Certified Management Accountant. We believe Mr. Tozer is qualified to serve on our Board because of his numerous years of experience in the mortgage and financial services businesses and his deep understanding of mortgage banking and agency relations.

Board Member Since: 2017 Age: 65
Committees: • Audit • Related Party Matters • Risk (Chair)

EMILY YOUSSOUF

Ms. Youssouf has been a member of our Board since November 2013. Ms. Youssouf has served as a clinical professor at the NYU Schack Institute of Real Estate since 2009. Ms. Youssouf served as vice chair of the New York City Housing Development Corporation from 2011 to 2013 and as a member of its board from 2013 to 2014. Previously, she served as an independent consultant from 2008 to 2011, during which time her clients included Rockefeller Foundation, Washington Square Partners and various real estate investors. Prior thereto, she was a managing director with JPMorgan Securities, Inc., a broker-dealer, from 2007 to 2008, and the president of the NYC Housing Development Corporation from 2003 to 2007. Ms. Youssouf has also held various senior positions at Natlis Settlements, LLC, Credit Suisse First Boston, Daiwa Securities America, Prudential Securities, Merrill Lynch and Standard & Poor’s. Ms. Youssouf currently serves as a board member of numerous organizations, including the JP Morgan Exchange-Traded Fund Trust where she serves as the chair of the Governance and Nominating Committee and as a member of the Audit and Valuation Committee, the NYC Health and Hospitals Corporation, the NYC School Construction Authority, the NYS Job Development Authority and the TransitCenter. Ms. Youssouf is a graduate of Wagner College and holds an MA in Urban Affairs and Policy Analysis from The New School for Social Research. We believe Ms. Youssouf is qualified to serve on our Board because of her numerous years of experience in the investment banking, finance and real estate industries and deep understanding of the housing market.

Board Member Since: 2013 Age: 70
Committees: • Audit • Finance (Chair)

22	| 2022 Proxy Statement

PROPOSAL I – ELECTION OF DIRECTORS

Non-Management Director Compensation

The Compensation Committee reviews and recommends to our Board the form and level of director compensation and seeks outside advice from our independent compensation consultants on market practices when changes are contemplated. Director compensation was reviewed on September 22, 2021 by our independent compensation consultant relative to peer companies and selected companies within the S&P 500 and Russell 3000 indexes and, in connection with such review, our independent compensation consultant recommended changes. Based on this review and Compensation Committee recommendation, the Board approved a $20,000 increase in the non-management director annual RSU grant awards, a $2,000 retainer fee increase for Nominating and Corporate Governance and Related Party Matters Committee members and a $3,000 retainer fee increase for the Nominating and Corporate Governance and Related Party Matters Committee Chairs. The compensation program for our non-management directors is intended to be competitive and fair so that we can attract the best talent to our Board, and recognize the time and effort required of a director given the size and complexity of our operations. In addition to cash compensation, we provide equity grants and have stock ownership guidelines to align the directors’ interests with our stockholders’ interests and to motivate our directors to focus on our long-term growth and success. Our Chairman and Chief Executive Officer is not paid any fees for serving on our Board or for attending Board meetings.

The following table summarizes the annual retainer fees of our non-management directors as of the end of Fiscal 2021:

Base Annual Retainer, all non-management directors	$80,000
Additional Base Annual Retainer, independent lead director	$30,000
Base Annual Retainer, all non-management committee members:
Audit Committee	$10,000
Compensation Committee	$7,750
Finance Committee	$7,750
Nominating and Corporate Governance Committee	$7,750
Related Party Matters Committee	$7,750
Risk Committee	$10,000
Additional Annual Retainer, all committee chairs:
Audit Committee	$12,000
Compensation Committee	$10,750
Finance Committee	$10,750
Nominating and Corporate Governance Committee	$10,750
Related Party Matters Committee	$10,750
Risk Committee	$12,000

Our non-management directors are also eligible to receive certain types of equity-based awards under the 2013 Plan that vest on the first anniversary of the grant date. Effective September 22, 2021 the non-management director annual RSU grant was increased from $125,000 to $145,000. Grants to newly elected or appointed non-management directors are prorated for the remaining portion of the annual equity award cycle. During Fiscal 2021, each of Messrs. Hunt, Kinsella, Mazzella, Nanji, Perlowitz, Tozer and Mmes. McCallion, Shalett and Youssouf received a grant of 2,124 time-based restricted stock units, or RSUs for their annual grant, in each case with a grant date fair value of $125,000. Mr. Jacobson received a grant of 2,143 time-based RSUs reflecting his annual grant as well as the prorated amount due for a partial year of service, with a grant date fair value of $126,118. In addition, during his service to the Board in 2021, Mr. Kurland received director fees in an amount equal to 2.5 times the highest amount paid to any other non-management directors. All members of our Board will also be reimbursed for their reasonable out of pocket costs and expenses in attending all meetings of our Board and its committees and certain other Company-related functions.

Policy Regarding Receipt of Shares in Lieu of Cash Director Fees. During 2014, the Board adopted a policy whereby non-management director fees may be paid in cash or fully vested shares of common stock at the election of each non-management director. The number of shares of common stock delivered in lieu of any cash payment of director fees shall be equivalent in value to the amount of forgone director

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PROPOSAL I – ELECTION OF DIRECTORS

fees divided by the market value (as defined in our 2013 Plan) of the common stock on the last market trading day preceding the day on which the director fees otherwise would have been paid in cash to the non-management director, rounded down to the nearest whole share.

Change of Control. Upon a change of control (as defined in our 2013 Plan), all outstanding equity awards granted to non-management directors will be assumed, or substantially equivalent rights will be substituted, or the awards otherwise will be continued in a manner satisfactory to the Compensation Committee, by the acquiring or succeeding entity or its affiliate.

2021 Director Compensation Table

The table below summarizes the compensation earned by each non-management director who served on our Board for Fiscal 2021.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)		Other ($)		Total ($)
James K. Hunt	106,956	125,000		—		231,956
Jonathon S. Jacobson	80,543	126,118	(4)	—		206,661
Patrick Kinsella	118,299	125,000		—		243,299
Stanford L. Kurland	21,142	—		25,058	(5)	46,200
Joseph Mazzella	—	226,171		—		226,171
Anne D. McCallion	97,750	125,000		—		222,750
Farhad Nanji	—	224,347		—		224,347
Jeffrey A. Perlowitz	131,167	125,000		—		256,167
Lisa M. Shalett	96,299	125,000		—		221,299
Theodore W. Tozer	118,299	125,000		5,830	(6)	249,129
Emily Youssouf	108,500	125,000		—		233,500

(1)

Mr. Spector, our Chairman and Chief Executive Officer, is not included in this table as he was an officer of our Company during Fiscal 2021 and thus receives no additional compensation for his services as director.

(2)

Reflects fees earned by the director in Fiscal 2021, whether or not paid in such year. During all or part of Fiscal 2021, each of Messrs. Mazzella and Nanji elected to receive his director fees in shares of common stock in lieu of cash.

(3)

Reflects the grant date fair value, as determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or ASC 718, of RSUs granted to Messrs. Hunt, Jacobson, Kinsella, Mazzella, Nanji, Perlowitz, Tozer and Mmes. McCallion, Shalett and Youssouf on February 25, 2021. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. For more information on the assumptions used in our estimates of value, please refer to Note 20—Stock-based Compensation in our Annual Report on Form 10-K filed on February 23, 2022. The amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the directors upon vesting and/or settlement of the RSUs. As of December 31, 2021, each of our non-management directors held an aggregate number of RSUs in the following amounts: Messrs. Hunt, Kinsella, Mazzella, Nanji, Perlowitz, Tozer and Mmes. McCallion, Shalett and Youssouf – 2,124 and Mr. Jacobson 2,143.

(4)	Includes an initial, prorated equity grant of 19 RSUs with a grant date fair value of approximately $1,118 that Mr. Jacobson received with his annual grant to recognize a partial year of service.
(5)	Amount includes tax and financial planning service payments.
(6)	Amount includes healthcare payments.

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PROPOSAL I – ELECTION OF DIRECTORS

Non-Management Director Stock Ownership Guidelines

Non-management directors are subject to robust stock ownership guidelines whereby each such director is expected to hold common stock and unvested RSUs with an aggregate market value equal to at least five times the base annual retainer. Non-management directors are expected to meet the ownership guidelines within five years from the date of appointment or election to the Board. Each non-management director who has been a member of our Board for five years or more is in compliance with our stock ownership guidelines. The Nominating and Corporate Governance Committee will annually review each director’s progress toward meeting the stock ownership guidelines.

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AUDIT MATTERS

Audit Matters

Report of the Audit Committee

The Board of Directors has determined that all of the members of the Audit Committee meet the independence and experience requirements of The New York Stock Exchange, or the NYSE, and that Mr. Kinsella is an “audit committee financial expert” within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, and the NYSE.

The Audit Committee met nine times in 2021. The Audit Committee’s agenda is established by the Chair of the Audit Committee. The Audit Committee engaged Deloitte & Touche LLP, or Deloitte, as the Company’s independent registered public accounting firm and reviewed with the Company’s Chief Financial Officer and Deloitte the overall audit scope and plans, the results of the external audit examination, evaluations by the independent registered public accounting firm of the Company’s internal controls and the quality of its financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also discussed with Deloitte other matters required to be discussed by a registered public accounting firm with the Audit Committee under applicable standards of the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee received and discussed with Deloitte its annual written report on its independence from the Company’s and its management, which is made pursuant to applicable requirements of the PCAOB and considered with Deloitte whether the provision of non-audit services is compatible with its independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity and, necessarily, in its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of Deloitte, which, in its reports, expresses an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles and on the effectiveness of its internal control over financial reporting as of year-end.

In reliance on these reviews and discussions, and the reports of Deloitte, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the Company’s audited financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 23, 2022.

The foregoing report has been furnished by the current members of the Audit Committee:

Patrick Kinsella, Chair

Lisa M. Shalett

Theodore W. Tozer

Emily Youssouf

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AUDIT MATTERS

Relationship with Independent Registered Public Accounting Firm

In addition to performing the audits of our financial statements in Fiscal 2021 and Fiscal 2020, Deloitte provided other audit-related and non-audit-related services for us during these years.

Fees to Registered Public Accounting Firm for 2021 and 2020

The following table shows the fees billed by Deloitte for the audit and other services it provided to us in respect of Fiscal 2021 and Fiscal 2020.

	2021	2020
Audit Fees(1)	$2,243,063	$2,342,345
Audit-Related Fees(2)	891,760	709,031
Tax Fees(3)	32,240	—
All Other Fees(4)	300,000	200,000

Total	$3,467,063	$3,251,376

(1)

Audit Fees consist of fees for professional services rendered for the annual audit and reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q and the audit of the annual financial statements of certain of our subsidiaries.

(2)

Audit-Related Fees consist of fees for professional services provided in connection with the issuance of comfort letters and consents in connection with SEC filings and other compliance related testing.

(3)	Tax Fees consist of fees for professional services rendered for tax advisory services.
(4)	All Other Fees consist of certain agreed upon procedures related to certain of our financing transactions.

Pre-Approval Policies and Procedures

The Audit Committee approved all services performed by Deloitte during Fiscal 2021 in accordance with applicable SEC requirements. The Audit Committee has also pre-approved the use of Deloitte for certain audit-related and non-audit-related services, setting a specific limit on the amount of such services that we may obtain from Deloitte before additional approval is necessary. In addition, the Audit Committee has delegated to the chair of the Audit Committee the authority to approve both audit-related and non-audit-related services provided by Deloitte, provided that the chair will present any decision to the full Audit Committee for ratification at its next scheduled meeting.

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PROPOSAL II – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL II – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is presenting a proposal to ratify its appointment of our independent registered public accounting firm, Deloitte & Touche LLP and its affiliated entities, or Deloitte, which has served as our independent registered public accounting firm since our formation. During this time, Deloitte has performed accounting and auditing services for us. We expect that representatives of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. If the appointment of Deloitte is not ratified, the Audit Committee will reconsider the appointment.

OUR BOARD OF DIRECTORS AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

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PROPOSAL III – APPROVAL OF 2022 EQUITY INCENTIVE PLAN

PROPOSAL III – APPROVAL OF 2022 EQUITY INCENTIVE PLAN

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE “FOR” THE APPROVAL OF OUR 2022 EQUITY INCENTIVE PLAN.

Proposal

Our Board of Directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, consultants and directors of the Company and its affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. Our Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On March 2, 2022, following the recommendation of our Compensation Committee, our Board of Directors adopted, subject to stockholder approval, the Pennymac Financial Services, Inc. 2022 Equity Incentive Plan, or the Plan. The Plan will become effective if and when it is approved by our stockholders, and it will replace the Company’s existing equity plan, originally adopted in 2013, or the 2013 Plan. From and after the effective date of the Plan, no further awards will be made under the 2013 Plan. The Plan is designed to provide additional incentive for employees, consultants and directors to promote the success of the Company’s business through the grant of awards of or pertaining to shares of the Company’s common stock, and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by our Board of Directors and/or our Compensation Committee. A copy of the Plan is attached as Exhibit A to this proxy statement and is incorporated herein by reference.

As of March 29, 2022, there were stock options to acquire 4,439,043 shares of common stock outstanding under our equity compensation plans, with a weighted average exercise price of $32.18 and a weighted average remaining term of 5.9 years. In addition, as of March 29, 2022, there were 519,111 unvested full value awards with time-based vesting and 1,061,924 unvested full value awards with performance-based vesting outstanding under our equity compensation plans. Other than the foregoing, no awards were outstanding under our equity compensation plans as of March 29, 2022. As of March 29, 2022, there were 4,684,879 shares of common stock available for awards under the 2013 Plan.

Summary of Material Features of the Plan

The material features of the Plan are:

•

The maximum number of shares of common stock to be issued under the Plan is 4,600,000 shares of common stock, or the Initial Limit, plus, on January 1, 2023, and each January 1 thereafter through January 1, 2032, the number of shares of common stock authorized under the Plan will be increased by an amount equal to the least of (i) 1.75% of outstanding common stock on a fully diluted basis as of the end of the immediately preceding fiscal year, (ii) 1,322,024 shares, and (iii) any lower amount determined by our Board;

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, and performance units are permitted;

•	Shares tendered will not be added back to the reserved pool under the Plan;

•	Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;

•	The value of all awards awarded under the Plan to any non-employee director in any calendar year may not exceed $750,000;

•	Any dividends or other distributions payable with respect to any restricted stock or restricted stock unit shall be subject to the same vesting provisions as the underlying award;

•

Upon a change in control of the Company, if outstanding awards are not assumed, continued or substituted, then awards with time-based conditions or restrictions will become vested and exercisable or non-forfeitable upon the sale event and awards with performance-based conditions or restrictions will be deemed vested and nonforfeitable in connection with a sale event in such

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PROPOSAL III – APPROVAL OF 2022 EQUITY INCENTIVE PLAN

amounts as our compensation committee deems appropriate, provided, however, with respect to any performance-based awards for which a pro rata portion of the performance goals had been achieved as of such change in control, such award shall be deemed vested and nonforfeitable as to such pro rata portion; and

•	Any material amendment to the Plan is subject to approval by our stockholders; and

•	The term of the Plan will expire on May 23, 2032.

Based solely on the closing price of our common stock as reported by the NYSE on March 29, 2022 and the maximum number of shares that would have been available for awards as of such date under the Plan, the maximum aggregate market value of the common stock that could potentially be issued under the Plan is $258,839,565. In no event shall the number of shares available for issuance pursuant to incentive stock options exceed 4,600,000 shares of common stock. If any stock option or stock appreciation right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other award is forfeited by the recipient or repurchased at less than its market value, the shares of common stock not purchased by the optionee or which are forfeited by the recipient or repurchased shall again be available for awards to be granted under the Plan. In addition, if any option is exercised by delivering previously owned shares of common stock in payment of the exercise price therefor, only the net number of shares, that is, the number of shares of common stock issued minus the number received by us in payment of the exercise price, shall be considered to have been issued pursuant to an award granted under the Plan. The settlement of any award shall not count against the foregoing limitations except to the extent settled in the form of Stock.

Rationale for Share Increase

The 2013 Plan will not be available after April 17, 2023. If the Plan is not approved by our stockholders, our ability to attract, motivate and retain highly qualified talent would be materially curtailed and we would be forced to use more of our cash resources for compensation purposes. If our stockholders approve the Plan, then we will be able to award grants from the Plan through May 23, 2032, subject to availability of shares. The Plan is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our Compensation Committee and our Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. Our Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

We believe that long-term equity compensation is important to attract, retain and motivate a talented executive team. The Board also believes that broad-based equity participation is a necessary and powerful employee incentive and retention tool that benefits all of our stockholders. In 2021, employee participation in our equity compensation plan was approximately 11% of our employee population. We believe it is important to continue to align the interests of both our executive team and our key employees with those of our stockholders. Our Board believes that approval of the Plan is important to our long-term growth and is in the best interest of our stockholders.

Our Compensation Committee determined the number of Plan shares based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that the Plan shares will be sufficient to provide equity incentives to attract, retain, and motivate employees for the foreseeable future.

Summary of the Plan

The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit A.

Administration. The Plan will be administered by our Compensation Committee. Our Compensation Committee shall have complete authority to make or to select the manner of making all determinations with respect to each award to be granted by us under the Plan, including the employee, consultant or director to receive the award and the form of award, subject to the provisions of the Plan. Our Compensation Committee may delegate to an executive officer or officers the authority to grant awards under the Plan to employees who are not officers, and to consultants, in accordance with such guidelines as our Compensation Committee shall set forth at any time or from time to time.

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PROPOSAL III – APPROVAL OF 2022 EQUITY INCENTIVE PLAN

Notwithstanding the foregoing, our Board of Directors may itself exercise any of the powers and responsibilities assigned to our Compensation Committee under the Plan, and, when so acting, shall have the benefit of all of the provisions of the Plan pertaining to our Compensation Committee’s exercise of its authorities thereunder.

Eligibility; Plan Limits. All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the Plan, subject to the discretion of the administrator. As of March 29, 2022, approximately 940 individuals would have been eligible to participate in the Plan had it been effective on such date, which includes 8 executive officers, 922 employees who are not executive officers, 10 non-employee directors and no consultants. There are certain limits on the number of awards that may be granted under the Plan. For example, in no event shall the number of shares available for issuance pursuant to incentive stock options exceed 4,600,000 shares of common stock.

Director Compensation Limit. The Plan provides that the value of all awards awarded under the Plan to any non-employee director in any calendar year shall not exceed $750,000.

Stock Options. The Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by our Compensation Committee. The exercise price of an option may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of common stock on the NYSE. The exercise price of an option may not be reduced after the date of the option grant without stockholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by our Compensation Committee and may not exceed ten years from the date of grant. Our Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by our Compensation Committee. In general, unless otherwise permitted by our Compensation Committee, no option granted under the Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of stock options, the stock option exercise price must be paid in full either in cash, by certified or bank check or, subject to the approval of our Compensation Committee, (i) by delivery of shares of common stock having a fair market value equal to the exercise price of the shares to be purchased, or (ii) by surrender of the stock option as to all or part of the shares of common stock for which the option is then exercisable in exchange for shares of common stock having an aggregate fair market value equal to the difference between (1) the aggregate fair market value of the surrendered portion of the stock option, and (2) the aggregate exercise price under the option for the surrendered portion of the stock option. Additionally so long as our stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by us entailing the sale of the common stock subject to a stock option in a brokered transaction (other than to us).

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. Our Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as our Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than fifty percent (50%) of the fair market value of the common stock on the date of grant, or, in the case of stock appreciation rights in tandem with stock options, the exercise price of the related stock option. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. Our Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as our Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).

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PROPOSAL III – APPROVAL OF 2022 EQUITY INCENTIVE PLAN

Restricted Stock Units. Our Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock subject to such conditions and restrictions as our Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In our Compensation Committee’s sole discretion, participants may be entitled to receive payments equivalent to any dividends declared with respect to common stock referenced in grants of restricted stock units, but only following the close of the applicable restriction period and then only if the underlying common stock shall be earned. Unless our Compensation Committee provides otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

Performance Units. Our Compensation Committee may award performance units to participants. Performance units entitle the recipient to the value of a specified number of shares of common stock, over the initial value for such number of shares, if any, established by our Compensation Committee at the time of grant, at the close of a specified performance period to the extent specified business objectives, including but not limited to performance goals, have been achieved. After the applicable performance period has ended, the holder of performance units shall be entitled to receive cash or common stock based on the number and value of performance units earned by the participant over the performance period. At the discretion of our Compensation Committee, participants may be entitled to receive any dividends declared with respect to common stock which shall be earned in connection with grants of performance units but not yet distributed to participants. In our Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a performance unit award, subject to the participant’s compliance with the procedures established by our Compensation Committee and requirements of Section 409A of the Code.

Change of Control Provisions. In the event of a “change in control,” as defined in the Plan, awards under the Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided by our Compensation Committee in the award agreement, upon the effective time of the change in control, all awards with time-based conditions will become vested and exercisable upon the change in control, and awards with conditions and restrictions relating to the attainment of performance goals shall also become vested and non-forfeitable in connection with a change in control in such amounts as determined by our Compensation Committee. In addition, and in connection with a “transaction,” as defined in the Plan, our Compensation Committee may take one or more of the following actions as to all or any (or any portion of) outstanding stock options and stock appreciation rights (collectively, “Rights”): (i) provide that such Rights will be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an affiliate thereof), (ii) upon written notice to the holders, provide that the holders’ unexercised Rights will terminate immediately prior to the consummation of such transaction unless exercised within a specified period following the date of such notice, (iii) provide that outstanding Rights shall become exercisable in whole or in part prior to or upon the transaction, (iv) provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of common stock subject to a stock option over (B) the aggregate exercise price for all such shares of common stock subject to the stock option, and (v) provide that, in connection with a liquidation or dissolution of the Company, Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings

Adjustments for Stock Dividends, Stock Splits, Etc. The Plan requires our Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Plan, to certain limits in the Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Our Compensation Committee may require that tax withholding obligations be satisfied by withholding shares of common stock that would otherwise be issued pursuant to exercise or vesting.

Amendments and Termination. Our Board of Directors may at any time amend or discontinue the Plan and our Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the NYSE, any amendments that materially change the terms of the Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by our Compensation Committee to be required by the Code to preserve the qualified status of incentive options.

Effective Date of Plan. The Plan was approved by our Board of Directors on March 2, 2022. Awards of incentive options may be granted under the Plan until May 23, 2032. No other awards may be granted under the Plan after the date that is ten years from the date of stockholder approval.

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PROPOSAL III – APPROVAL OF 2022 EQUITY INCENTIVE PLAN

New Plan Benefits

Because the grant of awards under the Plan is within the discretion of our Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Plan, the following table provides information concerning the benefits that were received by the following persons and groups during Fiscal 2021: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

	Options			Stock Awards
Name and Position	Average Exercise Price ($)		Number of Awards (#)	Dollar Value ($)(1)		Number of Awards (#)
David A. Spector, Chairman and Chief Executive Officer	58.85		53,589	2,537,435		43,117
Doug Jones, President and Chief Mortgage Banking Officer	58.85		29,566	1,399,924		23,788
Vandad Fartaj, Senior Managing Director and Chief Investment Officer	58.85		17,000	804,950		13,678
Andrew S. Chang, Senior Managing Director and Chief Operating Officer	58.85		21,435	1,014,927		17,246
Daniel S. Perotti, Senior Managing Director and Chief Financial Officer	58.85		12,935	612,452		10,407
All current executive officers, as a group	58.85	(2)	149,307	7,069,592	(3)	120,129
All current directors who are not executive officers, as a group	—		—	1,251,118	(3)	21,259
All current employees who are not executive officers, as a group	58.85	(2)	99,657	20,157,027	(3)	341,680

(1)

The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions used in calculating these values, see Note 20-Stock-based Compensation to our consolidated financial statements in our Annual Report on Form 10-K filed February 23, 2022.

(2)	Represents the weighted-average exercise price for the group.
(3)	Represents the aggregate grant date fair value for the group.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

| 2022 Proxy Statement	33

PROPOSAL III – APPROVAL OF 2022 EQUITY INCENTIVE PLAN

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with other awards under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 regarding shares of common stock that may be issued under our equity compensation plans, consisting of our 2013 Plan:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
Equity compensation plans approved by security holders(3)	5,566,754	$28.43	4,838,970
Equity compensation plans not approved by security holders(4)	—	—	—

Total	5,566,754	$28.43	4,838,970

(1)

The weighted average exercise price set forth in this column relates only to 3,906,290 shares of stock options outstanding under our 2013 Equity Incentive Plan. The remaining securities included in column (a) of this table are performance and time-based restricted stock units, for which no exercise price applies.

(2)

This number includes a general pool of 4,838,970 shares of common stock authorized for future awards (excluding securities reflected in column (a)). This general pool initially consisted of 3,906,433 shares of common stock authorized under the 2013 Plan for future awards, and has been, and will continue to be, increased pursuant to the terms of the 2013 Plan on January 1st of each calendar year by an amount equal to the lesser of (i) 1.75% of our outstanding common stock on a fully diluted basis as of the end of our immediately preceding fiscal year, (ii) 1,322,024 shares, and (iii) any lower amount determined by our board of directors. The annual increase to this general pool on January 1, 2021 pursuant to the foregoing formula was 1,322,024.

(3)	Represents our 2013 Plan.
(4)	We do not have any equity plans that have not been approved by our stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PENNYMAC FINANCIAL SERVICES, INC. 2022 EQUITY INCENTIVE PLAN

34	| 2022 Proxy Statement

SECURITY OWNERSHIP INFORMATION

Security Ownership Information

Security Ownership of Executive Officers and Directors

The following table sets forth certain information regarding the beneficial ownership of shares of common stock by (1) each of our named executive officers, (2) each of our current directors and director nominees, and (3) all of our current directors and executive officers as a group as of March 29, 2022. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

	Common Stock Beneficially Owned(1)
	Number	Percentage
Executive Officers and Directors
David A. Spector(2)	1,757,097	3.1%
Doug Jones(3)	929,304	1.7%
Vandad Fartaj(4)	1,180,250	2.1%
Andrew S. Chang(5)	1,228,021	2.2%
Daniel S. Perotti(6)	431,825	*
James K. Hunt(7)	81,863	*
Jonathon S. Jacobson(8)	221,903	*
Patrick Kinsella	34,170	*
Joseph Mazzella(9)	488,267	*
Anne D. McCallion(10)	283,584	*
Farhad Nanji(11)	4,703,460	8.5%
Jeffrey A. Perlowitz	9,680	*
Lisa M. Shalett	2,815	*
Theodore W. Tozer	16,708	*
Emily Youssouf	28,327	*
Current directors and executive officers as a group (18 persons)	10,266,297	18.0%

*	Represents less than 1.0%.
(1)

Based on 55,370,930 shares of common stock outstanding as of the record date. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. A person is deemed to be the beneficial owner of any shares of common stock if that person has or shares voting power or investment power with respect to those shares or has the right to acquire beneficial ownership at any time within 60 days of the record date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. None of the shares have been pledged as security.

(2)	Includes 465,604 shares of common stock owned by ST Family Investment Company LLC and 620,963 shares underlying stock options that are exercisable on or before May 28, 2022.
(3)

Includes 300,000 shares of common stock held by Jones A LLC, 300,000 shares of common stock held by Jones B LLC, and 19,192 shares held by the Jones Family Trust and 268,658 shares underlying stock options that are exercisable on or before May 28, 2022.

(4)	Includes 844,959 shares of common stock held by the Fartaj Family Trust and 242,601 shares underlying stock options that are exercisable on or before May 28, 2022.
(5)	Includes 246,560 shares underlying stock options that are exercisable on or before May 28, 2022.
(6)	Includes 222,972 shares of common stock held by the Perotti Family Trust and 143,528 shares underlying stock options that are exercisable on or before May 28, 2022.
(7)	Includes 36,821 shares of common stock held by the Hunt Living Trust 1994.
(8)	Includes 219,760 shares of common stock owned by Highline Investments LLC.
(9)

Includes 127,031 shares of common stock owned by the Mazzella Family Irrevocable Trust. Mr. Mazzella is not a trustee of that entity, however, and disclaims beneficial ownership of the common stock held by that entity.

(10)	Includes 146,052 shares of common stock held by the McCallion Family Trust and 135,408 shares underlying stock options that are exercisable on or before May 28, 2022.
(11)

Includes 4,531,792 shares of common stock held by MFN Partners, LP, or MFN Partners. MFN Partners GP, LLC, or MFN GP, is the general partner of MFN Partners. MFN Partners Management, LP, or MFN Management, is the investment adviser to MFN Partners. MFN Partners Management, LLC, or MFN LLC, is the general partner of MFN Management. Mr. Nanji is a managing member of MFN GP and MFN LLC but disclaims beneficial ownership of the securities held by MFN Partners, except to the extent of his pecuniary interest, if any, therein.

| 2022 Proxy Statement	35

SECURITY OWNERSHIP INFORMATION

Security Ownership of Other Beneficial Owners

The following table sets forth certain information relating to the beneficial ownership of shares of our common stock by each person or entity known to our Company to be the beneficial owner of more than five percent of our shares of our common stock, based on our review of publicly available statements of beneficial ownership filed with the SEC. Beneficial ownership reflected in the table below is based on 55,370,930 shares of common stock outstanding as of the record date and review of publicly available statements of beneficial ownership filed with the SEC.

	Common Stock Beneficially Owned
	Number	Percentage
5% Stockholders
HC Partners LLC(1) 200 Clarendon Street, 59th Floor Boston, Massachusetts 02116	15,741,237	28.4%
MFN Partners, LP(2) 222 Berkeley Street, 13th Floor Boston, Massachusetts 02116	4,531,792	8.2%
T. Rowe Price Associates, Inc.(3) 100 E. Pratt Street Baltimore, Maryland 212025	3,916,901	7.1%
The Vanguard Group, Inc. (4) 100 Vanguard Blvd. Malvern, Pennsylvania	3,102,043	5.6%

(1)

As reported in Amendment No. 2 to Schedule 13G filed with the SEC on February 14, 2020, HC Partners, LLC disclosed that it has the sole voting power and sole dispositive power over 15,741,237 shares of common stock as of December 31, 2019.

(2)

As reported in MFN Partners, LP’s Form 4 filed with the SEC on February 15, 2022 and in Amendment No. 2 to Schedule 13D filed with the SEC on February 9, 2022, MFN Partners, LP disclosed that it had shared voting power and shared dispositive power over 4,231,792 shares of common stock. MFN Partners GP, LLC, or MFN GP, is the general partner of MFN Partners. MFN Partners Management, LP, or MFN Management, is the investment adviser to MFN Partners. MFN Partners Management, LLC, or MFN LLC, is the general partner of MFN Management. Mr. Nanji is a managing member of MFN GP and MFN LLC but disclaims beneficial ownership of the securities held by MFN Partners, except to the extent of his pecuniary interest, if any, therein.

(3)

As reported in Amendment No. 3 to Schedule 13G filed with the SEC on February 14, 2022, T. Rowe Price Associates, Inc. disclosed that it has sole voting power over 1,164,863 shares of common stock and sole dispositive power over 3,916,901 shares of common stock as of December 31, 2021.

(4)

As reported in Amendment No. 1 to Schedule 13G filed with the SEC on February 10, 2022, The Vanguard Group, Inc. disclosed that it has shared voting power over 32,511 shares of common stock, sole dispositive power over 3,035,230 shares of common stock, and shared dispositive power over 66,813 shares of common stock as of December 31, 2021.

36	| 2022 Proxy Statement

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers and Executive Compensation

Our Executive Officers

The following sets forth certain information with respect to our current executive officers:

Name	Age	Position Held with the Company
David A. Spector	59	Chairman and Chief Executive Officer
Steven R. Bailey	61	Senior Managing Director and Chief Servicing Officer
Vandad Fartaj	47	Senior Managing Director and Chief Investment Officer
James Follette	50	Senior Managing Director and Chief Mortgage Fulfillment Officer
Doug Jones	65	President and Chief Mortgage Banking Officer
Daniel S. Perotti	41	Senior Managing Director and Chief Financial Officer
Derek W. Stark	54	Senior Managing Director, Chief Legal Officer and Secretary
Don White	52	Senior Managing Director and Chief Risk Officer

Biographical information for Mr. Spector is provided above under the caption “Proposal I - Election of Directors.” Certain biographical information for or other executive officers is set forth below.

Steven R. Bailey. Mr. Bailey, age 61 has been Senior Managing Director and Chief Servicing Officer since March 2022. Mr. Bailey previously served as our Chief Mortgage Operations Officer since February 2016 among other executive positions at PNMAC since 2010. Mr. Bailey is responsible for directing loan servicing operations, setting and managing performance goals for all aspects of the servicing and loan administration functions and oversight of the application development and portfolio strategy groups. Prior to joining PNMAC, Mr. Bailey served in a variety of executive and leadership positions within Countrywide Financial Corporation (and Bank of America Corporation, as its successor) from 1985 until 2010. Mr. Bailey earned a bachelor’s degree in Music from the University of Southern California. Mr. Bailey is an experienced mortgage banking executive with significant experience in loan servicing and mortgage administration.

Vandad Fartaj. Mr. Fartaj, age 47, has been our Senior Managing Director and Chief Investment Officer since September 2018. Prior thereto, he served as Senior Managing Director and Chief Capital Markets Officer from February 2016 to September 2018 and as Chief Capital Markets Officer from February 2013 to February 2016. Mr. Fartaj also has served in a variety of similar executive positions at PNMAC since April 2008. Mr. Fartaj is responsible for all capital markets and investment-related activities, including the development and execution of investment strategies, secondary marketing, hedging activities, research, and capital markets strategies with government-sponsored enterprises. In addition, Mr. Fartaj is responsible for developing and managing relationships with Wall Street broker-dealers and securitization investors. Prior to joining PNMAC, from November 1999 to April 2008, Mr. Fartaj was employed in a variety of positions at Countrywide Securities Corporation, including managing the strategy and execution of the whole loan conduit. Mr. Fartaj earned a bachelor’s degree in Political Science from the University of California, Los Angeles. Mr. Fartaj is an experienced mortgage banking executive with substantial experience in capital markets, mortgage-related investments, and interest rate and credit risk management.

James Follette. Mr. Follette, age 50, has been Senior Managing Director and Chief Mortgage Fulfillment Officer since February 2018. Mr. Follette previously served as Managing Director, Mortgage Fulfillment from February 2016 to February 2018 among other executive positions at PNMAC since 2011. Mr. Follette is responsible for mortgage fulfillment operations as well as the advancement of risk mitigation and technology strategies for the Company’s mortgage production channels. Prior to joining PFSI and its affiliates, Mr. Follette worked in several executive positions, including managing director, risk management, at Countrywide (and Bank of America Corporation, as its successor) from 2003 until 2011, where he led operations and risk management and was responsible for all aspects of operational management, transactional risk management and business development. Mr. Follette earned a BBA in Accounting from the University of Notre Dame and an MBA in Finance from the University of Chicago. Mr. Follette is an experienced mortgage banking executive with significant experience in risk mitigation and technology strategies across various mortgage lending channels.

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Doug Jones. Mr. Jones, age 65, has been our President and Chief Mortgage Banking Officer since March 2021. Prior thereto, he served as the Company’s Senior Managing Director and Chief Mortgage Banking Officer since January 2017, the Senior Managing Director and Chief Institutional Mortgage Banking Officer from February 2016 through December 2016, the Chief Institutional Mortgage Banking Officer from March 2015 to February 2016, and the Chief Correspondent Lending Officer from February 2013 to March 2015. He has served on the Company’s executive management team since 2012. Mr. Jones also has served in a variety of similar executive positions at PNMAC since June 2011, including the president of PLS since March 2017. Mr. Jones is responsible for all business activities relating to our loan production and loan servicing operations. Prior to joining PNMAC, Mr. Jones worked in several executive positions, including senior managing director, correspondent lending, at Countrywide (and Bank of America Corporation, as its successor) from 1997 until 2011, where he was responsible for managing and overseeing correspondent and warehouse lending operations. Mr. Jones earned a B.A. in economics from California State University, Sacramento. Mr. Jones is an experienced mortgage banking executive with significant experience in the correspondent production and warehouse lending businesses.

Daniel S. Perotti. Mr. Perotti, age 41, has been our Senior Managing Director and Chief Financial Officer since January 1, 2021. Prior thereto, he served as the Company’s Deputy Chief Financial Officer from January 2017 to December 2020, and served as the Company’s Chief Asset and Liability Management Officer among other positions at the Company and PNMAC since 2008. Mr. Perotti is responsible for overseeing the Company’s accounting and financial reporting, treasury operations, investor relations, financial planning and analysis, valuation of investment assets, tax analysis, and Sarbanes-Oxley program. Prior to joining PNMAC, Mr. Perotti was employed at BlackRock and served as the head of the quantitative research team within its BlackRock Solutions business as well as in various other roles at BlackRock from 2002 to 2008. Mr. Perotti earned a B.A. in economics and computer science from Columbia University. Mr. Perotti is an experienced financial services executive with substantial experience in corporate finance and mortgage banking.

Derek W. Stark. Mr. Stark, age 54, has been our Senior Managing Director, Chief Legal Officer and Secretary since February 2018. Mr. Stark previously served as our Managing Director, General Counsel and Secretary among other executive positions at PNMAC since September 2009. Mr. Stark is responsible for overseeing all of the company’s legal management, including securities, corporate governance, corporate transactions, litigation and regulatory compliance, and he serves as the primary legal contact for the Company’s Board. Prior to joining PNMAC, and after leaving private practice, Mr. Stark served in a variety of executive positions, including Executive Vice President and Deputy General Counsel, from 1999 to 2008, at Countrywide. Mr. Stark earned a B.A. in Political Science from the University of California, Berkeley, and a J.D. from Loyola Law School, Los Angeles. Mr. Stark is an experienced legal executive with significant experience in corporate and securities law and mortgage banking.

Don White. Mr. White, age 52 has been our Senior Managing Director and Chief Risk Officer since January 2022. Mr. White previously served as our Senior Managing Director and Chief Credit Officer among other executive positions at PNMAC since 2013. Mr. White is responsible for enterprise risk management, credit risk management, and mortgage compliance and administratively responsible for internal audit. Prior to joining PNMAC, Mr. White served as SVP of Mortgage Risk Management at JP Morgan Chase from 2008 to 2013 and Executive Vice President of Portfolio Credit Risk Management at Countrywide Financial Corporation from 2004 to 2008. Mr. White earned a B.A. in Mathematics from the University of Virginia, and an M.B.A. from the University of Maryland, Smith School of Business. Mr. White is an experienced mortgage banking executive with significant experience in risk and credit management and compliance.

38	| 2022 Proxy Statement

REPORT OF THE COMPENSATION COMMITTEE

Report of the Compensation Committee

Our Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee recommended that our Board of Directors include the Compensation Discussion and Analysis in this Proxy Statement and our 2021 Annual Report on Form 10-K.

The Compensation Committee

Farhad Nanji, Chair

James K. Hunt

Jeffrey A. Perlowitz

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

This compensation discussion and analysis provides a detailed description of our executive compensation programs and policies, the material compensation decisions made under such programs and policies with respect to our named executive officers, and the material factors that were considered in making those decisions. This narrative discussion should be read together with the compensation tables and related disclosures set forth below.

2021 Named Executive Officers

Our “named executive officers” consisting of our Chief Executive Officer, our Chief Financial Officer and our next three most highly compensated executives during Fiscal 2021, were:

•	David A. Spector, Chairman and Chief Executive Officer;

•	Doug Jones, President and Chief Mortgage Banking Officer;

•	Vandad Fartaj, Senior Managing Director and Chief Investment Officer;

•	Andrew S. Chang, Senior Managing Director and Chief Operating Officer; and

•	Daniel S. Perotti, Senior Managing Director and Chief Financial Officer.

40	| 2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary of 2021 Compensation

Our Executive Compensation Goals

•   Performance Based - Create a pay-for-performance culture where a majority of total compensation for each named executive officer is performance based

•   Stockholder Alignment - Align the interests of our executives with those of our stockholders with long term equity awards and performance based compensation

•   Market Competitive - Assess named executive officer compensation against market compensation benchmarks prepared by our independent board consultant

•   Employee Retention - Facilitate the attraction, motivation and retention of highly talented executive leaders who will be crucial to our long-term success and ultimate sustainability

•   Support Strategy - Encourage executives to focus on achieving our annual and long-term business goals

Fiscal 2021 Financial Results We delivered strong financial performance in Fiscal 2021, while continuing to respond to the operational challenges caused by the COVID-19 pandemic:

•   Net income of $1.0 billion, down from a record $1.6 billion in 2020, and up from $393 million in 2019

•   Pretax income of $1.4 billion, down from a record $2.2 billion in 2020

•   Total net revenue of $3.2 billion, down from a record $3.7 billion in 2020

•   Repurchased approximately 15.4 million shares of PFSI’s common stock, or more than 20 percent of the total outstanding at the beginning of the year, at an approximate cost of $958 million

•   Record loan production of $234.5 billion in unpaid principal balance, or UPB, an increase of 19 percent from 2020

•   $59.8 billion in UPB of originations in the direct lending channels, up 68 percent from 2020

•   Servicing portfolio UPB of $509.7 billion at year end, up 19 percent from December 31, 2020

Fiscal 2021 Compensation Program Highlights

•   Commencing in Fiscal 2021, our annual performance-incentive program was revised to more objectively link potential payouts with pre-established return on equity goals (70% of target incentive) with the remaining opportunity tied to strategic goals and objectives (30% of target incentive)

•   The amount paid out in cash for Fiscal 2021 performance-incentives was capped to increase the overall percentage of each named executive officer’s total compensation paid in equity and, as a result, the performance-incentives amounts earned over the capped threshold was awarded as additional equity along with each named executive officer’s annual long-term equity awards

•   Considered ESG and human capital performance in determining named executive officer compensation

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COMPENSATION DISCUSSION AND ANALYSIS

Performance-Based Compensation and Incentives

We have three primary elements of total compensation: base salary, annual performance-based incentives and long-term equity awards. The Compensation Committee’s goal has been to increase equity as a percentage of each named executive officer’s total compensation. With the establishment of target bonus amounts for the named executive officers in Fiscal 2021, a significant portion of target compensation for each named executive officer was performance-based with 44% and 41% of target compensation in the form of equity for the CEO and all other named executive officers, respectively. Consistent with the Compensation Committee’s goal of increasing equity as a percentage of total compensation, a portion of the Fiscal 2021 annual performance-incentive was distributed in equity rather than cash. As a result, the overall equity percentage earned in Fiscal 2021 increased as compared to Fiscal 2020 and Fiscal 2019.

Fiscal 2021 CEO performance-based compensation was 92% and earned equity increased to 45%, as a percentage of total compensation

Fiscal 2021 performance-based compensation was 91% and earned equity increased to 42%, as a percentage of total compensation for our other named executive officers who also served in Fiscal 2020 and 2019

42	| 2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2021 Compensation Program Overview

Our executive compensation program consists of three primary elements: annual base salary, annual performance-based incentives and long-term equity awards. The following table provides a snapshot of those primary elements and describes why each element is provided.

Compensation Element	Characteristics	Performance Based?	Primary Purpose

Annual Base Salary	Competitive fixed compensation	No

•  Provides a competitive fixed amount of cash compensation based on individual performance, level of responsibility, experience, internal equity and reasonable pay levels

•  Supports attraction and retention of talented executives

Annual Performance- Based Cash and Equity Incentives	Variable compensation opportunity contingent on achievement of corporate financial, operational and strategic goals and individual performance	Yes

•  Aligns executive compensation with annual performance

•  Provides reasonable short-term incentive opportunity for achieving financial, operational and strategic objectives

•  Supports attraction and retention of talented executives

Long-Term Equity Awards (performance-based and time-based RSUs and nonstatutory stock options)	Variable compensation opportunity contingent on measurable and objective performance criteria established at the beginning of the measurement period, stock price performance and individual performance	Yes

•  Creates incentives for long-term performance

•  Provides reasonable long-term incentive opportunity for achieving financial, operational and strategic objectives

•  Aligns our executives’ long-term interests with those of our stockholders

•  Recognizes executive’s individual performance and future contributions

•  Supports attraction and retention of talented executives

•  Provides a direct correlation of realized pay to operating and stock price performance

•  Provides a total compensation opportunity with payouts varying based on our operating, financial and stock price performance

Our named executive officers also receive other benefits, which may include health, dental and vision insurance; vacation, holidays and sick days; life, accidental death and dismemberment and long-term disability insurance; and 401(k) plan matching. In addition, certain of our named executive officers receive minimal perquisites including an automobile allowance and payment for tax advice and financial counseling.

We tailor our executive compensation program each year to provide what we consider to be a proper balance of these basic elements. The executive compensation program was weighted toward long-term equity awards and performance-based incentives, rather than toward annual base salaries, in order to ensure that a significant portion of compensation is tied to Company and stock performance and to maximize retention. We continue to assess the compensation elements for our executive officers, including our named executive officers, and are committed to ensuring that our executive compensation program remains generally consistent with market practices and focused on long-term performance.

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COMPENSATION DISCUSSION AND ANALYSIS

Stockholder Engagement and Executive Compensation Design Enhancements

At our 2021 annual meeting of stockholders, our Say-On-Pay proposal itself received the support of approximately 92.8% of the total votes cast. By contrast, at our 2020 annual meeting, our Say-On-Pay proposal received the affirmative vote of approximately 66% of the total stockholder votes cast. Following our 2021 stockholder meeting, the Compensation Committee and Board of Directors closely reviewed the stockholder vote on our Say-On-Pay proposal and the differences in voting results between our 2021 annual meeting results and prior years, including the recommendations made by certain proxy advisory firms.

Stockholder outreach and solicitation of feedback continue to be an important component of our investor relations philosophy, and throughout 2021 we continued to maintain a regular dialogue with our stockholders. We engaged in conversations and meetings, including conferences and in-person or telephonic one-on-one meetings with our stockholder base, and continued to solicit their feedback regarding our governance framework and our executive compensation program. The Company continued to make stockholder supported compensation enhancements by approving an annual performance-incentive plan including objective performance targets and payouts and increasing the proportion of equity awards to total compensation of each named executive officer.

	What We Heard from Stockholders	Our Response
Annual Incentive Criteria	Annual incentives were not based on objective performance criteria.

Commencing in Fiscal 2021, our annual incentive program was revised to objectively link potential payouts with pre-established return on equity goals (70% of target incentive) with the remaining opportunity tied to strategic goals and objectives (30% of target incentive) See pages 45-47.

Increase the Equity Percentage of Total Compensation	Equity incentives should be a higher percentage of each named executive officer’s total compensation.

Fiscal 2021 performance-incentives were limited to the cash amounts paid in Fiscal 2020 and the incentive earned over this threshold were awarded as additional equity. See page 47.

Equity earned by our CEO increased from 39% of total compensation in Fiscal 2020 to 45% in Fiscal 2021.

Equity earned by other named executive officers who also served in Fiscal 2020 increased from 35% of total compensation in Fiscal 2020 to 42% in Fiscal 2021.

Performance-Based RSUs Performance Metrics	Performance-based RSUs should include multiple financial performance measures.	Performance-based RSUs continue to include multiple financial metrics: (1) return on equity and (2) a leverage ratio modifier based on total recourse debt. See pages 47-49.
Performance Goal Setting	Performance goals and targets should be objectively aligned with stockholders to reward pay for performance

Performance-based RSU return on equity, or ROE, targets increased from 12% in Fiscal 2019 to 15% in Fiscal 2020 and Fiscal 2021 representing a significant increase considering the unknown operational headwinds caused by the COVID-19 pandemic and financial market volatility. See pages 47-49.

ESG	ESG factors should be considered in determining compensation.	The Compensation Committee discussed the Company’s positive ESG and human capital developments when considering named executive compensation. See page 47.

44	| 2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Decisions Made in Fiscal 2021

In making compensation decisions for Fiscal 2021, the Compensation Committee considered the 2021 Say-On-Pay advisory vote. With the assistance of its independent compensation consultant, the Compensation Committee also considers additional factors, which are summarized below.

Annual Base Salaries

In setting annual base salaries, the Compensation Committee generally considers benchmarking data derived from a review of the proxy statement disclosures of our peer group, and various survey sources.

The Compensation Committee uses the data from these market surveys to ensure that it establishes reliable points of reference to determine whether and to what extent it is establishing competitive levels of compensation for our named executive officers.

In connection with the annual compensation review in February 2021, the Compensation Committee reviewed and approved the following annual base salaries of our named executive officers:

Name	2020 Annual Base Salary	2021 Annual Base Salary
David A. Spector	$1,000,000	$1,000,000
Doug Jones	$600,000	$600,000
Vandad Fartaj	$400,000	$425,000
Andrew S. Chang	$400,000	$500,000
Daniel S. Perotti	—	$400,000

The Compensation Committee believed that these annual base salaries were appropriate given the competitive market for their services, as well as their individual performances and strong leadership skills.

•	The annual base salary for Mr. Spector remained the same and ranked near the 75th percentile of annual base salaries paid for comparable positions at peer companies.

•	The annual base salary for Mr. Jones remained the same and ranked between the median and 75th percentile of annual base salaries paid for comparable positions at peer companies.

•

The annual base salary for Mr. Fartaj increased by 6% and ranked below the median of the annual base salaries paid for comparable positions at peer companies. This annual base salary increased due to the competitive market for talent and in recognition of his individual performance in his role as Chief Investment Officer.

•

The annual base salary for Mr. Chang increased by 25% and ranked below the median of the annual base salaries paid for comparable positions at peer companies. This annual base salary increased due to the competitive market for talent and in recognition of his promotion to his new role as the Company’s Chief Operating Officer.

•	The annual base salary for Mr. Perotti ranked below the median of the annual base salaries paid for comparable positions at peer companies.

Annual Performance-Based Incentives

Fiscal 2021 Performance-Based Targets

We believe that our executive compensation program objectives have resulted in decisions regarding executive compensation that have appropriately encouraged growth in our businesses and the achievement of financial goals, thus benefiting our stockholders and generating long-term stockholder value. To determine annual performance-based incentive amounts, the Compensation Committee first sets a target level of performance-based incentive for each named executive officer for the fiscal year based on competitive market data. Each named executive officer’s potential performance-based incentive payout varies based on such individual’s level of responsibility and position within our organization.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee conducted a comprehensive review of its annual performance-based incentive program as well as the appropriate cash and equity components of the named executive officers’ total compensation and adopted the additional following compensation enhancements commencing in Fiscal 2021:

•

Similar to Fiscal 2020, the Compensation Committee’s goal was to increase the overall equity incentive percentage of each named executive officer’s total compensation by capping the overall cash amount paid under earned performance-based incentive awards and granting additional equity awards for the remaining earned amounts.

•

The Compensation Committee revised the Fiscal 2021 performance-based incentive program to add a performance component equal to 70% of the annual target incentive based on achieving ROE and a strategic award component equal to 30% of the annual target incentive based on individual strategic objectives established by the Compensation Committee in consultation with senior management. For Fiscal 2021, the Compensation Committee approved the following annual target incentives for the named executive officers:

Fiscal 2021 Annual Target Incentive
David A. Spector	$3,625,000
Doug Jones	$2,000,000
Vandad Fartaj	$1,500,000
Andrew S. Chang	$1,500,000
Daniel S. Perotti	$1,000,000

Each named executive officer’s target annual incentive was contingent on meeting the financial goals in the below table. The failure to meet the minimum ROE financial performance threshold would result in no ROE incentive payout, while exceeding the ROE financial performance target would result in incentive payouts over target, subject to a maximum payout cap of 300% for the financial performance component. The total maximum annual incentive payable in Fiscal 2021 was 255% of target assuming all goals were achieved at maximum.

Annual Incentive Objective	Annual Incentive Weighting%	At or Below Threshold	Between Threshold and Target Performance		Target Performance	Maximum Performance
ROE	70%	ROE = <5% Payout = 0%	ROE = 7.5% Payout = 37.5%	ROE = 10% Payout = 75%	ROE = 15% Payout = 100%	ROE = >30% Payout = 300%
Strategic*	30%	0%	37.5%	75%	100%	150%
Payout Percentage	100%	0%	37.5%	75%	100%	255%

*	Actual results could vary as the two goals are determined independently. For the ROE objective, payout levels would be interpolated between defined performance levels.

Fiscal 2021 Performance – Based Actual Results

The annual performance-based incentives for Fiscal 2021 that were earned based on actual performance was as follows:

Performance Component	Performance Target	% of Targeted Award	Actual Performance	Actual Payout

ROE	ROE = 15% Payout = 100%	70%	28.8%	288%

Strategic	100%	30%	See following paragraph	127%

Payout Percentage	100%	100%	See following paragraph	240%

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COMPENSATION DISCUSSION AND ANALYSIS

Our strong Fiscal 2021 performance resulted in net income of $1.0 billion and a ROE of 28.8%. Fiscal 2021 net income was the second highest in our history and only surpassed by Fiscal 2020 that was driven by exceptionally high margins across all production channels. In addition, the Compensation Committee recognized that our ongoing investments in infrastructure allowed us to continue to capitalize on the continued low interest rate environment, which resulted in another year of strong profitability for the Company, with $1.4 billion in pre-tax earnings for the year. Additional performance factors related to management’s successful execution of strategic objectives were also considered for our named executive officers including, but not limited to: (1) the delivery of strong Fiscal 2021 net income, ROE and other financial results during the ongoing COVID-19 pandemic, (2) continued successful navigation of operational issues resulting from the CARES Act forbearance program, (3) the implementation of initiatives to drive operational efficiency and reduce costs, (4) correspondent production, refinance recapture and purchase recapture programs, (5) the management of current investments and development of new investment opportunities; and (6) the continued growth of the Company’s business operations and workforce during the ongoing COVID-19 pandemic. The Compensation Committee also considered the Company’s positive ESG and human capital performance when determining named executive compensation.

Since Fiscal 2021 actual performance exceeded target performance, the Compensation Committee decided to split the Fiscal 2021 earned performance-incentive payout into cash and equity components as this was consistent with its goal to increase the overall equity incentive percentage of each named executive officer’s total compensation. Accordingly, the Compensation Committee capped the Fiscal 2021 performance-based incentive amounts paid out in cash to the amounts previously paid out in Fiscal 2020, while the remaining earned Fiscal 2021 performance-based incentive were awarded as additional equity grants to the named executive officers along with their Fiscal 2022 annual long-term equity awards.

The following summarizes the payout of the annual performance-based incentives earned during Fiscal 2021:

Name	Actual Performance-Based Incentives Earned	Cash Incentive	Equity Incentive
David A. Spector	$8,864,938	$6,400,000	$2,464,938
Doug Jones	$4,879,000	$4,000,000	$879,000
Vandad Fartaj	$3,389,250	$2,400,000	$989,250
Andrew S. Chang	$3,569,250	$2,400,000	$1,169,250
Daniel S. Perotti	$2,409,500	$1,500,000	$909,500

Based on the overall assessment of annual performance and the Chairman’s recommendations, the Compensation Committee approved the performance-based incentive amounts earned for Messrs. Jones, Fartaj, Chang and Perotti. In addition, based on the factors above, the Compensation Committee also approved the annual performance-based incentives earned for Mr. Spector.

Long-Term Equity Awards

For Fiscal 2021, the Compensation Committee sought to increase the long term equity incentive percentage of each named executive officers’ total compensation with a mix of performance-based RSUs, time-based RSUs and stock options. In determining the equity awards granted in Fiscal 2021, the Compensation Committee considered, among other factors, the recommendations of management and various reports provided by our independent compensation consultant. The Compensation Committee also considered (i) the value of the proposed equity awards; (ii) the historical equity awards previously granted to each named executive officer and the corresponding values at the time of the consideration of the 2021 grants; (iii) the value of share grants to our named executive officers providing comparable services at our industry and sector peers; (iv) the anticipated contribution by the named executive officer in future fiscal years, taking into account the role, responsibility and scope of each position and the Compensation Committee’s perception regarding the quality of the services provided by each named executive officer in carrying out those responsibilities; (v) our financial and operating performance in the past year and our perceived future prospects; (vii) the mix of equity awards to total compensation; and (vi) general market practices. The Compensation Committee considered these multiple factors in determining whether to increase or decrease the target amounts from the prior year’s equity award grants. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each named executive officer. The share amounts were determined on a subjective basis, using the various factors, in the Compensation Committee’s sole discretion.

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COMPENSATION DISCUSSION AND ANALYSIS

Performance-Based Restricted Stock Units

In light of investor feedback regarding our performance-based RSU program, the Compensation Committee revised the performance-based RSUs in Fiscal 2020 to include multiple performance goals and the Compensation Committee decided to retain the same performance goals in Fiscal 2021. Fiscal 2021 performance-based RSU vesting remained contingent upon the achievement of two performance goal components: return on equity and a leverage ratio modifier component based on total recourse debt to equity, as further summarized below:

Fiscal 2021 Performance Metrics

PSUs	Fiscal 2021	Rational
Performance Metrics	• ROE • Leverage Ratio

•   Aligns with stockholder feedback supporting the use of having multiple performance goals

•   ROE measures a company’s profitability by revealing how much profit a company generates with the money equity holders have invested, including retained profits

•   Leverage ratio mitigates risk taking to achieve our ROE and is based on total recourse debt to equity ensuring prudent risk taking and capital discipline

Performance Period	Three year performance period	• Cumulative three year performance period provides a measure of long-term performance and achievement against long-term financial objectives
Performance Target	ROE Target = 15% Leverage Ratio Target = 3.5x	• 50% minimum performance threshold requirement • Based on historical returns and projected future performance

The performance-based RSU awards granted in February 2021 provide for the performance-based RSUs to obtain, upon the vesting of each RSU, a variable number of shares of our common stock. The number of shares received upon vesting of performance-based RSUs is determined based on the attainment of the performance goals, subject to conditions including continued employment throughout the performance period. Vesting of the ROE performance metric is tied to the achievement of cumulative, annualized ROE metrics during the performance period, with 50% of the target amount earned if the threshold performance level is met, 100% of the target amount earned if the target performance level is met and 150% of the target amount earned if the highest performance level is met. The payout that is determined based on the above ROE performance metric is then multiplied by a factor of 66% to 125% for named executive officers depending on the actual achievement of the leverage ratio target during the performance period, for a maximum award payable of 187.5% of target shares. In addition, the payout is further multiplied by a factor of 0% to 100% for each named executive officer based on an individual effectiveness rating ranging from unsatisfactory to exceed expectations. A summary of the performance measures and targets contained in the performance-based RSUs granted to our named executive officers during Fiscal 2021 is provided below and each of these awards is further described in the “2021 Grants of Plan-Based Awards” table:

Fiscal 2021 PSU Awards
Performance- Based Restricted Stock Units	Performance Component	Performance Target	% of Targeted Award
	1. ROE (1)	15.0% - Cumulative Annualized ROE	100%
	2. Leverage Ratio (2)	3.5x	100% (Multiplier)

	3. Individual Effectiveness (3)	4 - Exceeds Expectations	100% (Multiplier)

(1)	ROE = Net Income ÷ Average Month-End Equity ÷ Years in Measurement Period (1/1/2021 – 12/31/2023). The payout scale for the ROE component is 0% to 150%.
(2)

Leverage Ratio is the average of the ratio at the end of each month of the performance measurement period of the amount of total recourse indebtedness outstanding to total equity. The range of the multiplier is 66% to 125%.

(3)	Based on individual overall achievement of goals over the three-year performance period. The range of the individual effectiveness multiplier is 0% to 100%.

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COMPENSATION DISCUSSION AND ANALYSIS

Time-Based Restricted Stock Units

In February 2021, our named executive officers were awarded time-based RSUs. These time-based RSUs, which vest in three equal installments beginning on the first anniversary of the grant date, are to be settled in an equal number of shares of common stock upon vesting. The time-based RSUs are also reflected in the “2021 Grants of Plan Based Awards” table.

Stock Option Awards

In February 2021, our named executive officers were awarded non-statutory stock options. The stock option award agreement provides for the award of stock options to purchase the optioned shares. In general, and except as otherwise provided by the Compensation Committee, one-third (1/3) of the optioned shares will vest on each of the first, second, and third anniversaries of the vesting commencement date, subject to the recipient’s continued service through each anniversary (with certain exceptions as specified under the award agreement or the provisions of our 2013 Plan), and each stock option will have a term of ten years from the date of grant. Additionally, the vested stock options expire (1) immediately upon termination of the holder’s employment or other association with us for cause, (2) one year after the holder’s employment or other association is terminated due to death or disability, and (3) three months after the holder’s employment or other association is terminated for any other reason, except for a qualified retirement. Upon a qualified retirement, any options that are at least nine months from the grant date will continue to vest and expire according to the original terms of the options.

The table below summarizes the grant date fair value of the long-term incentive equity awards awarded in Fiscal 2021.

Name	Grant Date Fair Value of Performance- Based PSUs	Number of Performance- Based PSUs	Grant Date Fair Value of Time-Based RSUs	Number of Time-Based RSUs	Grant Date Fair Value of Stock Options	Number of Stock Options	Total Grant Date Fair Value of Long-Term Equity Incentive Opportunity
David A. Spector	$1,812,462	30,798	$ 724,973	12,319	$1,101,254	53,589	$3,638,689
Doug Jones	$999,979	16,992	$ 399,945	6,796	$ 607,581	29,566	$2,007,505
Vandad Fartaj	$574,965	9,770	$ 229,986	3,908	$ 349,350	17,000	$1,154,301
Andrew Chang	$724,973	12,319	$ 289,954	4,927	$ 440,489	21,435	$1,455,416
Daniel S. Perotti	$437,491	7,434	$ 174,961	2,973	$ 265,814	12,935	$ 878,266

Each of the performance-based and time-based RSUs has a grant date fair value of $58.85, which is based on our closing stock price on the NYSE on February 25, 2021. The stock options granted on February 25, 2021 have an exercise price of $58.85 and a Black-Scholes value of $20.55 at the date of grant.

Performance-Based Restricted Share Unit – Achievements

The below table summarizes the target and actual results of performance-based RSUs granted to our named executive officers on March 15, 2019 for the performance period of January 1, 2019 through December 31, 2021.

Performance- Based Restricted Stock Units	Performance Component	Performance Target	% of Targeted Award	Actual Performance	Actual Payout
	1.ROE (1)	12% - Cumulative Annualized ROE	100%	38.2%	130%
	2. Individual Effectiveness (2)	4 - Exceeds Expectations	100%	100%	100%

(1)	ROE = Net Income ÷ Average Month End Equity ÷ Years in Measurement Period (January 1, 2019 through December 31, 2021). The payout scale for the ROE component was 0% to 130%.
(2)	Based on individual overall achievement of goals over the three-year performance period. The range of the multiplier is 0% to 100%.

Executive Compensation Objectives and Philosophy

The overall objectives of our executive compensation program are to attract, motivate, reward and retain high-quality talent. We believe that in order to achieve these objectives, our compensation and benefits programs must be competitive with executive compensation arrangements generally provided to similarly situated executive officers in our business markets, as well as at other companies in our industry where we compete for talent. The various components of our executive compensation program are designed to create a

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COMPENSATION DISCUSSION AND ANALYSIS

pay-for-performance culture that rewards executives for exceptional Company and individual performance, aligns the interests of our executives with those of our stockholders, facilitates the attraction, motivation and retention of highly talented executive leaders, and encourages our executives to focus on the achievement of our annual and long-term business goals.

Our Compensation Committee aims to position the total compensation of our named executive officers at a level commensurate with the total compensation paid to other executives holding comparable positions at companies similar in industry, size, structure, scope and sophistication with which we compete for executive talent. Our Compensation Committee has structured our executive compensation program to meet these objectives.

Executive Compensation Decision Making Process

Annual Compensation Process

Compensation decisions are generally made as part of a year-long review process:

Step 1	Step 2	Step 3	Step 4	Step 5	Step 6

Management engages with investors and reviews feedback on named executive officers compensation	Management reviews the Company’s compensation programs following a rigorous financial planning process	CEO conducts performance reviews for the other named executive officers and recommends compensation to the Compensation Committee after considering market practice	Compensation Committee evaluates the CEO’s performance	Pearl Meyer advises the Compensation Committee on the overall appropriateness of named executive officer compensation and the compensation programs relative to market practice	Compensation Committee reviews and approves all named executive officer compensation and compensation programs

Role of the Compensation Committee. The Compensation Committee has overall responsibility for recommending to our Board the compensation of our CEO and determining the compensation of our other named executive officers. Members of the Compensation Committee are appointed by the Board. The Compensation Committee consists of three members of the Board, Messrs. Nanji, Hunt and Perlowitz, none of whom served as our executive officers. Each of Messrs. Nanji, Hunt and Perlowitz qualified as an “independent director” under the rules of the NYSE. Each of Messrs. Hunt and Nanji also qualified as an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, and served as a member of a subcommittee of the Compensation Committee that was formed to approve the grant of awards to certain individuals for purposes of Section 162(m) of the Code. See the section entitled “CORPORATE GOVERNANCE—Committees of the Board of Directors.” Each year, the Compensation Committee conducts an evaluation of each named executive officer to determine if changes in such officer’s compensation are appropriate based on the considerations described below. The Chairman and CEO provides input for the Compensation Committee regarding the performance and appropriate compensation of the other named executive officers.

The Role of the Outside Independent Compensation Consultant. Our Compensation Committee has the sole authority to retain, compensate and terminate any independent compensation consultant of its choosing in assessing our compensation program and determining the appropriate, competitive levels of compensation for our executive officers. Pursuant to such authority, the Compensation Committee utilized Pearl Meyer & Partners, or Pearl Meyer, as its independent compensation consultant during Fiscal 2021. Pearl Meyer has provided various services to the Compensation Committee since its engagement including the following:

•	Attended Compensation Committee meetings and prepared certain meeting materials in connection with such meetings;
•	Reviewed the Company’s peer group for executive compensation purposes and provided recommendations for changes to such peer group;
•	Evaluated the competitive positioning of our named executive officers’ base salaries, annual incentive and long-term incentive compensation relative to our peer companies to support decision-making;
•	Advised on target award levels within the annual and long-term incentive program and, as needed, on actual compensation actions;
•	Conducted a review of the competitive market data (including base salary, annual incentive and long-term incentive targets) for our named executive officers;
•	Assessed our executive compensation peer group and recommended changes, as necessary;
•	Assessed compensation levels within our peer group for named executive officers and other executive officers as necessary;
•	Reviewed historical financial performance for peer group companies;
•	Provided market research on various issues as requested by our Company;

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COMPENSATION DISCUSSION AND ANALYSIS

•	Consulted with our Compensation Committee regarding compensation strategy, internal communications related to equity compensation and compensation best practices;
•	Assisted in compensation plan designs and modifications, as requested;
•	Assessed whether our executive compensation programs might encourage inappropriate risk taking that could have a material adverse effect on us; and
•	Assisted with the preparation of this Compensation Discussion and Analysis for this Proxy Statement.

Assessment of Outside Independent Compensation Consultant Conflicts of Interest. Under rules promulgated by the SEC, the Compensation Committee must determine, after taking into account six independence-related factors, whether any work completed by a compensation consultant raised any conflict of interest. Factors considered by the Compensation Committee include the following six factors specified by the NYSE rules: (1) other services provided to us by the compensation consultant; (2) what percentage of the compensation consultant’s total revenue is made up of fees from us; (3) policies or procedures of the compensation consultant that are designed to prevent a conflict of interest; (4) any business or personal relationships between individual consultants involved in the engagement and Compensation Committee members; (5) any shares of our common stock owned by individual consultants involved in the engagement; and (6) any business or personal relationships between our executive officers and the compensation consultant or the individual consultants involved in the engagement. For Fiscal 2021, the Compensation Committee did not identify any conflict of interest with respect to Pearl Meyer.

Peer Group and Benchmarking

The Use of Peer Group and Competitive Market Data. On an annual basis we engage in a comprehensive review of peer companies with our independent compensation consultant. To assist in decision-making regarding our compensation and benefits program, our management and the Compensation Committee review competitive market data from a “peer group” of publicly traded companies in specific industries in which we compete for executive talent, among other factors, to assist in decision-making regarding our compensation and benefits programs. The market data reviewed includes both peer proxy data and survey data of companies similar in industry, size, structure, scope and sophistication. Proxy data was gathered from proxy statements and other publicly filed documents.

Since our peer group was initially established in 2013, we have undertaken comprehensive annual reviews of the appropriateness of such peer group. The Compensation Committee reviews other public companies similar in industry, size, structure, scope and sophistication.

How We Establish our Peer Group. The Compensation Committee updated its peer group used for evaluating compensation decisions based on objective criteria as presented in the table and discussion below.

Objective Criteria Considered	Former Peer Group	Revised Peer Group

•   Companies in financial services, data processing & outsourcing services, property & casualty insurance, research & consulting services and specialty finance industries

•   Companies with market capitalizations within a reasonable range of our pro forma capitalization

•   Companies with pretax income and assets within a reasonable range

•   Companies with revenue within a reasonable range

•   Competitors for executive talent

•   Companies of comparable scope and complexity

•   Companies that identify us as their direct peer

•   Companies with similar pay practices

•   Black Knight, Inc.

•   CoreLogic, Inc.*

•   Essent Group Ltd.

•   Fidelity National Financial, Inc.

•   First American Financial Corporation

•   Flagstar Bancorp, Inc.*

•   LendingTree, Inc.

•   MGIC Investment Corp.

•   Mr. Cooper Group, Inc.

•   OneMain Holdings, Inc.

•   Radian Group Inc.

•   Redwood Trust, Inc.

•   Rocket Companies, Inc.

•   SLM Corporation

•   Zillow Group, Inc.

•   Black Knight, Inc.

•   Blend Labs, Inc.+

•   Essent Group Ltd.

•   Fidelity National Financial, Inc.

•   First American Financial Corporation

•   LendingTree, Inc.

•   LoanDepot, Inc.+

•   MGIC Investment Corp.

•   Mr. Cooper Group, Inc.

•   OneMain Holdings, Inc.

•   Radian Group Inc.

•   Redwood Trust, Inc.

•   Rocket Companies, Inc.

•   SLM Corporation

•   UWM Holdings Corporation+

•   Zillow Group, Inc.

*	Removed from Peer Group due to acquisitions
+	Added to Peer Group

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COMPENSATION DISCUSSION AND ANALYSIS

Given the Company’s market share and the fact that many of our true business competitors are either private or subsidiaries of large banks, the process for developing a peer group for us is challenging. Our goal was to identify more peers that are industry relevant, publicly-traded of similar size and complexity, and involved in related markets – ultimately increasing the number of companies in our peer group as a whole. The revised peer group was developed by screening potential peers for business comparability – measured by industry similarity (operating in real estate and investment management, preferably focused on the residential mortgage market), complexity (top 10 mortgage lender in the U.S.) and financial characteristics (profitable companies with meaningful balance sheet) – and size comparability and public company status. The selection criteria was also expanded to include companies in: financial services, data processing & outsourcing services, property & casualty insurance, and research & consulting services. As part of this expanded selection criteria, we also focused on companies that have 0.25x to 3x the combined market capitalization, revenue and assets of the Company and PennyMac Mortgage Investment Trust (NYSE: PMT), the real estate investment trust that the Company’s management team is responsible for externally managing through our investment management subsidiary. CoreLogic, Inc. and Flagstar Bancorp, Inc. were removed from the peer group since they were acquired by other companies, while Blend Labs, Inc., LoanDepot, Inc. and UWM Holdings Corporation were added to the revised peer group since they became publicly traded companies in 2021 and focus on the residential mortgage market. The Compensation Committee believes that this revised peer group better reflects our competitors in the industry that currently conduct similar businesses and have comparable scales of operations.

Compensation Policies and Practices As They Relate to Our Risk Management. We have designed our executive compensation program to reward strong Company and individual performance. We believe that this structure, as further explained below, minimizes risks resulting from compensation practices.

Our Compensation Committee believes that its compensation policies and practices for all employees, including our named executive officers, do not create risks that are reasonably likely to have a material adverse effect on us. We believe that appropriate safeguards are in place with respect to our compensation programs and policies that assist in mitigating excessive risk-taking that could harm the value of our Company or reward poor judgment by executives and employees.

In that regard, the Compensation Committee requested assistance from our independent compensation consultant in reviewing our compensation policies and practices. Based on its review, the Compensation Committee concluded that our compensation policies and practices as they apply to our named executive officers are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not create risks that are reasonably likely to have a material adverse effect on our Company.

As part of the review, numerous factors were noted that reduce the likelihood of excessive risk-taking, which include, but are not limited to, the following:

•

Our compensation mix is balanced among fixed components such as salary and benefits, variable components such as annual performance-based incentives, and long-term equity awards including performance-based RSUs and stock options;

•	Our Compensation Committee has ultimate authority to determine, and adjust, if appropriate, compensation provided to our executive officers, including each of the named executive officers;
•

Incentive compensation paid to named executive officers and other senior managers is subject to clawback upon a material accounting restatement as a result of erroneous data in our financial statements;

•	Our named executive officers are subject to stock ownership guidelines that require a certain minimum level of stock ownership; and
•	Our Compensation Committee has the authority to retain any advisor it deems necessary to fulfill its obligations.

Executive Stock Ownership Guidelines

Our executive stock ownership guidelines, which are approved by our Compensation Committee, are intended to further the objective of aligning the interests of our executives with those of our stockholders. These stock ownership guidelines provide that our named executive officers and other executive officers should accumulate a minimum number of shares equal in value to a multiple of their base salary over a specified time frame.

A summary of the stock ownership guidelines (as a multiple of base salary) is set forth in the following table:

Executive Officer Title	Stock Ownership Guideline	Compliant
Chief Executive Officer	5x	✓
Other Executive Officers	3x		✓

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COMPENSATION DISCUSSION AND ANALYSIS

For purposes of the guidelines, stock ownership includes common stock owned directly and unvested time-based RSUs. The types and amounts of stock-based awards are intended, in part, to facilitate the accumulation of sufficient shares by our executives to allow them to meet the stock ownership guidelines within the applicable timeline. Each executive officer is expected to meet the respective level of stock ownership within five years of becoming subject to such guidelines. The Compensation Committee will annually review each executive officer’s compliance with or progress toward meeting the stock ownership guidelines. Each executive officer is presently in compliance with our stock ownership guidelines.

Clawback Provisions

In 2018, we instituted a clawback policy allowing for the recoupment of incentive compensation if we issue a material accounting restatement as a result of erroneous data in our financial statements. In case of a material accounting restatement, our Board or an authorized Board committee will have the authority, in its sole discretion, to recover any incentive compensation that (i) is received by any current or former executive officer or any other officer with a title of senior managing director or higher during the two fiscal years immediately preceding the date of such accounting restatement issuance, and (ii) exceeds the amount that would have been paid to such individual(s) under the accounting restatement, calculated on a pre-tax basis.

Trading Controls and Anti-Pledging and Anti-Hedging Policies

Our named executive officers, directors and certain other employees are required to obtain preclearance prior to entering into any transaction involving our securities. Trading is generally permitted only during open trading windows. Any such individuals who are subject to preclearance restrictions may enter into trading plans under Rule 10b5-1 of the Exchange Act, but these trading plans may be entered into only during an open trading window and must be pre-approved as well.

Our named executive officers, directors and other employees are restricted from pledging any of our securities or entering into margin accounts involving our securities. We restrict these transactions because of the potential that sales of our securities could occur outside trading periods and without the required preclearance approval. In addition, our named executive officers, directors and other employees are restricted from entering into hedging transactions involving our securities.

Employment and Change-in-Control Arrangements

Employment Agreements

On December 28, 2018, we entered into employment agreements by and among us, PNMAC and each of Mr. Spector, or the Spector Agreement, and Mr. Jones, or the Jones Agreement, for terms commencing on January 1, 2019 and expiring on December 31, 2022, unless earlier terminated in accordance with the provisions set forth in each such agreement. The terms of the employment agreements are described below. Mr. Spector shall continue to serve as a member of our Board and as our Chairman and Chief Executive Officer and the Chief Executive Officer of PNMAC throughout the term of the Spector Agreement. Mr. Jones shall continue to serve as our President and Chief Mortgage Banking Officer and as the President and Chief Mortgage Banking Officer of PNMAC throughout the term of the Jones Agreement.

Base Salary and Incentive Compensation

The Spector Agreement provides Mr. Spector with an annual base salary of no less than $1,000,000. The Jones Agreement provides Mr. Jones with an annual base salary of no less than $600,000. During the terms of their employment agreements, each of Mr. Spector and Mr. Jones is also entitled to receive annual cash and equity incentive compensation, with such compensation awarded at levels based on annual performance targets determined by our Board and the compensation committee of our Board.

Pursuant to the Spector Agreement and the Jones Agreement, any unvested awards shall immediately vest upon the death or disability of the executive, a termination by us or PNMAC other than for cause (as defined in the employment agreements), or a termination by the executive for good reason (as defined in the employment agreements) unless such termination is the result of the expiration of the term of the Spector Agreement or the Jones Agreement. If such termination is the result of the expiration of term of the Spector Agreement or the Jones Agreement, any such unvested awards shall continue to vest, if applicable, in accordance with their terms, and the termination date of each of the Spector Agreement or the Jones Agreement shall be deemed to be the retirement date as defined in the related award

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COMPENSATION DISCUSSION AND ANALYSIS

document; provided, however, that if the related award document does not contain any reference to retirement or a retirement date, then the affected unvested awards shall immediately become fully vested and non-forfeitable.

All nonstatutory stock options granted pursuant to our 2013 Plan are exercisable, subject only to vesting provisions, for a period of ten years from the date of grant, and are eligible for cashless exercise in all circumstances.

Other Benefits

The employment agreements provide for medical benefits and reimbursement for expenses related to tax advice and financial counseling not to exceed $25,000. The employment agreements also provide for the annual accrual of twenty days of paid time off for Mr. Spector and Mr. Jones, in each case at the executive’s regular base pay rate during each year of the term, an automobile allowance of up to $1,500 per month for Mr. Spector, reimbursement of reasonable business expenses, and participation in such other benefits programs as are provided to our executives generally.

Payments Upon Specific Termination Events

Pursuant to the employment agreements, upon a termination due to death or disability, a termination by us or PNMAC other than for cause, a termination by the executive for good reason, or a termination by us or PNMAC as a result of or in connection with a change of control, in addition to any other amounts required by law to be paid to him, the executive would be entitled to any performance-based cash incentives earned but unpaid for the year prior to the year in which the termination date occurs and the pro rata portion of any performance-based cash incentives earned but unpaid for the year during which the termination date occurs. In any such termination event, any unvested equity awards granted pursuant to the 2013 Plan shall vest immediately. We will also generally reimburse the executive or his estate for any amounts paid by him or his estate for coverage of him and his family under our group health medical benefits plan pursuant to the Consolidated Omnibus Budget Reconciliation Act, or COBRA, for as long as the executive or his family is eligible to receive such benefits under COBRA. Upon a termination due to death, the executive’s estate will also receive a continuing payment of executive’s annual base salary as of the termination date for a period of six months following such termination.

Upon a termination of Mr. Spector’s or Mr. Jones’ employment as a result of or in connection with a change of control or by us or PNMAC other than for cause, or upon a termination by Mr. Spector or Mr. Jones for good reason, the executive shall also receive a severance payment equal to two years of executive’s annual base salary plus two years of the executive’s cash incentive compensation (based on the average performance-based cash incentive received in the most recent two years), with such amounts to be paid in 24 monthly installments. Upon termination of Mr. Spector’s or Mr. Jones’ employment by us or PNMAC for cause, the executive shall receive his annual base salary through the termination date, any accrued but unused paid time off and reimbursement of any unreimbursed incurred expenses. Pursuant to the employment agreement, each executive is subject to a non-solicitation covenant for a period of 18 months following a termination of employment.

Consulting Services

Upon the expiration of the term of the Spector Agreement, Mr. Spector shall serve as a consultant to us for an 18-month period commencing on the termination date. During the consulting period, Mr. Spector will receive a consulting fee of $1.5 million, with approximately $1 million of such amount paid in 18 monthly installments $55,555 and the remainder paid upon the completion of the consulting period; provided, however, that such compensation will cease if the executive engages in services for a business that competes with us.

Upon the expiration of the term of the Jones Agreement, Mr. Jones shall serve as a consultant to us for an 18-month period commencing on the termination date. During the consulting period, Mr. Jones will receive a consulting fee of $1 million, with approximately $750,000 of such amount paid in 18 monthly installments of $41,666 and the remainder paid upon the completion of the consulting period; provided, however, that such compensation will cease if the executive engages in services for a business that competes with us.

For purposes of the employment agreement, each of Mr. Spector and Mr. Jones will have “good reason” to terminate his employment agreement, as applicable, if we (or any resulting or surviving entity in the event of certain transactions) or PNMAC fail to cure any of the following events within 30 days of receipt of notice of such event(s) by Mr. Spector or Mr. Jones, as applicable, (such notice must be delivered within 90 days of the occurrence of the events constituting “good reason”): (1) materially breaches the Spector Agreement or Jones Agreement; (2) requires Mr. Spector to report to anyone other than our Board or Mr. Jones to report to anyone other than the Chief Executive Officer; (3) requires Mr. Spector to be based anywhere more than fifty (50) miles from the office where he is located as of the effective date of the Spector Agreement or requires Mr. Jones to be based anywhere more than fifteen (15) miles from the office where he

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COMPENSATION DISCUSSION AND ANALYSIS

is located as of the effective date of the Jones Agreement; (4) takes any other action which results in a material diminution or adverse change in Mr. Spector’s or Mr. Jones’ status, title, position, compensation, or responsibilities, other than an insubstantial action not taken in bad faith and remedied promptly after receipt of notice by Mr. Spector or Mr. Jones; or (5) fails to indemnify and advance all expenses to Mr. Spector or Mr. Jones in response to a proper request for indemnity and advancement.

Change of Control Severance Plan

We adopted a Change of Control Severance Plan, or the Severance Plan, on September 22, 2021, that covers named executive officers who do not have separately negotiated employment agreements. Under the Severance Plan a named executive officer who incurs a qualifying termination in connection with a change of control under the Severance Plan will be entitled to receive (i) a severance payment equal to two years of base salary plus 200% of bonus, (ii) acceleration of outstanding and unvested time-based equity awards and acceleration at target of any unvested performance-based equity awards that remain outstanding after the application of the change of control provisions in the Company’s 2013 Equity Incentive Plan, (iii) continued group health and dental plan participation for 18 months, and (iv) outplacement services for 18 months. A “qualifying termination” under the Severance Plan means a termination of an employment that occurs on or during the two year period following a change of control by reason of either (i) the Company’s or any of its subsidiaries’, as applicable, termination of such individual’s employment other than for cause or such employee’s death or disability or (ii) the employee’s resignation for “good reason.” Furthermore, if any Severance Plan or employment agreement payments would be subject to excise taxes under Section 4999 of the Internal Revenue Code, then the payments will be reduced to avoid the excise tax if and to the extent such reduction produces the best after-tax result for the severed employee. The receipt of any Severance Plan payments will be conditioned on the execution of an irrevocable general release of claims by the employee.

2013 Equity Incentive Plan

Pursuant to our 2013 Plan and subject to any contrary provisions in any applicable award agreement or employment agreement, upon the occurrence of a change of control:

•

all outstanding unvested awards and awards subject to a risk of forfeiture, other than awards conditioned on the achievement of performance goals, will immediately become vested in full and no longer be subject to any risk of forfeiture unless they are assumed or otherwise continued in a manner satisfactory to the Committee, or substantially equivalent rights are provided in substitution for such awards, in each case by the acquiring or succeeding entity or one of its affiliates; and

•

if a pro rata portion of the performance goals under awards conditioned on the achievement of performance goals or other business objectives has been achieved as of the effective date of the change of control, then such performance goals or other business objectives shall be deemed satisfied as of such change of control with respect to a pro rata portion of the number of shares subject to the original award. The pro rata portion of the performance goals or other business objectives and the number of shares subject to the original awards shall each be based on the length of time within the performance period which has elapsed prior to the change of control. The pro rata portion of any award deemed earned in this manner will be paid out within 30 days following the change of control. The remaining portion of such an award that is not eligible to be deemed earned as of the change of control will be deemed to have been satisfied, earned, or forfeited as of the change of control in such amounts as the Committee shall determine in its sole discretion unless that remaining portion is assumed by the acquiring or succeeding entity or one of its affiliates, which will be deemed to occur if that remaining portion is subjected to (i) comparable performance goals based on the post-change of control business of the acquirer or succeeding entity or one of its affiliates, and (ii) a measurement period using a comparable period of time to the original award, each in a manner satisfactory to the Committee.

A change of control is defined as the occurrence of any of the following: (1) a transaction, as described above, unless securities possessing more than 50% of the total combined voting power of the resulting entity or ultimate parent entity are held by one or more persons who held securities possessing more than 50% of the total combined voting power of our Company immediately prior to the transaction; (2) any person or group of persons, excluding us and certain other related entities, directly or indirectly acquires beneficial ownership of securities possessing more than 20% of the total combined voting power of our Company, unless pursuant to a tender or exchange offer that our Board recommends stockholders accept; (3) over a period of no more than 36 consecutive months there is a change in the composition of our Board such that a majority of our directors ceases to be composed of individuals who either (i) have been directors continuously since the beginning of that period, or (ii) have been elected or nominated for election as members of our Board during such period by at least a majority of the remaining members of our Board who have been directors continuously since the beginning of that period; or (4) a majority of the members of our Board vote in favor of a decision that a change of control has occurred.

| 2022 Proxy Statement	55

COMPENSATION TABLES

Compensation Tables

2021 Summary Compensation Table

The following “2021 Summary Compensation Table” presents compensation earned by our principal executive officer, our principal financial officer and our next three most highly compensated persons serving as executive officers as of the end of Fiscal 2021. We refer to these executive officers as our “named executive officers.”

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-equity incentive plan compensation ($)(4)	All Other Compensation ($)		Total ($)
David A. Spector	2021	1,000,000	—	2,537,435	1,101,254	8,864,938	71,597	(5)	13,575,224
Chairman and	2020	1,000,000	6,400,000	1,688,936	3,204,163	—	82,229		12,375,328
Chief Executive Officer	2019	900,000	7,155,000	1,526,128	478,512	—	64,617		10,124,258

Doug Jones	2021	600,000	—	1,399,924	607,581	4,879,000	58,407	(5)	7,544,912

President and Chief	2020	600,000	4,000,000	862,473	1,308,503	—	277,687		7,048,663
Mortgage Banking Officer	2019	550,000	4,340,000	763,053	239,256	—	269,130		6,161,439

Vandad Fartaj	2021	425,000	—	804,951	349,350	3,389,250	64,697	(5)	5,033,248
Senior Managing Director and	2020	400,000	2,400,000	674,993	1,241,437	—	362,128		5,078,558
Chief Investment Officer	2019	350,000	2,699,000	618,725	193,999	—	345,096		4,206,820

Andrew S. Chang	2021	500,000	—	1,014,927	440,489	3,569,250	36,620	(5)	5,561,286

Senior Managing Director and	2020	400,000	2,400,000	674,993	1,291,451	—	293,896		5,060,340
Chief Operating Officer	2019	325,000	2,699,000	612,606	192,084	—	283,860		4,112,550

Daniel S. Perotti	2021	400,000	—	612,452	265,814	2,409,500	66,888	(5)	3,754,654
Senior Managing Director and
Chief Financial Officer

(1)	Reflects the named executive officer’s title as of December 31, 2021.
(2)

The amounts shown in this column in respect of 2021, 2020 and 2019 represent the grant date fair value, as determined in accordance with ASC 718, of time-based RSUs awarded on February 25, 2021, February 26, 2020, and March 15, 2019 in the amounts of: 12,319, 16,071, and 22,195, for Mr. Spector; 6,796, 8,207, and 11,097, for Mr. Jones; 3,908, 6,423, and 8,998 for Mr. Fartaj; 4,927, 6,423, and 8,909 for Mr. Chang, respectively; and 2,973 for Mr. Perotti on February 25, 2021. Also includes the grant date fair value, as determined in accordance with ASC 718, of the (a) performance-based RSUs awarded on February 25, 2021, February 26, 2020, and March 15, 2019 in the amounts of 30,798, 32,143, and 44,390 for Mr. Spector; 16,992, 16,414, and 22,195 for Mr. Jones; 9,770, 12,846, and 17,997 for Mr. Fartaj; 12,319, 12,846, and 17,819 for Mr. Chang; and 7,434 for Mr. Perotti, respectively, pursuant to our 2013 Plan. See “—2021 Outstanding Equity Awards at Fiscal Year-End” below. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. For more information on the assumptions used in our estimates of value, please refer to Note 20—Stock-based Compensation in our Annual Report on Form 10-K filed on February 23, 2022. The value of the performance-based RSUs awarded on February 25, 2021, February 26, 2020, and March 15, 2019, assuming that the highest level of performance conditions will be achieved and based on a grant date fair value per share of $58.85, $35.03, and $22.92, is $3,398,352, $2,111,188, and $1,322,644 for Mr. Spector; $1,874,961, $1,078,083, and $661,311 for Mr. Jones; $1,078,014, $843,733, and $536,236 for Mr. Fartaj, and $1,359,317, $843,733, and $530,919 for Mr. Chang; and $820,251 for Mr. Perotti, respectively. The amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by upon vesting and/or settlement of the RSUs.

(3)

The amounts shown in this column represent the grant date fair value, as determined in accordance with ASC 718, of the nonstatutory stock options awarded on February 25, 2021, December 14, 2020, February 26, 2020, and March 15, 2019 in the amounts of 53,589, 140,464, 59,466, and 55,488 for Mr. Spector; 29,566, 54,024, 30,366, and 27,744 for Mr. Jones; 17,000, 54,024, 23,765, and 22,496 for Mr. Fartaj; 21,435, 56,726, 23,765, and 22,274 for Mr. Chang; respectively, pursuant to our 2013 Plan. See “—2021 Outstanding Equity Awards at Fiscal Year-End” below. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. For more information on the assumptions used in our estimates of value, please refer to Note 20—Stock-based Compensation in our Annual Report on Form 10-K filed on February 23, 2022. In addition, the amounts shown in this column represent the grant date fair value, as determined in accordance with ASC 718, of the nonstatutory stock options awarded on February 25, 2021 in the amount of 12,935 for Mr. Perotti pursuant to our 2013 Plan. See “—2021 Outstanding Equity Awards at Fiscal Year-End” below. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the directors upon vesting and/or settlement of the stock options.

(4)

The amounts in this column represent the Fiscal 2021 performance-based incentive earned by the named executive officers. The Fiscal 2021 performance-incentive payout included a cash and an equity component and, accordingly, each named executive officer received the following amounts: $6,400,000 in cash and $2,464,938 in equity for Mr. Spector; $4,000,000 in cash and $879,000 in equity for Mr. Jones; $2,400,000 in cash and $989,250 in equity for Mr. Fartaj; $2,400,000 in cash and $1,169,250 in equity for Mr. Chang; and $1,500,000 in cash and $909,500 in equity for Mr. Perotti. The Fiscal 2021 performance-incentive equity component was granted on February 23, 2022 in the form of RSUs and stock options to each named executive officer along with their Fiscal 2022 annual long-term equity awards. For more information see “Compensation Discussion and Analysis – Annual Performance-Based Incentives.”

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COMPENSATION TABLES

(5)

With respect to Mr. Spector, All Other Compensation includes $28,122 in insurance premiums, $18,000 in automobile allowance, $25,000 for tax and financial counseling advice and $475 in COVID expense reimbursements. In addition, time-based and performance-based restricted share units were awarded by PMT to Mr. Spector during Fiscal 2021 consistent with its compensation program and philosophy. These restricted share units were granted on February 17, 2021 and have grant date fair values, as determined in accordance with ASC 718, of $999,981 and are not included in All Other Compensation for Mr. Spector.

With respect to Mr. Jones, All Other Compensation includes $16,477 in insurance premiums, $15,581 in 401(k) plan contributions, $25,000 for tax and financial counseling advice, $900 for mobile phone expenses and $450 in COVID expense reimbursements. In addition, time-based and performance-based restricted share units were awarded by PMT to Mr. Jones during Fiscal 2021 consistent with its compensation program and philosophy. These restricted share units were granted on February 17, 2021 and have grant date fair values, as determined in accordance with ASC 718, of $449,972 and are not included in All Other Compensation for Mr. Jones.

With respect to Mr. Fartaj, All Other Compensation includes $29,124 in insurance premiums, $19,048 in 401(k) plan contributions, $15,500 for tax and financial counseling advice, $900 for mobile phone expenses and $125 in COVID expense reimbursements. In addition, time-based and performance-based restricted share units were awarded by PMT to Mr. Fartaj during Fiscal 2021 consistent with its compensation program and philosophy. These restricted share units were granted on February 17, 2021 and have grant date fair values, as determined in accordance with ASC 718, of $499,990 and are not included in All Other Compensation for Mr. Fartaj.

With respect to Mr. Chang, All Other Compensation includes $9,645 in insurance premiums, $11,400 in 401(k) plan contributions, $15,500 for tax and financial counseling advice, and $75 in COVID expense reimbursements. In addition, time-based and performance-based restricted share units were awarded by PMT to Mr. Chang during Fiscal 2021 consistent with its compensation program and philosophy. These restricted share units were granted on February 17, 2021 and have grant date fair values, as determined in accordance with ASC 718, of $449,972 and are not included in All Other Compensation for Mr. Chang.

With respect to Mr. Perotti, All Other Compensation includes $29,124 in insurance premiums, $19,962 in 401(k) plan contributions, $15,500 for tax and financial counseling advice, $1,052 for a charitable match, $900 for mobile phone expenses and $350 in COVID expense reimbursements. In addition, time-based and performance-based restricted share units were awarded by PMT to Mr. Perotti during Fiscal 2021 consistent with its compensation program and philosophy. These restricted share units were granted on February 17, 2021 and have grant date fair values, as determined in accordance with ASC 718, of $299,975 and are not included in All Other Compensation for Mr. Perotti.

| 2022 Proxy Statement	57

COMPENSATION TABLES

2021 Grants of Plan-Based Awards

The following table provides information about plan-based awards granted to our named executive officers in Fiscal 2021:

		Estimated future payouts under non-equity incentive plan awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David A. Spector
Annual Incentive		0	3,625,000	9,243,750
PSUs	02/25/21				10,266	30,798	57,746				1,812,462
RSUs	02/25/21							12,319			724,973
Stock Options	02/25/21								53,589	58.85	1,101,254
Doug Jones
Annual Incentive		0	2,000,000	5,100,000
PSUs	02/25/21				5,664	16,992	31,860				999,979
RSUs	02/25/21							6,796			399,945
Stock Options	02/25/21								29,566	58.85	607,581
Vandad Fartaj
Annual Incentive		0	1,500,000	3,825,000
PSUs	02/25/21				3,256	9,770	18,318				574,965
RSUs	02/25/21							3,908			229,986
Stock Options	02/25/21								17,000	58.85	349,350
Andrew S. Chang
Annual Incentive		0	1,500,000	3,825,000
PSUs	02/25/21				4,106	12,319	23,098				724,973
RSUs	02/25/21							4,927			289,954
Stock Options	02/25/21								21,435	58.85	440,489
Daniel S. Perotti
Annual Incentive		0	1,000,000	2,550,000
PSUs	02/25/21				2,478	7,434	13,938				437,491
RSUs	02/25/21							2,973			174,961
Stock Options	02/25/21								12,935	58.85	265,814

(1)

Represents the threshold, target and maximum award amounts for Fiscal 2021 pursuant to the annual performance-based incentive plan. The actual amounts earned by each named executive officer pursuant to such plan are set forth in the Non-Equity Incentive Compensation Column of the Summary Compensation Table. The earned Fiscal 2021 performance-incentive included a cash and an equity component and the equity component was awarded on February 23, 2022 as additional restricted stock units and stock options to each named executive officer along with their Fiscal 2022 annual long-term equity awards. For more information see “Compensation Discussion and Analysis – Annual Performance-Based Incentives.”

(2)

Represents the potential payout range of performance-based RSUs granted in Fiscal 2021. Awards vest based on achieving ROE and leverage ratio goals in fiscal years 2021 through 2023. The combined maximum payout under the performance goals is 187.5% of the target award. If ROE for a fiscal year is less than the threshold ROE, no portion of the granted RSUs will become vested. In addition to the performance conditions, the named executive officers must satisfy a service condition in order for the award to vest.

(3)

One-third (1/3) of the nonstatutory stock options granted on February 25, 2021 will vest on each of the first, second, and third anniversaries of the vesting commencement date, subject to the recipient’s continued service through each anniversary.

(4)

Represents the grant date fair value, as determined in accordance with ASC 718, of time-based RSUs, performance-based RSUs and nonstatutory stock options awarded during Fiscal 2021. There is no estimation of forfeitures included in the grant date fair value of the stock options.

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COMPENSATION TABLES

2021 Outstanding Equity Awards at Fiscal Year-End

The following table provides information about outstanding equity awards of our named executive officers as of the end of Fiscal 2021:

		Option Awards(1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Number of Unearned Shares or Units of Stock Granted That Have Not Vested (#)		Market Value of Unearned Shares or Units of Stock Granted That Have Not Vested ($)(2)
David A. Spector	02/25/2021	—	53,589	58.85	02/24/2031	12,319	859,620	57,746	(3)	4,029,533
	12/14/2020	140,464	—	59.68	12/13/2030	—	—	—		—
	02/26/2020	19,822	39,644	35.03	02/25/2030	10,714	747,623	60,268	(4)	4,205,510
	03/15/2019	36,992	18,496	22.92	03/14/2029	7,399	516,302	57,707	(5)	4,026,794
	03/09/2018	52,935	—	24.40	03/08/2028			—		—
	03/06/2017	69,252	—	18.05	03/05/2027			—		—
	03/07/2016	71,161	—	11.28	03/06/2026			—		—
	03/03/2015	61,120	—	17.52	03/02/2025			—		—
	02/26/2014	72,301	—	17.26	02/25/2024			—		—
	06/13/2013	40,735	—	21.03	06/12/2023			—		—
Doug Jones	02/25/2021	—	29,566	58.85	02/24/2031	6,796	474,225	31,860	(3)	2,223,191
	12/14/2020	54,024	—	59.68	12/13/2030			—		—
	02/26/2020	10,122	20,244	35.03	02/25/2030	5,472	381,836	30,776	(4)	2,147,567
	03/15/2019	18,496	9,248	22.92	03/14/2029	3,699	258,116	28,853	(5)	2,013,362
	03/09/2018	26,467	—	24.40	03/08/2028			—		—
	03/06/2017	34,626	—	18.05	03/05/2027			—		—
	03/07/2016	27,771	—	11.28	03/06/2026			—		—
	03/03/2015	23,829	—	17.52	03/02/2025			—		—
	02/26/2014	28,216	—	17.26	02/25/2024			—		—
	06/13/2013	15,882	—	21.03	06/12/2023			—		—
Vandad Fartaj	02/25/2021	—	17,000	58.85	02/24/2031	3,908	272,700	18,319	(3)	1,278,282
	12/14/2020	54,024	—	59.68	12/13/2030			—		—
	02/26/2020	7,921	15,844	35.03	02/25/2030	4,282	298,798	24,086	(4)	1,680,739
	03/15/2019	14,997	7,499	22.92	03/14/2029	3,000	209,340	23,396	(5)	1,632,573
	03/09/2018	21,174	—	24.40	03/08/2028			—		—
	03/06/2017	27,700	—	18.05	03/05/2027			—		—
	03/07/2016	27,771	—	11.28	03/06/2026			—		—
	03/03/2015	23,829	—	17.52	03/02/2025			—		—
	02/26/2014	28,216	—	17.26	02/25/2024			—		—
	06/13/2013	15,882	—	21.03	06/12/2023			—		—
Andrew S. Chang	02/25/2021	—	21,435	58.85	02/24/2031	4,927	343,806	23,098	(3)	1,611,787
	12/14/2020	56,726	—	59.68	12/13/2030			—		—
	02/26/2020	7,921	15,844	35.03	02/25/2030	4,282	298,798	24,086	(4)	1,680,739
	03/15/2019	14,849	7,425	22.92	03/14/2029	2,970	207,247	23,164	(5)	1,616,384
	03/09/2018	21,174	—	24.40	03/08/2028			—		—
	03/06/2017	27,700	—	18.05	03/05/2027			—		—
	03/07/2016	27,771	—	11.28	03/06/2026			—		—
	03/03/2015	23,829	—	17.52	03/02/2025			—		—
	02/26/2014	28,216	—	17.26	02/25/2024			—		—
	06/13/2013	15,882	—	21.03	06/12/2023			—		—

| 2022 Proxy Statement	59

COMPENSATION TABLES

		Option Awards(1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Number of Unearned Shares or Units of Stock Granted That Have Not Vested (#)		Market Value of Unearned Shares or Units of Stock Granted That Have Not Vested ($)(2)
Daniel S. Perotti	02/25/2021	—	12,935	58.85	02/24/2031	2,973	207,456	13,939	(3)	972,646
	12/14/2020	13,506	—	59.68	12/13/2030			—		—
	02/26/2020	7,701	15,404	35.03	02/25/2030	4,163	290,494	23,417	(4)	1,634,030
	03/15/2019	12,065	6,033	22.92	03/14/2029	2,413	168,379	18,821	(5)	1,313,329
	03/09/2018	17,204	—	24.40	03/08/2028			—		—
	03/06/2017	22,506	—	18.05	03/05/2027			—		—
	03/07/2016	16,615	—	11.28	03/06/2026			—		—
	03/03/2015	16,481	—	17.52	03/02/2025			—		—
	02/26/2014	16,881	—	17.26	02/25/2024			—		—
	06/13/2013	2,523	—	21.03	06/12/2023			—		—

(1)

One-third (1/3) of the nonstatutory stock options granted on February 26, 2020 and February 25, 2021 will vest on each of the first, second, and third anniversaries of the vesting commencement date, subject to the recipient’s continued service through each anniversary. The stock option award granted on December 14, 2020 was fully vested at grant but subject to certain transfer restrictions that will lapse in one-third increments on each of December 14, 2021, 2022 and 2023, subject to the recipient’s continued service through each lapse date.

(2)	Per share value of stock awards is $69.78 based on the closing price of our common stock on the NYSE on December 31, 2021.
(3)

The indicated number of unearned units consists of performance-based RSUs with a performance period that ends on December 31, 2023 and is described above under the heading “—Elements of our Executive Compensation Program—Annual Long-Term Equity Awards.” The performance-based RSUs are reported at maximum payout level.

(4)

The indicated number of unearned units consists of performance-based RSUs with a performance period that ends on December 31, 2022 and is described above under the heading “—Elements of our Executive Compensation Program—Annual Long-Term Equity Awards.” The performance-based RSUs are reported at maximum payout level.

(5)

The indicated number of unearned units consists of performance-based RSUs with a performance period that ends on December 31, 2021 and is described above under the heading “—Elements of our Executive Compensation Program—Annual Long-Term Equity Awards.” The performance-based RSUs is shown here at the actual attainment of 130% for the award which lapsed in February 2022.

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COMPENSATION TABLES

2021 Option Exercises and Stock Vested

The following table provides information regarding exercises of options to purchase shares of common stock and stock awards (RSUs and PSUs) that vested for our named executive officers during Fiscal 2021:

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
David A. Spector	—	—	77,520	4,586,537
Doug Jones	—	—	38,816	2,296,564
Vandad Fartaj	—	—	31,359	1,855,293
Andrew S. Chang	—	—	31,098	1,839,920
Daniel S. Perotti	—	—	25,609	1,515,054

(1)

Amounts reported in these columns consist of vested RSUs and PSUs. If the named executive officer sold a portion of the common stock acquired upon vesting of RSUs or PSUs to satisfy the tax obligation with respect to such vesting, the number of shares of common stock acquired is less than the amount shown. The number of shares of common stock acquired and the value realized on vesting as reflected in this column have not been reduced to reflect the sale of common stock to satisfy any tax obligations. The allocation of RSUs and PSUs is as follows:

	RSUs		PSUs
Name	Number of Shares Acquired on Vesting (#)(a)	Value Realized on Vesting ($)	Number of Shares Acquired on Vesting (#)(b)	Value Realized on Vesting ($)
David A. Spector	19,813	1,236,645	57,707	3,349,891
Doug Jones	9,963	621,648	28,853	1,674,917
Vandad Fartaj	7,963	497,155	23,396	1,358,138
Andrew S. Chang	7,934	495,249	23,164	1,344,670
Daniel S. Perotti	6,788	422,495	18,821	1,092,559

(a)	Amounts reported in this column represent an RSU awards that vested on March 9, 2021, March 15, 2021 and February 26, 2021.
(b)

Amounts reported in this column represent a PSU award that vested on February 23, 2022 and the payout of shares of common stock pursuant to the award was determined based on ROE (100% of the award) for the period of January 1, 2019 through December 31, 2021 as measured against the target performance goal set by the Compensation Committee of the Board when the award was granted in 2019. The payout percentage for the award was 130%.

(2)

The value realized on vesting is calculated by multiplying the number of shares of common stock received upon vesting of RSUs and PSUs by the fair market value of our common stock on the respective vesting dates.

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COMPENSATION TABLES

Potential Payments Upon Termination of Employment or Change in Control

The information below describes and estimates certain compensation that would become payable under existing plans and arrangements assuming the named executive officer’s employment had terminated or a “change in control” had occurred on December 31, 2021. These benefits are in addition to benefits available generally to salaried employees.

Potential Payments Pursuant to Employment Agreements

As described in “Compensation Discussion and Analysis—Employment Agreements”, two of our named executive officers, Mr. Spector and Mr. Jones, currently have employment agreements in place with PNMAC. These employment agreements provide for severance payments, accelerated vesting of equity awards, and other benefits in the event the executive’s employment is terminated due to disability or death, terminated by us or PNMAC for “cause,” terminated by us or PNMAC “other than for cause,” or terminated by the executive for “good reason.”.

Name	Benefit	Disability	Death	Termination For Cause or Voluntary Resignation	Termination Other than For Cause or Resignation For Good Reason
David A. Spector	Consulting Fees(1)	—	—	—	—
	Base Salary	—	$500,000	—	$ 2,000,000
	COBRA Benefits Continuation	$63,393	$78,695	—	$39,347
	Incentive-Based Compensation	$8,502,438	$8,502,438	—	$ 13,555,000
	Accelerated Vesting – Stock Options(2)	$2,830,079	$2,830,079	—	$ 2,830,079
	Accelerated Vesting – Performance-Based RSUs(3)	$7,489,557	$7,489,557	—	$ 7,489,557
	Accelerated Vesting – Time-Based RSUs(4)	$2,123,545	$2,123,545	—	$ 2,123,545
	Aggregate Payment Amount	$21,009,012	$21,524,314	—	$ 28,037,528
Doug Jones	Consulting Fees(1)	—	—	—	—
	Base Salary	—	$300,000	—	$ 1,200,000
	COBRA Benefits Continuation	$44,484	$55,221	—	$27,611
	Incentive-Based Compensation	$4,679,000	$4,679,000	—	$ 8,340,000
	Accelerated Vesting – Stock Options(2)	$1,459,997	$1,459,997	—	$ 1,459,997
	Accelerated Vesting – Performance-Based RSUs(3)	$3,879,838	$3,879,838	—	$ 3,879,838
	Accelerated Vesting – Time-Based RSUs(4)	$1,114,177	$1,114,177	—	$ 1,114,177
	Aggregate Payment Amount	$11,177,496	$11,488,233	—	$ 16,021,623

(1)	Mr. Spector and Mr. Jones are entitled to consulting fees only upon the expiration of the terms of their respective employment agreements.
(2)

Represents the vesting in full of all outstanding unvested stock options. Calculated as the difference between the closing price of our common stock on the NYSE on December 31, 2021 and the exercise or strike price of the stock options multiplied by the number of underlying shares of common stock.

(3)

Represents the vesting in full of all unvested performance-based RSUs based on the achievement of target level performance. Calculated based on the closing price of our common stock on the NYSE on December 31, 2021 multiplied by the number of underlying shares of common stock.

(4)

Represents the vesting in full of all unvested time-based RSUs. Calculated based on the closing price of our common stock on the NYSE on December 31, 2021 multiplied by the number of underlying shares of common stock.

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COMPENSATION TABLES

Potential Payments Pursuant to Change of Control Severance Plan

As described in “Compensation Discussion and Analysis—Change of Control Severance Plan” , we adopted a Severance Plan on September 22, 2021 that covers named executive officers who do not have separately negotiated employment agreements. This plan provides for severance payments and accelerated vesting of equity awards in the event the executive’s employment is terminated in connection with a change in control.

Name	Base(1)	Bonus(2)	Equity Vesting(3)	Change of Control
Vandad Fartaj	$850,000	$6,778,500	$3.949.307	$11,577,807
Andrew S. Chang	$1,000,000	$7,138,500	$4,110,196	$12,248,696
Daniel S. Perotti	$800,000	$4,819,000	$3,389,882	$9,008,882

(1)	Represents two times the named executive officer’s base salary as of December 31, 2021.
(2)

Represents two times the greater of (x) the average aggregate bonus paid to the named executive officer for each of the two fiscal years preceding December 31, 2021, and (y) the bonus paid for the fiscal year immediately preceding December 31, 2021.

(3)	Represents the value of equity that would vest upon a change in control.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed above, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event and our Company’s stock price. There can be no assurance that a termination or “change in control” would produce the same or similar results as those described if occurring on another date or at another price, or if any assumption used to prepare this information is not correct in fact.

2021 Pension Benefits

The table for “Pension Benefits” has been omitted because it is not applicable. We do not provide any of our named executive officers with any pension plans or benefits.

2021 Nonqualified Deferred Compensation

The table for “Nonqualified Deferred Compensation” has been omitted because it is not applicable. We do not provide any of our named executive officers with any nonqualified deferred compensation plans or benefits.

401(k) Plan

PNMAC maintains a tax-qualified 401(k) retirement plan for all employees who satisfy certain eligibility requirements. Under our 401(k) plan, employees may elect to defer a portion of their eligible compensation subject to applicable annual Code limits. Under the 401(k) plan, PNMAC makes matching contributions to participants equal to 100% of the participant’s elective deferrals, up to a maximum of $11,600 with respect to Fiscal 2021. We intend for the 401(k) plan to qualify under Section 401(a) and 501(a) of the Code so that contributions by employees to the 401(k) plan, and income earned on those contributions, are not taxable to employees until withdrawn from the 401(k) plan.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is comprised of three directors: Mr. Nanji, the chair of the Compensation Committee, and Messrs. Hunt and Perlowitz. None of them has ever served as an officer or employee of our Company or any of our affiliates or has any other business relationship or affiliation with our Company, except his or her service as a director. During Fiscal 2021, none of our executive officers served as a director or a member of the compensation committee of another entity, one of whose executive officers was a director or a member of our Compensation Committee.

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CEO PAY RATIO

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. David A. Spector, our Chairman and Chief Executive Officer.

For Fiscal 2021:

•

the median of the annual total compensation of all employees of our Company (other than our CEO) was $70,939; and consists of W-2 taxable compensation plus other non-taxable compensation such as 401K match and insurance premiums paid by the Company.

•	the annual total compensation of our CEO, as reported in the “2021 Summary Compensation Table” included in this Proxy Statement, was $13,575,224.

Based on this information, our Fiscal 2021 ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 191 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee, we took the following steps:

1.

For Fiscal 2021, we used the same median employee who was first identified in Fiscal 2019. Our employees consist of full-time, part-time, and temporary employees. In determining whether our workers were employees, we applied widely recognized employment and tax laws and also classified individuals as independent contractors who were excluded from our employee population.

2.	For Fiscal 2021, we reviewed the amount of salary, annual performance-based incentives, wages, overtime and other compensation of our median employee as reflected in our payroll records.

3.

Once we confirmed our median employee’s Fiscal 2021 compensation, we combined all of the elements of such employee’s compensation for our Fiscal 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $70,939.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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PROPOSAL IV – ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

Proposal IV – Advisory (Non-Binding) Vote to Approve Executive Compensation

As required pursuant to Section 14A of the Exchange Act, we are presenting a proposal that gives stockholders the opportunity to cast an advisory (non-binding) vote on our executive compensation for named executive officers by voting for or against it. We currently present such proposals annually, and we expect the next proposal to be presented in 2022. At our 2021 annual meeting of stockholders, approximately 92.8% of the stockholders voting on our “say on pay” proposal voted for that proposal. By contrast, at our 2020 annual meeting, our Say-On-Pay proposal received the affirmative vote of approximately 66% of the total stockholder votes cast, and at our 2019 annual meeting, our Say-On-Pay proposal received the affirmative vote of approximately 77% of the total stockholder votes cast. The Company made certain compensation enhancements in 2020 and 2021 to address investor concerns, including approving an annual incentive plan with objective payouts and increasing the proportion of equity incentives to total compensation as well as the enhancements noted in Compensation Discussion and Analysis.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AN ADVISORY (NON-BINDING) VOTE “FOR” THE FOLLOWING RESOLUTION APPROVING OUR EXECUTIVE COMPENSATION:

“RESOLVED, that the compensation paid to PennyMac Financial Services, Inc.’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, the compensation tables and any narrative discussion in this Proxy Statement, is hereby APPROVED.”

Supporting Statement

We aim to create a pay-for-performance culture that rewards our named executive officers for high Company and individual performance, aligns the interests of our named executive officers with those of our stockholders, facilitates the attraction, motivation and retention of highly talented executive leaders, supports our long-term success and sustainability, and encourages our named executive officers to focus on the achievement of our annual and long-term business goals.

We have three primary elements of total compensation – base salary, annual performance-based incentives, and long-term equity awards – and this compensation is heavily weighted toward performance-based compensation. 92% of our CEO’s Fiscal 2021 compensation and 91% of our other named executive officers’ compensation was performance-based and aligned with our stockholders in the form of annual performance-based incentives and long-term equity compensation.

We believe that this performance-based pay culture supports our efforts to motivate and reward our named executive officers for achieving Company performance and strategic accomplishments that drive long-term stockholder value.

We encourage our stockholders to read the section in this Proxy Statement entitled “Compensation Discussion and Analysis,” in which we describe in greater detail our compensation program, objectives and policies for our named executive officers. For the reasons described therein and above, we recommend that our stockholders endorse our compensation program for our named executive officers. While our Board and Compensation Committee intend to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

Each of our executive officers is also an executive officer of PMT and an officer of one or more of its subsidiaries. In addition, certain of our executive officers serve on the boards of one or more of these entities and/or hold an ownership interest in PMT. We describe below certain related transactions, during and since our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of the directors, executive officers or holders of more than 5% of the membership interests of PNMAC, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and named executive officers are described elsewhere in this Proxy Statement.

Amended and Restated Stockholder Agreements

On November 1, 2018, we entered into an amended and restated stockholder agreement with HCP which provides that HCP will have the right to nominate two individuals for election to our Board as long as it, together with its affiliates, holds at least 15% of the voting power of our outstanding common stock, and the right to nominate one individual for election to our Board as long as it, together with its affiliates, holds at least 10% of the voting power of our outstanding common stock. We, in turn, are obligated to use our best efforts to ensure that these nominees are elected. In addition, this agreement provides that HCP, as long as it, together with its affiliates, holds at least 10% of the voting power of our outstanding common stock, will have the right to nominate one member of each committee of our Board. As long as those nominees meet the independence standards applicable to those committees, we will appoint them as members of those committees. In addition, the agreement provides that neither our certificate of incorporation nor our bylaws, as in effect from time to time, may be amended in any manner that is adverse to HCP or their respective affiliates without the consent of HCP, as applicable, as long as it, together with its affiliates, holds at least 5% of the voting power of our outstanding common stock.

Amended and Restated Registration Rights Agreement

On November 1, 2018, we entered into an amended and restated registration rights agreement with HCP and the other owners of PNMAC other than us pursuant to which HCP and certain permitted transferees have the right, under certain circumstances and subject to certain restrictions, to require us to register for resale the shares of our common stock received by them in exchange for their ownership interests in PNMAC in connection with the closing of our corporate reorganization. In November 2018, we filed a post-effective amendment to a registration statement to register for resale such shares of our common stock held by HCP and certain other selling stockholders. The post-effective amendment to the registration statement was declared effective on November 19, 2018. All securities registered under this registration statement are available for sale in the open market unless restrictions apply.

Demand Registration Rights. HCP and certain permitted transferees each have the right to demand that we register their common stock for resale, subject to the conditions set forth in the registration rights agreement, no more than three times in any 12-month period. HCP and certain permitted transferees have the right under the registration rights agreement to require that we register their common stock for resale. Such registration demand must reasonably be expected to result in aggregate gross cash proceeds to such demanding stockholder in excess of $25 million. HCP and certain permitted transferees will have the right to participate in any such demand registrations. We will not be obligated to effect a demand registration within 120 days of the effective date of a registration statement filed by us. We may postpone the filing of a registration statement for up to 60 days once in any 12-month period if our Board determines in good faith that the filing would reasonably be expected to materially adversely affect any material financing or acquisition of ours or require premature disclosure of information that would reasonably be expected to be materially adverse to us. The underwriters of any underwritten offering have the right to limit the number of shares to be included in a registration statement filed in response to the exercise of these demand registration rights. We must pay all expenses, except for underwriters’ discounts and commissions, incurred in connection with these demand registration rights.

Piggyback Registration Rights. HCP, certain of their permitted transferees and the minority stockholders which are parties to the agreement will each have the right to “piggyback” on any registration statements that we file on an unlimited basis, subject to the conditions set forth in the registration rights agreement. If we register any securities for public sale, stockholders with piggyback registration rights under the registration rights agreement have the right to include their shares in the registration for resale by them, subject to specified limitations and exceptions.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

S-3 Registration Rights. If we are eligible to file a registration statement on Form S-3, the stockholders with S-3 registration rights under the registration rights agreement and certain permitted transferees can request that we register their shares for resale. Any registration must be reasonably expected by the demanding stockholder to result in aggregate gross cash proceeds to such demanding stockholder in excess of $10 million, and no more than three demands for an S-3 registration may be made in any 12-month period. If we are eligible as a Well Known Seasoned Issuer, or WKSI, the requesting stockholders may request that the shelf registration statement utilize the automatic shelf registration process under Rule 415 promulgated under the Securities Act. If we are not eligible as a WKSI or are otherwise ineligible to utilize the automatic shelf registration process, then we are required to use our reasonable efforts to have the shelf registration statement declared effective.

Tax Receivable Agreement

On May 8, 2013, we entered into a tax receivable agreement with the former owners of PNMAC that provides for the payment from time to time by the corporate taxpayer to those owners of 85% of the amount of the net tax benefits, if any, that the corporate taxpayer is deemed to realize under certain circumstances as a result of (i) increases in tax basis resulting from exchanges of ownership interests in PNMAC and (ii) certain other tax benefits related to our entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement. These payment obligations are obligations of the corporate taxpayer and not of PNMAC. For purposes of the tax receivable agreement, the tax benefit deemed realized by the corporate taxpayer will be computed by comparing the actual income tax liability of the corporate taxpayer (calculated with certain assumptions) to the taxes that the corporate taxpayer would have been required to pay had there been no increase to the tax basis of the assets of PNMAC as a result of the exchanges, and had the corporate taxpayer not entered into the tax receivable agreement. The term of the tax receivable agreement will continue until all such tax benefits have been utilized or expired, unless we exercise our right to terminate the tax receivable agreement. Following the closing of the corporate reorganization on November 1, 2018, we succeeded to certain obligations under the tax receivable agreement and, therefore, are the top-level parent entity and the corporate taxpayer who will make payments, if any, under the tax receivable agreement to those certain prior owners of PNMAC who effected exchanges of ownership interests in PNMAC for our common stock prior to the closing of the corporate reorganization. Any prior owners of PNMAC who did not complete such exchanges prior to the closing of the corporate reorganization, or prior owners that only completed such exchanges with respect to some but not all of their interests in PNMAC, will not be entitled to any future payments under the tax receivable agreement in respect of any ownership interests not exchanged prior to the closing.

In the event of termination of the tax receivable agreement, we would be required to make an immediate payment equal to the present value of the anticipated future net tax benefits, which upfront payment may be made years in advance of the actual realization of such future benefits. Estimating the amount of payments that may be made under the tax receivable agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The primary factor is the amount and timing of our income. The corporate taxpayer will be required to pay 85% of the net tax benefits as and when those benefits are treated as realized under the terms of the tax receivable agreement. If the corporate taxpayer does not have taxable income, the corporate taxpayer generally is not required (absent a change of control or circumstances requiring an early termination payment) to make payments under the tax receivable agreement for that taxable year because no benefit will have been actually realized. However, any tax benefits that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in payments under the tax receivable agreement.

The payments under the tax receivable agreement are not conditioned upon the continued ownership of us by the exchanging owners of PNMAC. In Fiscal 2021, we made tax receivable agreement payments in the aggregate amount of $249,027 to certain of our named executive officers and directors.

The tax receivable agreement provides that upon certain mergers, asset sales, other forms of business combinations or other changes of control, the corporate taxpayer’s (or its successor’s) obligations with respect to exchanged or acquired ownership interests in PNMAC (whether exchanged or acquired before or after such transaction) would be based on certain assumptions, including that the corporate taxpayer would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits related to entering into the tax receivable agreement. As a result, (i) we could be required to make payments under the tax receivable agreement that are greater than or less than the specified percentage of the actual net tax benefits we realize in respect of the tax attributes subject to the tax receivable agreement and (ii) if we elect to terminate the tax receivable agreement early, we would be required to make an immediate payment equal to the present value of the anticipated future net tax benefits, which upfront payment may be made years in advance of the actual realization of such future benefits.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Decisions made by certain prior owners of PNMAC in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that are received by an exchanging or selling owner under the tax receivable agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction will generally accelerate payments under the tax receivable agreement and increase the present value of such payments.

Payments are generally due under the tax receivable agreement within a specified period of time following the filing of our tax return for the taxable year with respect to which the payment obligation arises, although interest on such payments will begin to accrue at a rate of LIBOR plus 100 basis points from the due date (without extensions) of such tax return. Payments not made when due under the tax receivable agreement generally would accrue interest at a rate of LIBOR plus 500 basis points. However, in the event that we do not have sufficient cash available to make a payment under the tax receivable agreement when that payment is due, under certain circumstances we may elect to defer that payment for up to two years. Payments that are deferred pursuant to this election would accrue interest at a rate of LIBOR plus 350 basis points.

Payments under the tax receivable agreement will be based on the tax reporting positions that we will determine. Although we are not aware of any issue that would cause the IRS to challenge a tax basis increase, the corporate taxpayer will not be reimbursed for any payments previously made under the tax receivable agreement (except to the extent such amounts can be applied against future amounts that would otherwise be due under the tax receivable agreement). As a result, in certain circumstances, payments could be made under the tax receivable agreement in excess of the benefits that the corporate taxpayer actually realizes in respect of the tax attributes subject to the tax receivable agreement.

PNMAC Limited Liability Company Agreement

On November 1, 2018, we and PNMAC Holdings, Inc. entered into the fifth amended and restated limited liability company agreement of PNMAC. We are the managing member of PNMAC. Accordingly, we operate and control all of the business and affairs of PNMAC and, through PNMAC and its operating entity subsidiaries, conduct our business.

Pursuant to the limited liability company agreement of PNMAC, we have the right to determine when distributions will be made to the members of PNMAC and the amount of any such distributions, other than with respect to tax distributions as described below. If a distribution is authorized; such distribution will be made to the members of PNMAC pro rata in accordance with the percentages of their respective limited liability company interests.

The unit holders of PNMAC, including us, will incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of PNMAC. Except as otherwise required under Section 704(c) of the Code, net profits and net losses of PNMAC will generally be allocated to its members (including us) pro rata in accordance with their respective limited liability company interests. The limited liability company agreement of PNMAC will provide for quarterly cash distributions, which we refer to as “tax distributions,” to the members of PNMAC if we, as the managing member of PNMAC, determine that the taxable income of PNMAC gives rise to taxable income for such holders. Generally, these quarterly tax distributions will be computed based on the taxable income of PNMAC multiplied by an assumed tax rate determined by us. Tax distributions will be made only to the extent that all distributions from PNMAC for the relevant year were insufficient to cover such tax liabilities.

The limited liability company agreement of PNMAC also provides that substantially all expenses incurred by or attributable to us, but not including our obligations incurred under the tax receivable agreement and our income tax expenses, will be borne by PNMAC.

Other than us, in our capacity as managing member, no member of PNMAC will have voting rights with respect to PNMAC.

Management Agreements

Our subsidiary, PCM, may enter into investment management agreements with investment companies or funds that invest in residential mortgage assets. Presently, PCM is party to a management agreement with PMT.

This management agreement requires us to oversee the business affairs of PMT in conformity with the investment policies that are approved and monitored by PMT’s board or management. We are responsible for PMT’s day-to-day management and perform such services and activities related to PMT’s assets and operations as may be appropriate.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PMT Management Agreement

We externally manage and advise PMT pursuant to a management agreement, or the PMT Management Agreement, which was amended and restated effective June 30, 2020. The PMT Management Agreement requires us to oversee PMT’s business affairs in conformity with the investment policies that are approved and monitored by its board of trustees. We are responsible for PMT’s day-to-day management and will perform such services and activities related to its assets and operations as may be appropriate.

Pursuant to the PMT Management Agreement, we collect a base management fee and may collect a performance incentive fee, both payable quarterly and in arrears. The PMT Management Agreement expires on June 30, 2025, subject to automatic renewal for additional 18-month periods, unless terminated earlier in accordance with the terms of the agreement.

The base management fee is calculated at a defined annualized percentage of “shareholders’ equity.” PMT’s “shareholders’ equity” is defined as the sum of the net proceeds from any issuances of its equity securities since its inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance); plus its retained earnings at the end of the quarter; less any amount that PMT pays for repurchases or redemptions of its equity securities (allocated on a pro rata daily basis for such repurchases and redemptions during the fiscal quarter of any such repurchases or redemptions); and excluding one-time events pursuant to changes in GAAP and certain other non-cash charges as agreed between PMT and PCM.

Pursuant to the terms of the PMT Management Agreement, the base management fee is equal to the sum of (i) 1.5% per year of shareholders’ equity up to $2 billion, (ii) 1.375% per year of shareholders’ equity in excess of $2 billion and up to $5 billion, and (iii) 1.25% per year of shareholders’ equity in excess of $5 billion. The base management fee is paid in cash.

The performance incentive fee is calculated at a defined annualized percentage of the amount by which “net income,” on a rolling four-quarter basis and before deducting the incentive fee, exceeds certain levels of annualized return on PMT’s “equity.” For the purpose of determining the amount of the performance incentive fee, “net income” is defined as net income or loss attributable to PMT’s common shareholders, computed in accordance with GAAP and adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges determined as agreed between PMT and PCM. For this purpose, “equity” is the weighted average of the issue price per common share of all of PMT’s public offerings of common shares, multiplied by the weighted average number of common shares outstanding (including restricted share units issued under PMT’s equity incentive plans) in the four-quarter period.

The performance incentive fee is calculated quarterly and escalates as net income (stated as a percentage of return on equity) increases over certain thresholds. On each calculation date, the threshold amount represents a stated return on equity, plus or minus a “high watermark” adjustment. The performance fee payable for any quarter is equal to: (a) 10% of the amount by which net income for the quarter exceeds (i) an 8% return on equity plus the high watermark, up to (ii) a 12% return on equity; plus (b) 15% of the amount by which net income for the quarter exceeds (i) a 12% return on equity plus the high watermark, up to (ii) a 16% return on equity; plus (c) 20% of the amount by which net income for the quarter exceeds a 16% return on equity plus the high watermark.

The “high watermark” is the quarterly adjustment that reflects the amount by which the net income (stated as a percentage of return on equity) in that quarter exceeds or falls short of the lesser of 8% and the Fannie Mae MBS Yield (the target yield) for such quarter. If the net income is lower than the target yield, the high watermark is increased by the difference. If the net income is higher than the target yield, the high watermark is reduced by the difference. Each time a performance incentive fee is earned, the high watermark returns to zero. As a result, the threshold amount required for us to earn a performance incentive fee is adjusted cumulatively based on the performance of PMT’s net income over (or under) the target yield, until the net income in excess of the target yield exceeds the then-current cumulative high watermark amount, and a performance incentive fee is earned. The performance incentive fee may be paid to us in cash or in PMT’s common shares (subject to a limit of no more than 50% paid in common shares), at PMT’s option.

We are entitled to reimbursement of our organizational and operating expenses, including third-party expenses, incurred on PMT’s behalf, it being understood that we and our affiliates shall allocate a portion of our personnel’s time to provide certain legal, tax and investor relations services for our direct benefit and for which we shall be reimbursed $165,000 per fiscal quarter, such amount to be reviewed annually and not preclude reimbursement for any other services performed by us or our affiliates.

In addition, PMT is required to pay its and its subsidiaries’ pro rata portion of our and our affiliates’ rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses required for PMT’s and its subsidiaries’ operations. These expenses will be allocated based on the ratio of PMT’s and its subsidiaries’ proportion of gross assets compared to all remaining gross assets managed by us as calculated at each fiscal quarter end.

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We may also be entitled to a termination fee under certain circumstances. Specifically, the termination fee is payable for (1) PMT’s termination of the PMT Management Agreement without cause, (2) our termination of the PMT Management Agreement upon a default by PMT in the performance of any material term of the agreement that has continued uncured for a period of 30 days after receipt of written notice thereof, or (3) our termination of the agreement after the termination by PMT without cause (excluding a non-renewal) of the MBS agreement, the MSR recapture agreement or the PMT Servicing Agreement (each as described and/or defined below). The termination fee is equal to three times the sum of (a) the average annual base management fee and (b) the average annual (or, if the period is less than 24 months, annualized) performance incentive fee earned by us during the 24-month period immediately preceding the date of termination.

PMT may terminate the PMT Management Agreement without the payment of any termination fee under certain circumstances, including, among other circumstances, uncured material breaches of the PMT Management Agreement by us, upon a change in control of us (defined to include a 50% change in our shareholding in a single transaction or related series of transactions or upon the termination of the MBS agreement, the MSR recapture agreement or the PMT Servicing Agreement by PLS without cause).

The PMT Management Agreement also provides that, prior to the undertaking by us or our affiliates of any new investment opportunity or any other business opportunity requiring a source of capital with respect to which we or our affiliates will earn a management, advisory, consulting or similar fee, we shall present to PMT such new opportunity and the material terms on which we propose to provide services to PMT before pursuing such opportunity with third parties.

We earned approximately $34.8 million in base management fees and $3.0 million in performance incentive fees in Fiscal 2021 in connection with work performed under the PMT Management Agreement.

Servicing Agreements

Through our subsidiary, PLS, we enter into servicing agreements with investment companies or funds that invest in residential mortgage loans pursuant to which we provide servicing for our clients’ portfolio of residential mortgage loans. Presently, PLS is party to a servicing agreement with PMT.

The loan servicing to be provided by us under the servicing agreements includes collecting principal, interest and escrow account payments, if any, with respect to mortgage loans, as well as managing loss mitigation, which may include, among other things, collection activities, loan workouts, modifications, foreclosures and short sales. We may also engage in certain loan origination activities that include refinancing mortgage loans and financings that facilitate sales of real estate acquired upon settlement of loans, or REOs.

PMT Servicing Agreement

We and PMT have entered into a loan servicing agreement, or the PMT Servicing Agreement, which was amended and restated effective June 30, 2020 and pursuant to which we provide servicing for PMT’s portfolio of residential mortgage loans and subservicing for its portfolio of mortgage servicing rights, or MSRs. The term of the PMT Servicing Agreement expires on June 30, 2025, subject to automatic renewal for additional 18-month periods, unless terminated earlier in accordance with the terms of the agreement.

The base servicing fee rates for non-distressed mortgage loans subserviced on behalf of PMT are also calculated through a monthly per-loan dollar amount, with the actual dollar amount for each mortgage loan based on whether the mortgage loan is a fixed-rate or adjustable-rate loan. The base servicing fee rates for mortgage loans subserviced on behalf of PMT are $7.50 per month for fixed-rate mortgage loans and $8.50 per month for adjustable-rate mortgage loans. To the extent that these mortgage loans become delinquent, we are entitled to an additional servicing fee per mortgage loan falling within a range of $10 to $55 per month and based on the delinquency, bankruptcy and foreclosure status of the mortgage loan or $75 per month if the underlying mortgaged property becomes REO. We are also entitled to customary ancillary income and certain market-based fees and charges, including boarding and deboarding fees, liquidation and disposition fees, and assumption, modification and origination fees. In addition, we are entitled to fees required as a result of the COVID-19 pandemic such as a one-time forbearance set up fee of $10, a $3 per month forbearance monitoring fee and certain modification fees ranging from $125 to $675.

The base servicing fee rates for distressed whole mortgage loans are charged based on a monthly per-loan dollar amount, with the actual dollar amount for each loan based on the delinquency, bankruptcy and/or foreclosure status of such loan or whether the underlying mortgage property has become REO. The base servicing fee rates for distressed whole mortgage loans range from $30 per month for current loans up to $95 per month for loans where foreclosure proceedings have commenced. The base servicing fee rate for REO is $75 per month. To the extent that PMT rents its REO under its REO rental program, we are entitled to an REO rental fee of $30 per month per

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REO, an REO property lease renewal fee of $100 per lease renewal, and a property management fee in an amount equal to PLS’ cost if property management services and/or any related software costs are outsourced to a third-party property management firm or 9% of gross rental income if we provide property management services directly. We are also entitled to retain any tenant paid application fees and late rent fees and seek reimbursement for certain third-party vendor fees.

We are also entitled to certain activity-based fees for distressed whole mortgage loans that are charged based on the achievement of certain events. These fees range from $750 for a streamline modification to $1,750 for a liquidation or reperformance and $500 for a deed-in-lieu of foreclosure. We are not entitled to earn more than one liquidation fee, reperformance fee or modification fee in any 18-month period.

In addition, because PMT has limited employees and infrastructure, we are required to provide a range of services and activities significantly greater in scope than the services provided in connection with a customary servicing arrangement. For these services, we receive a supplemental servicing fee of $25 per month for each distressed whole loan.

Except as otherwise provided in the MSR recapture agreement, when we effect a refinancing of a loan on PMT’s behalf and not through a third-party lender and the resulting loan is readily saleable, or we originate a loan to facilitate the disposition of the real estate acquired by PMT in settlement of a loan, we are entitled to receive from PMT market-based fees and compensation consistent with pricing and terms we offer unaffiliated third parties on a retail basis.

We are entitled to reimbursement for all customary, bona fide reasonable and necessary out-of-pocket expenses incurred by us in connection with the performance of our servicing obligations.

We earned approximately $80.7 million in loan servicing fees in Fiscal 2021 in connection with work performed for PMT under the PMT Servicing Agreement.

Other Agreements with PMT

PMT Mortgage Banking Services Agreement

Pursuant to a mortgage banking services agreement, or the MBS agreement, which was amended and restated effective June 30, 2020, we provide PMT with certain mortgage banking services, including fulfillment and disposition-related services, with respect to loans acquired by PMT from correspondent sellers.

Pursuant to the MBS agreement, we have agreed to provide such services exclusively for PMT’s benefit, and we and our affiliates are prohibited from providing such services for any other third party. However, such exclusivity and prohibition shall not apply, and certain other duties instead will be imposed upon us, if PMT is unable to purchase or finance mortgage loans as contemplated under our MBS agreement for any reason. The MBS agreement expires, unless terminated earlier in accordance with the terms of the agreement, on June 30, 2025, subject to automatic renewal for additional 18-month periods, unless terminated earlier in accordance with the terms of the agreement.

In consideration for the mortgage banking services we provided with respect to PennyMac Corp.’s acquisition of mortgage loans, we are entitled to aggregate quarterly fulfillment fees not to exceed the following: (i) the number of loan commitments multiplied by a pull-through factor of either .99 or .80 depending on whether the loan commitments are subject to a “mandatory trade confirmation” or a “best efforts lock confirmation” and then multiplied by $585 for each pull-through adjusted loan commitment up to and including 16,500 per quarter and $355 for each pull-through adjusted loan commitment in excess of 16,500 per quarter, plus (ii) $315 multiplied by the number of purchased loans up to the and including 16,500 per quarter and $195 multiplied by the number of purchased loans exceeding 16,500 per quarter, plus (iii) $750 multiplied by the number of all purchased loans other than Fannie Mae and Freddie Mac loans that are sold and securitized; provided however, that no fulfillment fee shall be due or payable to us with respect to any Ginnie Mae mortgage loans. PMT does not hold the Ginnie Mae approval required to issue Ginnie Mae MBS and act as a servicer. Accordingly, under the MBS agreement, we currently purchase loans underwritten in accordance with the Ginnie Mae Mortgage-Backed Securities Guide “as is” and without recourse of any kind from PMT at its cost less an administrative fee plus accrued interest and a sourcing fee ranging from one to two basis points.

In consideration for the mortgage banking services we provide with respect to PMT’s acquisition of mortgage loans under our early purchase program, we are entitled to fees accruing (i) at a rate equal to $1,500 per year per early purchase facility administered by us, and (ii) in the amount of $35 for each mortgage loan that PMT acquires thereunder.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Notwithstanding any provision of the MBS agreement to the contrary, if it becomes reasonably necessary or advisable for us to engage in additional services in connection with post-breach or post-default resolution activities for the purposes of a correspondent agreement, then PMT has generally agreed with us to negotiate in good faith for additional compensation and reimbursement of expenses to be paid to us for the performance of such additional services.

We earned approximately $178.9 million in fulfillment fees in Fiscal 2021 under our mortgage banking services agreement with PMT, and we paid to PMT approximately $6.5 million in sourcing fees in Fiscal 2021.

MSR Recapture Agreement

Pursuant to the terms of the MSR Recapture Agreement, which was entered into by and between us and PMT and amended and restated effective June 30, 2020, if we originate any mortgage loans the proceeds of which are used to refinance mortgage loans for which PMT previously held the MSRs (the “recaptured loans”), we are generally required to transfer and convey to PMT, without cost, on a monthly basis a tiered recapture fee. Such fee shall be equal to 40% of the fair market value of the MSRs relating to the recaptured loans subject to the first 15% of the “recapture rate,” 35% of the fair market value of the MSRs relating to the recaptured loans subject to the recapture rate in excess of 15% and up to 30%, and 30% of the fair market value of the MSRs relating to the recaptured loans subject to the recapture rate in excess of 30%. The “recapture rate” means, during each month, the ratio of (i) the aggregate unpaid principal balance of all recaptured loans, to (ii) the aggregate unpaid principal balance of all mortgage loans for which PMT held the MSRs and that were refinanced or otherwise paid off in such month. We have further agreed to allocate sufficient resources to achieve a recapture rate of at least 15%.

The MSR recapture agreement expires, unless terminated earlier in accordance with the terms of the agreement, on June 30, 2025, subject to automatic renewal for additional 18-month periods, unless terminated earlier in accordance with the terms of the agreement. PMT recognized $50.9 million in recapture income pursuant to the terms of the MSR recapture agreement during Fiscal 2021.

Spread Acquisition and MSR Servicing Agreements

On December 19, 2016, we amended and restated a master spread acquisition and MSR servicing agreement, or the Spread Acquisition Agreement, with PMT, pursuant to which we may sell to PMT, from time to time, the right to receive participation certificates representing beneficial ownership in ESS arising from Ginnie Mae MSRs acquired by us, in which case we generally would be required to service or subservice the related mortgage loans for Ginnie Mae. The primary purpose of the amendment and restatement was to facilitate the continued financing of the ESS owned by PMT in connection with the parties’ participation in the GNMA MSR Facility (as defined below). To the extent we refinance any of the mortgage loans relating to the ESS PMT has acquired, the Spread Acquisition Agreement also contains recapture provisions requiring that we transfer to PMT, at no cost, the ESS relating to a certain percentage of the unpaid principal balance of the newly originated mortgage loans. However, under the Spread Acquisition Agreement, in any month where the transferred ESS relating to newly originated Ginnie Mae mortgage loans is not equivalent to at least 90% of the product of the excess servicing fee rate and the unpaid principal balance of the refinanced mortgage loans, we are also required to transfer additional ESS or cash in the amount of such shortfall. Similarly, in any month where the transferred ESS relating to modified Ginnie Mae mortgage loans is not equivalent to at least 90% of the product of the excess servicing fee rate and the unpaid principal balance of the modified mortgage loans, the Spread Acquisition Agreement contains provisions that require us to transfer additional ESS or cash in the amount of such shortfall. To the extent the fair market value of the aggregate ESS to be transferred for the applicable month is less than $200,000, we may, at our option, wire cash to PMT in an amount equal to such fair market value in lieu of transferring such ESS.

During Fiscal 2021, we made ESS repayments to PMT totaling $134.6 million and also incurred $0.6 million in ESS recapture payable to PMT. In Fiscal 2021, we purchased the remaining ESS owned by PMT in connection with the GNMA MSR Facility.

Master Repurchase Agreement with the Issuer Trust

On December 19, 2016, through PLS, we entered into a master repurchase agreement, or the PMH Repurchase Agreement, with one of PMT’s wholly-owned subsidiaries, PennyMac Holdings, LLC, or PMH, pursuant to which PMH may borrow from us for the purpose of financing PMH’s participation certificates representing beneficial ownership in ESS. PLS then re-pledges such participation certificates to PNMAC GMSR ISSUER TRUST, or the Issuer Trust, under a master repurchase agreement, or the PC Repurchase Agreement, by and among PLS, the Issuer Trust and PNMAC, as guarantor. The Issuer Trust was formed for the purpose of allowing PLS to finance MSRs and ESS relating to such MSRs in a structured financing transaction referred to as the “GNMA MSR Facility.”

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In connection with the GNMA MSR Facility, PLS pledges and/or sells to the Issuer Trust participation certificates representing beneficial interests in MSRs and ESS pursuant to the terms of the PC Repurchase Agreement. In return, the Issuer Trust (a) has issued to PLS, pursuant to the terms of an indenture, the Series 2016-MSRVF1 Variable Funding Note, dated December 19, 2016, known as the “PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, Series 2016-MSRVF1,” or the VFN, and (b) has issued and may, from time to time pursuant to the terms of any supplemental indenture, issue to institutional investors additional term notes, or the Term Notes, in each case secured on a pari passu basis by the participation certificates relating to the MSRs and ESS. The maximum principal balance of the VFN is $1 billion.

The principal amount paid by PLS for the participation certificates under the PMH Repurchase Agreement is based upon a percentage of the market value of the underlying ESS. Upon PMH’s repurchase of the participation certificates, PMH is required to repay PLS the principal amount relating thereto plus accrued interest (at a rate reflective of the current market and consistent with the weighted average note rate of the VFN and any outstanding Term Notes) to the date of such repurchase. PLS is then required to repay the Issuer Trust the corresponding amount under the PC Repurchase Agreement.

During Fiscal 2021, PMT paid us $1.3 million in interest to finance ESS under the PMH Repurchase Agreement and we, in turn, paid an identical amount to the Issuer Trust under the PC Repurchase Agreement. In Fiscal 2021, we purchased the remaining ESS owned by PMT in connection with the GNMA MSR Facility.

Loan Purchase Agreement

We have entered into a mortgage loan purchase agreement with PMT. Currently, we use the mortgage loan purchase agreement for the purpose of selling to PMT residential mortgage loans originated by us. The loan purchase agreement contains customary terms and provisions, including representations and warranties, covenants, repurchase remedies and indemnities. The purchase prices paid to us by PMT for such loans are market-based.

During Fiscal 2021, PMT did not purchase any residential loans from us under the mortgage loan purchase agreement.

Investments in PMT

Our Investment in PMT

We received dividends of $141,000 in Fiscal 2021 as a result of our investment in common shares of PMT.

Other Transactions With Related Persons

Related Party Employment Relationships

Presently, we employ Mr. Kurland’s brother-in-law, Robert Schreibman. We established Mr. Schreibman’s compensation in accordance with our employment and compensation practices applicable to employees with equivalent qualifications and responsibilities holding similar positions. None of the executive officers has a material interest in this employment relationship nor do any of them share a home with Mr. Schreibman.

We have employed Mr. Schreibman since 2008, and his current title is Senior Vice President, Asset Management. In this capacity, he received the following approximate amounts in Fiscal 2021: $195,000 in base salary, an annual performance-based cash incentive of $80,000, insurance premium payments in the amount of $21,794, a $10,782 contribution to his 401(k) plan and a $900 payment for mobile phone expenses. During Fiscal 2021, we granted Mr. Schreibman time-based and performance-based RSUs and stock options with a total grant date fair value of $49,964. Mr. Schreibman has also been entitled to receive employee benefits generally available to all employees.

Presently, we also employ Mr. Vandad Fartaj’s brother, Vala Fartaj. We established Mr. Vala Fartaj’s compensation in accordance with our employment and compensation practices applicable to employees with equivalent qualifications and responsibilities holding similar positions. None of the executive officers has a material interest in this employment relationship nor do any of them share a home with Mr. Vala Fartaj.

We have employed Mr. Vala Fartaj since 2008, and his current title is Managing Director, Portfolio Investments. In this capacity, he received the following approximate amounts in Fiscal 2021: $183,480 in base salary, an annual performance-based cash incentive of $573,028, insurance premium payments in the amount of $7,984, an $11,183 contribution to his 401(k) plan and a $900 payment for mobile phone expenses.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During Fiscal 2021, we granted Mr. Vala Fartaj time-based and performance-based RSUs and stock options with a total grant date fair value of $124,939. Mr. Vala Fartaj has also been entitled to receive employee benefits generally available to all employees.

Presently, we also employ Mr. Kurland’s son-in-law, Oliver Rubinstein. We established Mr. Rubinstein’s compensation in accordance with our employment and compensation practices applicable to employees with equivalent qualifications and responsibilities holding similar positions. None of the executive officers has a material interest in this employment relationship nor do any of them share a home with Mr. Rubinstein.

We have employed Mr. Rubinstein since 2011, and his current title is Executive Vice President, Chief of Staff. In this capacity, he received the following approximate amounts in Fiscal 2021: $187,500 in base salary, an annual performance-based cash incentive of $250,000, insurance premium payments in the amount of $20,262, an $11,400 contribution to his 401(k) plan, a $425 payment for COVID related expenses and a $300 payment for mobile phone expenses. During Fiscal 2021, we granted Mr. Rubinstein time-based and performance-based RSUs and stock options with a total grant date fair value of $104,930. Mr. Rubinstein has also been entitled to receive employee benefits generally available to all employees.

Presently, we also employ Marci Grogin, the wife of Jeffrey P. Grogin, who served as one of executive officers during part of Fiscal 2021. In January 2021, Mrs. Grogin sold her interest in Me N U Kitchen, Inc. and became our Director, Food Services. We established Mrs. Grogin’s compensation in accordance with our employment and compensation practices applicable to employees with equivalent qualifications and responsibilities holding similar positions. Mrs. Grogin does not report directly to any of our executive officers. As the Director, Food Services, she received the following approximate amounts in Fiscal 2021: $120,000 in base salary, an annual performance-based cash incentive of $30,000, insurance premium payments in the amount of $1,542, an $825 payment for mobile phone expenses and a $125 payment for COVID related expenses.

PNMAC Foodservice Agreement with Me N U Kitchen, Inc.

PNMAC offers its employees a cafeteria and dining area in several of its locations for the purpose of providing the employees access to breakfast and lunch onsite, as well as catering services for special company events. PNMAC bears all costs and expenses associated with managing and operating the cafeteria and kitchen facilities, including food, labor, rent, owned and leased equipment and utilities (including telephone and internet availability). Such costs and expenses are partially offset by revenues generated through food sales, with the remainder subsidized by PNMAC.

The cafeterias are managed and operated under a foodservice agreement with Me N U Kitchen, Inc., or MNU. Marci Grogin, who owned 100% of MNU prior to its sale in January 2021, is the wife of Jeffrey P. Grogin, who served as one of our executive officers during part of Fiscal 2021. Pursuant to the terms of the foodservice agreement, MNU provides onsite foodservice (including cafeteria and catering services) to PNMAC and its employees on a contract basis. MNU also facilitates PNMAC’s payment of certain of the costs and expenses described, and PNMAC reimburses or otherwise advances to MNU the amounts necessary to pass through such costs and expenses. PNMAC paid MNU a monthly management fee of $10,000 prior to Mrs. Grogin’s sale of her interest in Me N U Kitchen in January 2021.

Indemnification of Directors and Officers

Our Amended and Restated Bylaws provide that we will indemnify and advance expenses to our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, or DGCL. In addition, our certificate of incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty, except as otherwise prohibited under the DGCL.

We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the DGCL. In addition, our indemnification agreements also provide that we are required to advance expenses to our directors and officers as incurred in connection with legal proceedings against them for which they may be indemnified and that the rights conferred in the indemnification agreements are not exclusive.

The limited liability company agreement of PNMAC also requires PNMAC to indemnify its officers, members, managers and other affiliates to the fullest extent permitted by Delaware law, and advance expenses to its officers, members, managers and other affiliates as incurred in connection with legal proceedings against them for which they may be indemnified. The rights conferred in the limited liability company agreement of PNMAC are not exclusive.

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There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Approval of Related Party Transactions

Our Code of Business Conduct and Ethics requires everyone subject to the code to be scrupulous in avoiding a conflict of interest as it relates to our interests and the interests of our employees, officers and directors when such individuals are acting for or on our behalf. The code prohibits us from, among other things, entering into a transaction or a business relationship with a related party or an immediate family member of such related person or with a company in which such a related party or such immediate family member has a substantial financial interest, unless such transaction and relationship are disclosed to and approved in advance by our Board.

We have also adopted a written policy that specifically governs related party transactions. The related party transactions policy generally prohibits any related party transaction unless it is reviewed and approved by our Related Party Matters Committee and/or a majority of our independent directors in accordance with the policy. With certain exceptions, a related party transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000 in the aggregate in any calendar year, and in which any related party has, had or will have a direct or indirect interest. A related party is any person who is, or at any time since the beginning of our last fiscal year was, an employee, director or executive officer of our Company or a nominee to become a director of our Company; any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; any immediate family member of any of the foregoing persons (which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of any of the foregoing persons); and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest. In determining whether to approve a related party transaction, the Related Party Matters Committee and/or independent directors consider all facts and circumstances that they deem relevant to the transaction, including, among other things, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

The related party transactions policy governs the process for identifying potential related party transactions and seeking review, approval and/or ratification of such transactions. In addition, each of our employees, directors and executive officers is required to complete an annual disclosure questionnaire and report all transactions with us in which they and their immediate family members had or will have a direct or indirect material interest with respect to us. We review these questionnaires and, if we determine that it is necessary, discuss any reported transactions with our Related Party Matters Committee and/or our Board in accordance with the related party transactions policy.

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ANNUAL REPORT ON FORM 10-K

Annual Report on Form 10-K

Our Annual Report on Form 10-K for Fiscal 2021, which contains our consolidated financial statements for Fiscal 2021, accompanies this Proxy Statement, but is not a part of our soliciting materials. Stockholders of record as of the record date may obtain, without charge, a paper copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the SEC, including the financial statements and schedules thereto, without the accompanying exhibits, upon written request to Investor Relations, PennyMac Financial Services, Inc., 3043 Townsgate Road, Westlake Village, California 91361. A list of exhibits is included in our Annual Report on Form 10-K and exhibits are available from us upon the payment to us of the cost of furnishing them. Our Annual Report on Form 10-K is also available on our website, www.ir.pennymacfinancial.com, under “SEC Filings,”

Other Matters

Delinquent Section 16(a) Reports

We believe that based solely upon our review of copies of forms we have received or written representations from reporting persons, during Fiscal 2021, all filing requirements under Section 16(a) of the Exchange Act applicable to our officers, directors and beneficial owners of more than ten percent of our common stock were complied with on a timely basis, except for a Form 4 filed for Jeffrey Grogin on March 4, 2021 for sales made pursuant to a 10b5-1 plan due to an administrative oversight.

Other Matters for Consideration at the Annual Meeting

As of the date of this Proxy Statement, our Board does not know of any matter that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matters are properly presented at the Annual Meeting, your signed proxy card authorizes David A. Spector, our Chairman and Chief Executive Officer, and Derek W. Stark, our Secretary, to vote on those matters according to their best judgment.

Householding of Proxy Materials

As permitted by the SEC, we will deliver a single copy of the notice, proxy statement and annual report to stockholders who have the same address and last name, unless we have received contrary instructions from such stockholders. Each stockholder will continue to receive a separate proxy card. This procedure, called “householding,” will reduce the volume of duplicate information you receive and reduce our printing and postage costs, which is consistent with our corporate sustainability efforts. We will promptly deliver a separate copy of the proxy statement and annual report to any such stockholder upon written or oral request. A stockholder wishing to receive a separate proxy statement or annual report can notify us at Investor Relations, PennyMac Financial Services, Inc., 3043 Townsgate Road, Westlake Village, California 91361, telephone: (818) 264-4907. Similarly, stockholders currently receiving multiple copies of these documents can request the elimination of duplicate documents by contacting us as described above.

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INFORMATION CONCERNING VOTING AND SOLICITATION

Information Concerning Voting and Solicitation

General Meeting Information

Due to the ongoing COVID-19 pandemic, the 2022 Annual Meeting will be conducted online via live webcast at www.virtualshareholdermeeting.com/PFSI2022 on Tuesday, May 24, 2022 at 11:00 a.m. Pacific Time, subject to any postponements or adjournments thereof. The Board is soliciting proxies to be voted at our Annual Meeting. Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about April 13, 2022, we began mailing a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access the proxy materials, vote, and request paper copies of the proxy materials. Access to the proxy materials and online voting will be available at www.proxyvote.com. We believe this process expedites stockholders’ receipt of the proxy materials, lowers the cost of printing and distribution, and reduces the environmental impact associated with the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 24, 2022

This Notice of 2022 Annual Meeting of Stockholders, Proxy Statement and 2021 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available at www.proxyvote.com. At this website, you will find a complete set of the following proxy materials: Notice of 2022 Annual Meeting of Stockholders, Proxy Statement and 2021 Annual Report and form proxy card. You are encouraged to access and review all of the important information contained in the proxy materials before submitting a proxy or voting at the Annual Meeting.

What am I voting on?

You will be entitled to vote on the following scheduled proposals at the Annual Meeting:

•

The election of eleven (11) directors, David A. Spector, James K. Hunt, Jonathon S. Jacobson, Patrick Kinsella, Joseph Mazzella, Anne D. McCallion, Farhad Nanji, Jeffrey A. Perlowitz, Lisa M. Shalett, Theodore W. Tozer, and Emily Youssouf, each for a one-year term expiring at the 2023 annual meeting of stockholders;

•	The ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	The approval of our 2022 Equity Incentive Plan; and

•	The approval, by non-binding vote, of our executive compensation.

How does our Board of Directors recommend that I vote on these proposals?

Our Board of Directors, or the Board, recommends that you vote “FOR” the approval of all proposals set forth herein.

Who can attend the Annual Meeting?

Our Board has set March 29, 2022 as the record date for the Annual Meeting.

Due to the ongoing COVID-19 pandemic, the 2022 Annual Meeting will be conducted online via live webcast at

www.virtualshareholdermeeting.com/PFSI2022 on Tuesday, May 24, 2022 at 11:00 a.m. Pacific Time, subject to any postponements or adjournments thereof. To be admitted to the Annual Meeting virtually, you will need to log-in to www.virtualshareholdermeeting.com/PFSI2022 using the 16-digit control number found on the proxy card, voting instruction form, notice of internet availability of proxy materials or email, as applicable, previously sent or made available to stockholders entitled to vote at the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Pacific Time. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time. If you encounter any difficulties accessing the 2022 Annual Meeting or during the meeting time, please call the technical support number on the virtual meeting site. Stockholders may submit questions related to the items of business set forth on the agenda in advance of the Annual Meeting by sending an email to PFSI_IR@pnmac.com (stockholders are asked to include the full name of the account holder so we can confirm your status as a stockholder). Questions must be received by 5:00 PM PT on May 23, 2022.

Who is entitled to vote at the Annual Meeting?

If you were a stockholder of record of our common stock as of the close of business on the record date, you are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. As of the record date, 55,370,930 shares of common stock were issued and outstanding. You are entitled to one vote on each proposal for each share of common stock you held on the record date.

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INFORMATION CONCERNING VOTING AND SOLICITATION

How many shares must be present to hold the Annual Meeting?

The presence in person (virtually via live webcast) or by proxy of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting on any matter constitutes a quorum, which is required in order to hold the Annual Meeting and conduct business. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies.

What stockholder approvals are required to approve the proposals?

Election of Directors. Our Amended and Restated Bylaws provide for a majority voting standard for the election of directors in an uncontested election. Under this voting standard, directors will be elected at the annual meeting by a majority of votes cast by holders of our common stock, meaning that the number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

If any nominee for director fails to receive the required majority vote for election or re-election, the director will promptly tender to the Board for its consideration his or her offer to resign from the Board.

Other Proposals. Approval of each of the other proposals (namely, our proposals to ratify the appointment of Deloitte & Touche LLP, to approve our 2022 Equity Incentive Plan and to approve our executive compensation) also requires the affirmative vote of a majority of votes cast by holders of our common stock, meaning that the number of shares voted “FOR” such proposal must exceed the number of shares voted “AGAINST” that proposal. Abstentions and broker non-votes will have no effect on the proposals.

Please note, however, that the vote on our proposals to approve our executive compensation and to ratify the appointment of Deloitte & Touche LLP will be advisory only and will not be binding. The results of the votes on these proposals will be taken into consideration by our Board or the appropriate committee of our Board, as applicable, when making future decisions regarding these matters.

How will voting on any other business be conducted?

Other than the proposals described in this Proxy Statement, we know of no other business to be considered at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, your signed proxy card or Internet or telephonic voting instructions will authorize our designated proxies, David A. Spector, our Chairman and Chief Executive Officer, and Derek W. Stark, our Secretary, to vote on those matters according to their best judgment.

How do I vote my shares as a stockholder of record?

If you were a stockholder of record of our common stock as of the close of business on the record date, you may vote as instructed on the proxy card by using one of the following methods:

By Mail. If you received a printed copy of the proxy materials, please mark your selections on, and sign and date, the printed proxy card, and return the proxy card by mail in the postage-paid envelope provided.

By Internet. To vote by Internet, go to www.proxyvote.com and follow the instructions at that website. Internet voting is available 24 hours a day, although your vote by Internet must be received by 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. If you vote by Internet, do not return your proxy card or voting instruction card. If you are a registered stockholder, you will need to have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you hold your shares in “street name,” please refer to the Notice or voting instruction card provided to you by your broker, bank or other holder of record for Internet voting instructions.

By Telephone. To vote by telephone, registered stockholders should dial 800-690-6903 and follow the recorded instructions. Telephone voting is available 24 hours a day, although your vote by phone must be received by 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. You will need the control number found either on the Notice or on the proxy card if you are receiving a printed copy of these materials. If you vote by telephone, do not return your proxy card or voting instruction card. If you are a registered stockholder, you will need to have your proxy card in hand when you call and then follow the instructions. If you hold your shares in “street name,” please refer to the Notice or voting instruction card provided to you by your broker, bank or other holder of record for telephone voting instructions.

Online Annual Meeting. You may vote your shares during the Annual Meeting (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/PFSI2022 during the meeting.

If you vote prior to the Annual Meeting, it will assure that your vote is counted. Even if you plan to attend the online Annual Meeting, we encourage you to vote in advance of the Annual Meeting, so your vote will be counted if you later decide not to attend the Annual Meeting. Whether you vote by mail, by Internet, by telephone or at the online Annual Meeting, the proxies identified will vote the shares as to which you are the stockholder of record in accordance with your instructions. If a printed proxy card is signed and returned and no instructions are marked, the shares will be voted as recommended by our Board in this Proxy Statement.

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INFORMATION CONCERNING VOTING AND SOLICITATION

What is the difference between a stockholder of record and a “street name” holder?

If your shares of common stock are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares of common stock are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares.

If my broker holds my shares in “street name,” how do I vote my shares?

If you own your shares of common stock in “street name,” you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has provided a voting instruction form for you to use in directing the broker or nominee how to vote your shares. Please follow the instructions provided on such voting instruction form.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card and do not specify how you want to vote your shares, we will vote your shares in accordance with the Board’s recommendations as follows:

•	FOR the election of the director nominees identified in this Proxy Statement to serve on our Board of Directors, each for a term expiring at the 2023 annual meeting of stockholders;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	FOR the approval of our 2022 Equity Incentive Plan; and

•	FOR the approval, by non-binding vote, of our executive compensation.

May I revoke my proxy and change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote before it is taken at the Annual Meeting by delivering a written notice of revocation to the attention of our Secretary at 3043 Townsgate Road, Westlake Village, California 91361, or delivering a duly executed proxy bearing a later date.

What does it mean if I receive more than one proxy card?

It means that your shares may be registered differently and in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

How are votes counted?

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the election of each nominee for the Board identified in this Proxy Statement. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, to approve our 2022 Equity Incentive Plan and the proposal to approve, by non-binding vote, our executive compensation. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting in person or by proxy and entitled to vote.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum. Abstentions and broker non-votes will not have any effect on a proposal where the requirement for approval is the affirmative vote of the majority of votes cast. Accordingly, abstentions and broker non-votes will not have any effect on Proposals I, II, III and IV.

If you hold your shares in “street name” and do not provide voting instructions to your broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote under the rules of the NYSE. Under NYSE rules, brokers that hold our common stock in street name for customers that are the beneficial owners of those shares may not give a proxy to vote those shares on certain matters, including the election of directors and our executive compensation program, without specific instructions from those customers. When a broker lacks authority to vote under these circumstances, this is referred to as a “broker non-vote.” Broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum but will not be considered votes cast and, accordingly, will have no effect on any proposal to be considered at the Annual Meeting.

Who will count the vote?

Representatives of Broadridge Financial Solutions, Inc. will count the votes for shares held in “street name” and the votes of stockholders of record. Representatives of our Company will serve as the Inspector of Elections.

How will we solicit proxies for the Annual Meeting?

We are soliciting proxies from our stockholders by mailing the Notice and providing internet access, at www.proxyvote.com, to our Notice of 2022 Annual Meeting of Stockholders, Proxy Statement, 2021 Annual Report to Stockholders, and proxy card or voting instruction form. In addition, some of our directors and officers may make additional solicitations by telephone or in person.

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INFORMATION CONCERNING VOTING AND SOLICITATION

Who bears the cost of soliciting proxies?

We will pay the cost of the solicitation of proxies, including preparing and mailing the Notice. To the extent any of our directors or officers solicit proxies by telephone, facsimile transmission or other personal contact, such persons will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians who are holders of record of our common stock will be requested to forward proxy soliciting materials to the beneficial owners of such shares and will be reimbursed by us for their charges and expenses in connection therewith at customary and reasonable rates.

Can I access the Company’s proxy materials and Annual Report to Stockholders electronically?

This Proxy Statement and our 2021 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, or Fiscal 2021, are available at www.proxyvote.com and on the Company’s Investor Relations website, www.ir.pennymacfinancial.com/2022AnnMtg.

When are stockholder proposals due for the 2023 Annual Meeting of Stockholders?

No stockholder proposals were received by us to be presented at the Annual Meeting. We intend to hold next year’s annual meeting of stockholders on approximately the same date as the Annual Meeting. Accordingly, if you are submitting a proposal for possible inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, we must receive the proposal no later than December 14, 2022. If you are submitting a proposal or nomination for consideration at next year’s annual meeting other than pursuant to Rule 14a-8 of the Exchange Act, we must receive the proposal or nomination no earlier than January 25, 2023 and no later than February 24, 2023.

To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 26, 2023.

Who can help answer my questions?

If you have any questions or need assistance voting your shares or if you need additional copies of this Proxy Statement or the proxy card, you should contact:

PennyMac Financial Services, Inc.

Attention: Investor Relations

3043 Townsgate Road

Westlake Village, California 91361

Phone: (818) 264-4907

Email: PFSI_IR@pnmac.com

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EXHIBIT A

PENNYMAC FINANCIAL SERVICES, INC.

2022 EQUITY INCENTIVE PLAN

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EXHIBIT A – 2022 EQUITY INCENTIVE PLAN

PENNYMAC FINANCIAL SERVICES, INC.

2022 EQUITY INCENTIVE PLAN

1.	Purpose

This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.	Definitions

As used in this Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1.    Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of the Units.

2.2.    Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.3.    Assumed and Assumption have the meanings given such terms in Section 9.1.

2.4.    Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

2.5.    Award Agreement means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

2.6.    Board means the Company’s Board of Directors.

2.7.    Change of Control means the occurrence of any of the following after the date of approval of the Plan by the Board:

(a)    any (i) merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) sale or exchange of all of the Stock of the Company for cash, securities or other property, (iii) sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions, or (iv) any liquidation or dissolution of the Company, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction; or

(b)    any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 20% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its Affiliates, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities; or

(c)    over a period of twelve (12) consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the

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EXHIBIT A – 2022 EQUITY INCENTIVE PLAN

election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or

(d)    a majority of the Board votes in favor of a decision that a Change of Control has occurred.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur for purposes of the foregoing clause (b) solely as the result of an acquisition of Company securities by the Company which, by reducing the number of shares of the Company’s outstanding securities, increases the proportionate number of Company securities beneficially owned by any person to 20 percent or more of the combined voting power of all of the then outstanding Company securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Company securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 20 percent or more of the combined voting power of all of the then outstanding Company securities, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (b); provided, however, that any increase in ownership of the Company by HC Partners shall not constitute a “Change on Control”.

2.1.    Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.2.    Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.3.    Company means PennyMac Financial Services, Inc., a corporation organized under the laws of the State of Delaware.

2.4.    Disability means a physical or mental condition entitling a Participant to benefits under the applicable long-term disability plan of the Company or any its subsidiaries, or if no such plan exists, a “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) or as determined by the Company in accordance with applicable laws.

2.5.    Effective Date means the date the Plan is approved by stockholders in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules.

2.6.    Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.7.    Good Reason has the meaning set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it means if a Participant has complied with the “Good Reason Process (as defined below) following the occurrence of any of the following events, without such employee’s express written consent:

(a)    a material reduction by the Company in the Participant’s base salary except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company; or

(b)    a material change in Participant’s title, position, duties or responsibilities which represents an adverse change from his or her title, position, duties or responsibilities as in effect immediately prior to the Change of Control; or

(c)    the relocation of the office at which the Participant is principally employed immediately prior to the Change of Control to a location more than fifty (50) miles from the location of such office, except to the extent the Participant was not previously assigned to a principal location and except for required travel on the Company’s business to an extent substantially consistent with the Participant’s business travel obligations at the time of the Change of Control.

Notwithstanding the foregoing, the Participant shall not have Good Reason to terminate employment with the Company (or otherwise have the right to claim that he or she has been constructively terminated from employment) due solely to the fact that the Company shall cease to be a public company and shall become a subsidiary of another publicly-traded corporation.

Any event described in Section 2.15(a), (b) or (c) which occurs prior to a Change of Control but which the Participant reasonably demonstrates (1) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change of Control or (2) otherwise arose in connection with, or in anticipation of, a Change of Control, shall constitute Good Reason for purposes of this Plan notwithstanding that it occurred prior to a Change of Control.

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EXHIBIT A – 2022 EQUITY INCENTIVE PLAN

Notwithstanding the foregoing, any change in the Participant’s duties or responsibilities or any relocation of the Participant’s principal place of employment shall not constitute Good Reason if such Participant either requested, volunteered to undertake, or consented in writing to, such change or relocation. The Participant’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

2.15.    Good Reason Process means that (i) such employee reasonably determines in good faith that a “Good Reason” condition has occurred; (ii) such employee notifies the Company in writing of the first occurrence of the Good Reason condition within 60 days of when such employee first becomes aware, or should with reasonable diligence have become aware, of the first occurrence of such condition; (iii) such employee cooperates in good faith with the Company’s efforts, for a period not less than 30 days following such notice (the “Cure Period”) to remedy the condition; (iv) notwithstanding such efforts, the Good Reason condition continues to exist; and (v) such employee terminates his employment within 60 days after the end of the Cure Period. If the Company cures the Good Reason condition during the Cure Period, Good Reason shall be deemed not to have occurred.

2.16.    Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.17.    Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the New York Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the first following date for which a closing price is reported. For purposes of Awards effective as of the effective date of the Company’s initial public offering, Market Value of Stock shall be the price at which the Company’s Stock is offered to the public in its initial public offering.

2.18.    Nonstatutory Option means any Option that is not an Incentive Option.

2.19.    Option means an option to purchase shares of Stock.

2.20.    Optionee means an eligible individual to whom an Option shall have been granted under the Plan.

2.21.    Participant means any holder of an outstanding Award under the Plan.

2.22.    Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (a) cash flow (before or after dividends), (b) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (c) stock price, (d) return on equity, (e) stockholder return or total stockholder return, (f) return on capital (including, without limitation, return on total capital or return on invested capital), (g) return on investment, (h) return on assets or net assets, (i) market capitalization, (j) economic value added, (k) debt leverage (debt to capital), (l) revenue, (m) sales or net sales, (n) backlog, (o) income, pre-tax income or net income, (p) operating income or pre-tax profit, (q) operating profit, net operating profit or economic profit, (r) gross margin, operating margin or profit margin, (s) return on operating revenue or return on operating assets, (t) cash from operations, (u) operating ratio, (v) operating revenue, (w) market share improvement, (x) general and administrative expenses and (y) customer service.

2.23.    Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee.

2.24.    Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, an Award.

2.25.    Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

2.26.    Plan means this 2022 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

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EXHIBIT A – 2022 EQUITY INCENTIVE PLAN

2.27.    Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.28.    Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.29.    Restriction Period means the period of time established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.30.    Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than its then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.31.    Stock means Class A Common Stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.32.    Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.33.    Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.34.    Stockholders’ Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

2.35.    Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.	Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the Effective Date and ending immediately prior to the tenth anniversary of the Effective Date; provided, however, no grants of Incentive Options may be granted under this Plan after the tenth anniversary of the date the Plan is approved by the Board. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.

4.	Stock Subject to the Plan

4.1    Plan Share Limitations.

(a)     The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 4,600,000 shares of Stock (the “Initial Limit”), plus, on January 1, 2023, and each January 1 thereafter through January 1, 2032, the number of shares of Stock authorized under this Section 4.1(a) of this 2022 Equity Incentive Plan will be increased by an amount equal to the least of (i) 1.75% of outstanding Stock on a fully diluted basis as of the end of the immediately preceding fiscal year, (ii) 1,322,024 shares, and (iii) any lower amount determined by the Board (the “Annual Increase”). In no event shall the number of shares available for issuance pursuant to Incentive Options exceed 4,600,000 shares of Stock. For purposes of applying the foregoing limitations, (a) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value, the shares of Stock not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan and (b) if any Option is exercised by delivering previously owned shares of Stock in payment of the exercise price therefor, only the net number of shares, that is, the number of shares of Stock issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock.

(b)    Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

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4.2    Non-Employee Director Limit. Notwithstanding anything to the contrary in this Plan, the maximum value of all Awards granted under this Plan to any director in his or her capacity as such during any single calendar year shall be $750,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC Topic 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions

4.3    Adjustment of Limitations. Each of the share limitations of this Section 4 shall be subject to adjustment pursuant to Section 8 of the Plan.

5.	Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.	Authorization of Grants

6.1    Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

6.2    General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3    Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award (including, but not limited to, in a Participant’s Award Agreement), if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than thirty (30) days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant’s return from leave, if ever.

6.4    Non-Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant

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or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.	Specific Terms of Awards

7.1    Options.

(a)    Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement.

(b)    Exercise Price. The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares of Stock may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(c)    Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(d)    Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. The Committee may Accelerate an Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e)    Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company, (i) by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or (ii) by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option. If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates or shall cause the Stock to be held in book-entry position through the Company’s transfer agent’s direct registration system for the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable.

(f)    Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g)    Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the

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expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2    Stock Appreciation Rights.

(a)    Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b)    Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than fifty percent (50%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

(c)    Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, an Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

7.3    Restricted Stock.

(a)    Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, if any, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)    Issuance of Stock. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the shares shall be held in book-entry position through the Company’s transfer agent’s direct registration system. If a certificate is issued, such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The shares evidenced by this certificate are subject to the terms and conditions of PennyMac Financial Services, Inc. 2022 Equity Incentive Plan and an Award Agreement entered into by the registered owner and PennyMac Financial Services, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced by this certificate upon written request and without charge.

If the Stock is in book-entry position through the Company’s transfer-agent’s direct registration system, the restrictions will be appropriately noted.

(c)    Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)    Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)    Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the

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Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

(f)    Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.4    Restricted Stock Units.

(a)    Character. Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b)    Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5    Performance Units.

(a)    Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

(b)    Earning of Performance Units. The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

(c)    Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.6    Stock Grants. Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.7    Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, procedures, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be as comparable as practicable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, sub-plan, amendment, restatement or alternative version may increase the share limit of Section 4.

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8.	Adjustment Provisions

8.1    Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the date immediately following the consummation of the initial public offering of the Company’s Stock. If subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.3    Related Matters. Except as expressly permitted under Section 8.1 or Section 8.2, any adjustment of an Option or Stock Appreciation Right exercise price shall be prohibited. Any adjustment in Awards made pursuant to Section 8.1 or Section 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

8.4    Transactions.

(a)    Definition of Transaction. In this Section 8.4, “Transaction” means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all of the Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.

(b)    Treatment of Options and Stock Appreciation Rights. In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Options and Stock Appreciation Rights (collectively, “Rights”).

(i)    Provide that such Rights shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an affiliate thereof).

(ii)    Upon written notice to the holders, provide that the holders’ unexercised Rights will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice.

(iii)    Provide that outstanding Rights shall become exercisable in whole or in part prior to or upon the Transaction.

(iv)    Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the

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acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Transaction. For this purpose, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction but need not take into account any deferred consideration unless and until received.

(v)    Provide that, in connection with a liquidation or dissolution of the Company, Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

(vi)    Any combination of the foregoing.

For purposes of paragraph (1) above, a Right shall be considered assumed, or a substantially equivalent right shall be considered to have been provided in substitution therefore, if following consummation of the Transaction the Right confers the right to purchase or receive the value of, for each share of Stock subject to the Right immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of Right to consist of or be based on solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction.

(c)    Treatment of Other Awards. As to outstanding Awards other than Options or Share Appreciation Rights, upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award. Upon the occurrence of a Transaction involving a liquidation or dissolution of the Company which is not part of another form of Transaction, except to the extent specifically provided to the contrary in the instrument evidencing any Award or any other agreement between a Participant and the Company, all Risks of Forfeiture and Performance Goals or other business objectives, where otherwise applicable to any such Awards, shall automatically be deemed terminated or satisfied, as applicable.

(d)    Related Matters. In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

9.	Change of Control

9.1.    Except as otherwise set forth in an Award Agreement or any other Company policy, upon the occurrence of a Change of Control all outstanding Awards, other than those addressed in (b) below, shall be assumed, or substantially equivalent rights shall be provided in substitution therefor, or shall otherwise be continued in a manner satisfactory to the Committee, by the acquiring or succeeding entity (or an affiliate thereof) (collectively, “Assumed” or “Assumption”).

9.2.    Upon the occurrence of a Change of Control, if a pro rata portion of the Performance Goals under Awards conditioned on the achievement of Performance Goals or other business objectives, including the payouts attainable under outstanding Performance Units if applicable, has been achieved as of the effective date of the Change of Control, then such Performance Goals shall be deemed satisfied as of such Change of Control as to a pro rata portion of the number of shares subject to the original Award (in all cases giving effect to any multiplier or sliding scale to be applied pursuant to the terms of the original Award). The pro rata portion of such Performance Goals and such number of shares subject to the original Awards shall each be based on the length of time within the Restriction Period or Performance Period which has elapsed prior to the effective date of the Change of Control. The remaining portion of such Awards that is not eligible to be deemed satisfied in accordance with the preceding sentence shall be Assumed. Assumption shall be deemed to have occurred in respect of all Awards conditioned on the achievement of Performance Goals or other business objectives, including the payouts attainable under outstanding Performance Units if applicable, if such remaining portion of such shares is subjected to (i) comparable performance goals based on the post-Change of Control business of the acquiror or succeeding entity (or an affiliate thereof), and (ii) a measurement period using a comparable period of time to the original Award, each in a manner satisfactory to the Committee.

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9.3.    To the extent an Award is required to be Assumed hereunder and is not Assumed or earned in a Change of Control as determined under the foregoing provisions:

(a)    any and all Options and Stock Appreciation Rights not already exercisable in full which are not based on achievement of Performance Goals or other business objectives shall Accelerate with respect to 100% of the shares for which such Options or Stock Appreciation Rights are not then exercisable;

(b)    any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which are not based on achievement of Performance Goals or other business objectives shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control; and

(c)    the outstanding Awards conditioned on the achievement of Performance Goals or other business objectives, including the payouts attainable under outstanding Performance Units if applicable, shall be deemed to have been satisfied, earned, or forfeited as of the effective date of the Change of Control in such amounts as the Committee shall determine in its sole discretion.

9.4.    All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance (b) or (c) above within thirty (30) days following the effective date of the Change of Control.

9.5.    None of (a) through (c) above shall apply, however, (i) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

10.	Settlement of Awards

10.1    In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2    Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a)    the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

(b)    the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

Furthermore, the inability of the Company to obtain or maintain, or the impracticability of it obtaining or maintaining, authority from any governmental agency having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue such Stock as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Stock, with or without consideration to the affected Participants.

10.3    Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any.

10.4    Investment Representations. The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933,

| 2022 Proxy Statement	A-11

EXHIBIT A – 2022 EQUITY INCENTIVE PLAN

as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations of any jurisdiction in which Participants may reside or primarily work, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.5    Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

10.6    Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.4 in addition to any other applicable restrictions under the Plan, and the terms of the Award and under the Stockholders’ Agreement and, if applicable, to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions, or, if the Stock will be held in book-entry position through the Company’s transfer agent’s direct registration system, the restrictions will be appropriately noted.

10.7    Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates, held in book-entry position through the Company’s transfer agent’s direct registration system, for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to a Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate. If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction, provided, however, if shares of Stock are withheld to satisfy a withholding requirement imposed by a country other than the United States, the amount withheld may exceed such minimum, provided that it is not in excess of the actual amount required to be withheld with respect to the Participant under applicable tax law or regulations.

10.8    Company Charter and By-Laws; Other Company Policies. This Plan and all Awards granted hereunder are subject to the charter and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the

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EXHIBIT A – 2022 EQUITY INCENTIVE PLAN

Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by employees and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

11.	Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.	Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent, or the Stock shall be issued through the Company’s transfer agent’s direct registration system. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate or articles of incorporation and the by-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.	Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan. It is further intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code and the Plan shall be governed, interpreted and enforced consistent with such intent. Neither the Committee nor the Company, nor any of its Affiliates or its or their officers, employees, agents, or representatives, shall have any liability or responsibility for any adverse federal, state or local tax consequences and penalty taxes which may result the grant or settlement of any Award on a basis contrary to the provisions of Section 409A of the Code or comparable provisions of any applicable state or local income tax laws.

14.	Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.	No Guarantee of Tax Consequences

It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code, pertaining non-qualified plans of deferred compensation, and the Plan shall be governed, interpreted and enforced consistent with such intent. However, neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code will or will not apply and no person shall have any liability to a Participant or any other party if a payment under an Award that is intended to benefit from favorable tax treatment or avoid adverse tax treatment fails to realize such intention or for any action taken by the Board or the Committee with respect to the Award.

| 2022 Proxy Statement	A-13

EXHIBIT A – 2022 EQUITY INCENTIVE PLAN

16.	Termination and Amendment of the Plan

16.1    Termination or Amendment of the Plan. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

16.2    Termination or Amendment of Outstanding Awards; Assumptions. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Committee may at any time:

(a)    amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;

(b)    within the limitations of the Plan, modify, extend or assume outstanding Awards or accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

(c)    offer to buy out for a payment in cash or cash equivalents an Award previously granted or authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

16.3    Limitations on Amendments, Etc.

(a)    Without the approval of the Company’s stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Stock which may be issued under the Plan, (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.

(b)    No action by the Board or the Committee pursuant to this Section 16 shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated, or (iii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation.

17.	Notices and Other Communications

Any communication or notice required or permitted to be given under the Plan shall be in such form as the Committee may determine from time to time. If a notice, demand, request or other communication is required or permitted to be given in writing, then any such notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

18.	Governing Law

The Plan and all Award Agreements and actions taken hereunder and thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

A-14	| 2022 Proxy Statement

PENNYMAC FINANCIAL SERVICES, INC.

3043 TOWNSGATE ROAD

WESTLAKE VILLAGE, CA 91361

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/PSFI2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D80409-P68205	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PENNYMAC FINANCIAL SERVICES, INC.

The Board of Directors recommends you vote FOR the following:

1.  To elect the eleven (11) director nominees identified in the enclosed Proxy Statement to serve on our Board of Directors, each for a one-year term expiring at the 2023 Annual Meeting of Stockholders.

      Nominees:

	For	Against	Abstain

1a. David A. Spector	☐	☐	☐

1b. James K. Hunt	☐	☐	☐

1c. Jonathon S. Jacobson	☐	☐	☐

1d. Patrick Kinsella	☐	☐	☐

1e. Anne D. McCallion	☐	☐	☐

1f. Joseph Mazzella	☐	☐	☐

1g. Farhad Nanji	☐	☐	☐

1h. Jeffrey A. Perlowitz	☐	☐	☐

1i. Lisa M. Shalett	☐	☐	☐

	For	Against	Abstain
1j. Theodore W. Tozer	☐	☐	☐

1k. Emily Youssouf	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2. To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐

3. To approve our 2022 Equity Incentive Plan.	☐	☐	☐

4. To approve, by non-binding vote, our executive compensation.	☐	☐	☐

NOTE : To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Meeting Information

Due to the ongoing COVID-19 pandemic, the 2022 Annual Meeting will be conducted online via live webcast at www.virtualshareholdermeeting.com/PFSI2022

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting:

The Notice of 2022 Annual Meeting of Stockholders, Proxy Statement and 2021 Annual Report to

Stockholders are available at www.proxyvote.com.

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D80410-P68205

PENNYMAC FINANCIAL SERVICES, INC. Annual Meeting of Stockholders May 24, 2022 11:00 AM PDT THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints David A. Spector and Derek W. Stark, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of PennyMac Financial Services, Inc. the undersigned is entitled to vote, and, in their discretion, to vote upon other such business as may properly come before the 2022 Annual Meeting of Stockholders of the Company to be held May 24, 2022, or at any adjournments or postponements thereof, with all the powers the undersigned would possess if present at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors.

Continued and to be signed on reverse side